As filed with the Securities and Exchange Commission on September 25, 2026
File Nos. 33‑07812
811‑04791

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.
Post-Effective Amendment No. 70	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 72	☒

AB MUNICIPAL INCOME FUND, INC.
(Exact Name of Registrant as Specified in Charter)

66 Hudson Boulevard East, 28th Floor, New York, New York 10001
(Address of Principal Executive Office) (Zip Code)
Registrant’s Telephone Number, including Area Code:
(800) 221‑5672

Nancy E. Hay
AllianceBernstein L.P.
66 Hudson Boulevard East, 28th Floor
New York, New York 10001
(Name and address of agent for service)

Copies of communications to:
Paul M. Miller
Seward & Kissel LLP
1901 L Street, N.W.
Suite 700
Washington, DC 20036

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on September 30, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of beneficial interest.
This Post-Effective Amendment No. 70 relates solely to the Class A, Class C, Advisor Class and Class Z shares, as applicable, of the AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio. No information in the Registrant’s Registration Statement relating to the other series or classes of the Registrant not included herein is amended or superseded.

PROSPECTUS  |  SEPTEMBER 30, 2026
AB Municipal Income Portfolios
(Shares Offered—Exchange Ticker Symbol)

AB National Portfolio (Class A–ALTHX; Class C–ALNCX; Advisor Class–ALTVX)	AB Massachusetts Portfolio (Class A–AMAAX; Class C–AMACX; Advisor Class–AMAYX)

AB High Income Municipal Portfolio (Class A–ABTHX; Class C–ABTFX; Advisor Class–ABTYX; Class Z–ABTZX)	AB New York Portfolio (Class A–ALNYX; Class C–ANYCX; Advisor Class–ALNVX)

AB California Portfolio (Class A–ALCAX; Class C–ACACX; Advisor Class–ALCVX)	AB Virginia Portfolio (Class A–AVAAX; Class C–AVACX; Advisor Class–AVAYX)
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢ Are Not FDIC Insured ➢ May Lose Value ➢ Are Not Bank Guaranteed

SUMMARY INFORMATION

AB National Portfolio

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available without assuming what the Adviser considers to be undue risk to principal or income.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs for Class A Shares on page 46 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 126 of the Portfolio’s Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	1.00%(a)	None
Exchange Fee	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management Fees	0.45%	0.45%	0.45%

Distribution and/or Service (12b‑1) Fees	0.25%	1.00%	None

Other Expenses:
Transfer Agent	0.06%	0.06%	0.06%
Other Expenses(b)	0.04%	0.04%	0.04%

Total Other Expenses	0.10%	0.10%	0.10%

Total Annual Portfolio Operating Expenses Before Waiver	0.80%	1.55%	0.55%

Fee Waiver and/or Expense Reimbursement(c)	(0.05)%	(0.05)%	(0.05)%

Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	1.50%	0.50%

(a)	For Class C shares, the contingent deferred sales charge, or CDSC, is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(b)	“Other Expenses” includes acquired fund fees and expenses totaling less than 0.01%.

(c)
The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Portfolio to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Portfolio may invest, interest expense, and extraordinary expenses), on an annualized basis, from exceeding 0.75%, 1.50% and 0.50% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares. In addition to that agreement, in connection with the Portfolio’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Portfolio and/or reimburse other expenses of the Portfolio in an amount equal to the Portfolio’s pro rata share of the Money Market Portfolio’s effective management fee. Each of the agreements will remain in effect until September 30, 2027 and may only be terminated or changed with the consent of the Portfolio’s Board of Directors. In addition, each of the agreements will be automatically extended for one‑year terms thereafter unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period.

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio’s

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operating expenses stay the same and that any fee waiver and/or expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class
After 1 Year	$374	$253	*	$51

After 3 Years	$543	$485		$171

After 5 Years	$726	$840		$302

After 10 Years	$1,256	$1,639		$684

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax (“AMT”) for certain taxpayers. The Portfolio may invest more than 25% of its assets in a single state.
The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
The Portfolio may also invest in:

•	forward commitments;

•	tender option bonds (“TOBs”);

•	zero‑coupon municipal securities and variable, floating and inverse floating-rate municipal securities;

•	certain types of mortgage-related securities; and

•	derivatives, such as options, futures contracts, forwards and swaps.
PRINCIPAL RISKS:
•
Market Risk: The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or global conflicts, any of which can affect large portions of the securities markets.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Portfolio performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

•
Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in the municipal securities of a particular state or territory, the Portfolio may be vulnerable to events adversely affecting that state or territory, including economic,

5

political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•
Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•
Tax Risk: There is no guarantee that the income on the Portfolio’s municipal securities will be exempt from regular U.S. federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in U.S. federal income tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•
Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

•
Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Portfolio.
BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

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You may obtain updated performance information on the Portfolio’s website at www.abfunds.com (click on “Investments—Mutual Funds”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2026, the year‑to‑date unannualized return for Class A shares was 2.39%.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 6.98%, 4th quarter, 2023; and Worst Quarter was down ‑5.86%, 1st quarter, 2022.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2025)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	0.73%	0.20%	1.87%

	Return After Taxes on Distributions	0.69%	0.16%	1.84%

	Return After Taxes on Distributions and Sale of Portfolio Shares	1.78%	0.74%	2.05%
Class C	Return Before Taxes	2.20%	0.08%	1.42%
Advisor Class	Return Before Taxes	4.12%	1.07%	2.44%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		4.25%	0.80%	2.34%

*	After‑tax Returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Daryl Clements	Since 2022	Senior Vice President of the Adviser

Matthew J. Norton	Since 2016	Senior Vice President of the Adviser

Andrew D. Potter	Since 2018	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to Additional Information About Purchase and Sale of Portfolio Shares, Taxes and Financial Intermediaries, page 33 in this Prospectus.

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AB High Income Municipal Portfolio

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with what the Adviser considers to be an appropriate level of risk.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs for Class A Shares on page 46 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 126 of the Portfolio’s Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	1.00%(a)	None	None
Exchange Fee	None	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class Z
Management Fees	0.50%	0.50%	0.50%	0.50%

Distribution and/or Service (12b‑1) Fees	0.25%	1.00%	None	None

Other Expenses:
Transfer Agent	0.04%	0.04%	0.04%	0.02%
Interest Expense	0.42%	0.42%	0.42%	0.42%
Other Expenses(b)	0.03%	0.03%	0.03%	0.03%

Total Other Expenses	0.49%	0.49%	0.49%	0.47%

Total Annual Portfolio Operating Expenses Including Interest Expense Before Waiver	1.24%	1.99%	0.99%	0.97%

Fee Waiver and/or Expense Reimbursement(c)	(0.02)%	(0.02)%	(0.02)%	0.00%

Total Annual Portfolio Operating Expenses Including Interest Expense After Fee Waiver and/or Expense Reimbursement(d)	1.22%	1.97%	0.97%	0.97%

(a)	For Class C shares, the contingent deferred sales charge, or CDSC, is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(b)	“Other Expenses” includes acquired fund fees and expenses totaling less than 0.01%.

(c)
The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Portfolio to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Portfolio may invest, interest expense, and extraordinary expenses), on an annualized basis, from exceeding 0.80%, 1.55%, 0.55% and 0.55% of average daily net assets, respectively, for Class A, Class C, Advisor Class and Class Z shares. In addition to that agreement, in connection with the Portfolio’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Portfolio and/or reimburse other expenses of the Portfolio in an amount equal to the Portfolio’s pro rata share of the Money Market Portfolio’s effective management fee. Each of the agreements will remain in effect until September 30, 2027 and may only be terminated or changed with the consent of the Portfolio’s Board of Directors. In addition, each of the agreements will be automatically extended for one‑year terms thereafter unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period.

(d)	If interest expense were excluded, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement would be as follows:

Class A	Class C	Advisor Class	Class Z
0.80%	1.55%	0.55%	0.55%

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Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio’s operating expenses stay the same and that any fee waiver and/or expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class Z
After 1 Year	$421	$300	*	$99	$99

After 3 Years	$680	$622		$313	$309

After 5 Years	$959	$1,071		$545	$536

After 10 Years	$1,753	$2,122		$1,211	$1,190

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding municipal securities that may be non‑investment grade or investment grade. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax (“AMT”) for certain taxpayers.
The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
The Portfolio may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds.
The Portfolio may also invest in:

•	forward commitments;

•	tender option bonds (“TOBs”);

•	zero‑coupon municipal securities and variable, floating and inverse floating-rate municipal securities;

•	certain types of mortgage-related securities; and

•	derivatives, such as options, futures contracts, forwards and swaps.
The Portfolio may make short sales of securities or maintain a short position, and may use other investment techniques.
PRINCIPAL RISKS:
•
Market Risk: The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or global conflicts, any of which can affect large portions of the securities markets.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or

9

durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Portfolio performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

•
Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

•
Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in the municipal securities of a particular state or territory, the Portfolio may be vulnerable to events adversely affecting that state or territory, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•
Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

•
Leverage Risk: To the extent the Portfolio uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

•
Tax Risk: There is no guarantee that the income on the Portfolio’s municipal securities will be exempt from regular U.S. federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in U.S. federal income tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•
Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

10

•
Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

•
Tender Option Bonds Risk: The Portfolio’s participation in TOB transactions may reduce the Portfolio’s returns and increase volatility and expose the Portfolio to credit risk and leverage risk. Investments in TOB transactions typically will involve greater risk than investments in fixed-rate municipal bonds, including the risk of loss of principal. The interest payments that the Portfolio receives in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced, or potentially eliminated, when short-term interest rates rise. The Portfolio will be subject to leverage risk to the extent that the Portfolio uses the proceeds from a TOB transaction to invest in other securities. If the interest expense on borrowings or other costs of the leverage approach the net return on the Portfolio’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Portfolio’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Portfolio, the Portfolio’s use of leverage would result in a lower rate of net return than if the Portfolio were not leveraged. During periods of rising short-term interest rates, the interest paid on floaters in TOBs would increase, which may adversely affect the Portfolio’s net return. The Portfolio’s investment in a TOB will generally underperform the market for fixed-rate municipal securities when interest rates rise. The value of inverse floaters may be volatile and there may be limited liquidity in the market for inverse floaters. Because investments in inverse floaters issued in TOB transactions are derivative instruments, these investments are also subject to the risks associated with investments in derivatives.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Portfolio.
BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the Portfolio’s website at www.abfunds.com (click on “Investments—Mutual Funds”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2026, the year‑to‑date unannualized return for Class A shares was 3.47%.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 10.15%, 4th quarter, 2023; and Worst Quarter was down ‑7.60%, 1st quarter, 2022.

11

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2025)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	0.87%	0.13%	2.59%

	Return After Taxes on Distributions	0.78%	0.02%	2.51%

	Return After Taxes on Distributions and Sale of Portfolio Shares	2.14%	0.83%	2.79%
Class C	Return Before Taxes	2.33%	0.00%	2.15%
Advisor Class	Return Before Taxes	4.36%	1.01%	3.17%
Class Z**	Return Before Taxes	4.26%	0.99%	3.17%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		4.25%	0.80%	2.34%

*	After‑tax Returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

**
Inception date for Class Z shares: 9/28/2018. Performance information for periods prior to the inception of Class Z shares is the performance of the Portfolio’s Class A shares adjusted to reflect the expenses of Class Z shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Daryl Clements	Since 2022	Senior Vice President of the Adviser

Matthew J. Norton	Since 2016	Senior Vice President of the Adviser

Andrew D. Potter	Since 2018	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to Additional Information About Purchase and Sale of Portfolio Shares, Taxes and Financial Intermediaries, page 33 in this Prospectus.

12

AB California Portfolio

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal income tax and California personal income tax, that is available without assuming what the Adviser considers to be undue risk to income or principal.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs for Class A Shares on page 46 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 126 of the Portfolio’s Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	1.00%(a)	None
Exchange Fee	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management Fees	0.45%	0.45%	0.45%

Distribution and/or Service (12b‑1) Fees	0.25%	1.00%	None

Other Expenses:
Transfer Agent	0.05%	0.05%	0.05%
Other Expenses(b)	0.04%	0.04%	0.04%

Total Other Expenses	0.09%	0.09%	0.09%

Total Annual Portfolio Operating Expenses Before Waiver	0.79%	1.54%	0.54%

Fee Waiver and/or Expense Reimbursement(c)	(0.04)%	(0.04)%	(0.04)%

Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	1.50%	0.50%

(a)	For Class C shares, the contingent deferred sales charge, or CDSC, is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(b)	“Other Expenses” includes acquired fund fees and expenses totaling less than 0.005%.

(c)
The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Portfolio to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Portfolio may invest, interest expense, and extraordinary expenses), on an annualized basis, from exceeding 0.75%, 1.50% and 0.50% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares. In addition to that agreement, in connection with the Portfolio’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Portfolio and/or reimburse other expenses of the Portfolio in an amount equal to the Portfolio’s pro rata share of the Money Market Portfolio’s effective management fee. Each of the agreements will remain in effect until September 30, 2027 and may only be terminated or changed with the consent of the Portfolio’s Board of Directors. In addition, each of the agreements will be automatically extended for one‑year terms unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period.

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio’s

13

operating expenses stay the same and that any fee waiver and/or expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class
After 1 Year	$374	$253	*	$51

After 3 Years	$541	$483		$169

After 5 Years	$722	$836		$298

After 10 Years	$1,245	$1,629		$673

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax (“AMT”) for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of California or municipal securities with interest that is otherwise exempt from California state income tax.
The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
The Portfolio may also invest in:

•	forward commitments;

•	tender option bonds (“TOBs”);

•	zero‑coupon municipal securities and variable, floating and inverse floating-rate municipal securities;

•	certain types of mortgage-related securities; and

•	derivatives, such as options, futures contracts, forwards and swaps.
PRINCIPAL RISKS:
•
Market Risk: The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or global conflicts, any of which can affect large portions of the securities markets.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Portfolio performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

•
Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic

14

conditions, political or legislative changes, catastrophic natural disasters, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in the municipal securities of a particular state or territory, the Portfolio may be vulnerable to events adversely affecting that state or territory. The Portfolio’s investments in California municipal securities may be vulnerable to events adversely affecting its economy. California’s economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. However, there remain a number of risks that threaten the state’s economy, including potentially unfavorable changes to federal policies, the uncertain impact of changes in federal tax law and trade policy, significant unfunded liabilities of the two main retirement systems managed by state entities, the California Public Employees’ Retirement System and the California State Teachers’ Retirement System and public health crises (including the occurrence of a contagious disease or illness). California’s economy may also be affected by natural disasters, such as earthquakes, droughts, flooding or fires. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•
Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•
Tax Risk: There is no guarantee that the income on the Portfolio’s municipal securities will be exempt from regular U.S. federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in U.S. federal income tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•
Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

•
Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its

15

techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Portfolio.
BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the Portfolio’s website at www.abfunds.com (click on “Investments—Mutual Funds”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2026, the year‑to‑date unannualized return for Class A shares was 2.17%.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 6.97%, 4th quarter, 2023; and Worst Quarter was down ‑5.44%, 1st quarter, 2022.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2025)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	0.62%	0.45%	1.90%

	Return After Taxes on Distributions	0.58%	0.39%	1.86%

	Return After Taxes on Distributions and Sale of Portfolio Shares	1.65%	0.91%	2.09%
Class C	Return Before Taxes	1.82%	0.29%	1.44%
Advisor Class	Return Before Taxes	3.95%	1.32%	2.47%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		4.25%	0.80%	2.34%

*	After‑tax Returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

16

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Daryl Clements	Since 2022	Senior Vice President of the Adviser

Matthew J. Norton	Since 2016	Senior Vice President of the Adviser

Andrew D. Potter	Since 2018	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to Additional Information About Purchase and Sale of Portfolio Shares, Taxes and Financial Intermediaries, page 33 in this Prospectus.

17

AB Massachusetts Portfolio

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and Commonwealth of Massachusetts personal income tax that is available without assuming what the Adviser considers to be undue risk.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs for Class A Shares on page 46 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 126 of the Portfolio’s Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	1.00%(a)	None
Exchange Fee	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management Fees	0.45%	0.45%	0.45%

Distribution and/or Service (12b‑1) Fees	0.25%	1.00%	None

Other Expenses:
Transfer Agent	0.06%	0.06%	0.06%
Other Expenses(b)	0.14%	0.15%	0.14%

Total Other Expenses	0.20%	0.21%	0.20%

Total Annual Portfolio Operating Expenses Before Waiver	0.90%	1.66%	0.65%

Fee Waiver and/or Expense Reimbursement(c)	(0.13)%	(0.14)%	(0.13)%

Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.77%	1.52%	0.52%

(a)	For Class C shares, the contingent deferred sales charge, or CDSC, is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(b)	“Other Expenses” includes acquired fund fees and expenses totaling less than 0.01%.

(c)
The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Portfolio to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Portfolio may invest, interest expense, and extraordinary expenses), on an annualized basis, from exceeding 0.77%, 1.52% and 0.52% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares. In addition to that agreement, in connection with the Portfolio’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Portfolio and/or reimburse other expenses of the Portfolio in an amount equal to the Portfolio’s pro rata share of the Money Market Portfolio’s effective management fee. Each of the agreements will remain in effect until September 30, 2027 and may only be terminated or changed with the consent of the Portfolio’s Board of Trustees. In addition, each of the agreements will be automatically extended for one‑year terms unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period.

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio’s

18

operating expenses stay the same and that any fee waiver and/or expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class
After 1 Year	$376	$255	*	$53

After 3 Years	$566	$510		$195

After 5 Years	$771	$889		$349

After 10 Years	$1,363	$1,751		$798

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax (“AMT”) for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Massachusetts or municipal securities with interest that is otherwise exempt from Massachusetts state income tax.
The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
The Portfolio may also invest in:

•	forward commitments;

•	tender option bonds (“TOBs”);

•	zero‑coupon municipal securities and variable, floating and inverse floating-rate municipal securities;

•	certain types of mortgage-related securities; and

•	derivatives, such as options, futures contracts, forwards and swaps.
PRINCIPAL RISKS:
•
Market Risk: The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or global conflicts, any of which can affect large portions of the securities markets.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Portfolio performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

•
Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic

19

conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in the municipal securities of a particular state or territory, the Portfolio may be vulnerable to events adversely affecting that state or territory. The Portfolio’s investments in Massachusetts municipal securities are vulnerable to events adversely affecting its economy, which is relatively diverse and based on education and health services, professional and business services (including financial and high-tech industries), and leisure and hospitality, including public health crises (including the occurrence of a contagious disease or illness). Massachusetts has a high degree of job stability and an educated work force due to its large concentration of colleges and universities but the high cost of doing business in Massachusetts may serve as an impediment to job creation. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•
Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•
Tax Risk: There is no guarantee that the income on the Portfolio’s municipal securities will be exempt from regular U.S. federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in U.S. federal income tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•
Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

•
Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

20

As with all investments, you may lose money by investing in the Portfolio.
BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the Portfolio’s website at www.abfunds.com (click on “Investments—Mutual Funds”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2026, the year‑to‑date unannualized return for Class A shares was 2.46%.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 7.19%, 4th quarter, 2023; and Worst Quarter was down ‑5.70%, 1st quarter, 2022.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2025)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	-0.05%	-0.20%	1.46%

	Return After Taxes on Distributions	-0.12%	-0.29%	1.39%

	Return After Taxes on Distributions and Sale of Portfolio Shares	1.21%	0.38%	1.69%
Class C	Return Before Taxes	1.38%	-0.32%	1.02%
Advisor Class**	Return Before Taxes	3.40%	0.68%	2.03%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		4.25%	0.80%	2.34%

*	After‑tax Returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

**
Inception Date for Advisor Class shares: 7/25/2016. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio’s Class A shares adjusted to reflect the expenses of Advisor Class shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

21

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Daryl Clements	Since 2022	Senior Vice President of the Adviser

Matthew J. Norton	Since 2016	Senior Vice President of the Adviser

Andrew D. Potter	Since 2018	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to Additional Information About Purchase and Sale of Portfolio Shares, Taxes and Financial Intermediaries, page 33 in this Prospectus.

22

AB New York Portfolio

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and New York State and City income tax that is available without assuming what the Adviser considers to be undue risk to principal or income.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs for Class A Shares on page 46 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 126 of the Portfolio’s Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	1.00%(a)	None
Exchange Fee	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management Fees	0.45%	0.45%	0.45%

Distribution and/or Service (12b‑1) Fees	0.25%	1.00%	None

Other Expenses:
Transfer Agent	0.05%	0.05%	0.06%
Interest Expense	0.01%	0.00%	0.00%
Other Expenses(b)	0.08%	0.08%	0.08%

Total Other Expenses	0.14%	0.13%	0.14%

Total Annual Portfolio Operating Expenses Before Waiver	0.84%	1.58%	0.59%

Fee Waiver and/or Expense Reimbursement(c)	(0.09)%	(0.08)%	(0.09)%

Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(d)	0.75%	1.50%	0.50%

(a)	For Class C shares, the contingent deferred sales charge, or CDSC, is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(b)	“Other Expenses” includes acquired fund fees and expenses totaling less than 0.01%.

(c)
The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Portfolio to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Portfolio may invest, interest expense, and extraordinary expenses), on an annualized basis, from exceeding 0.75%, 1.50% and 0.50% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares. In addition to that agreement, in connection with the Portfolio’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Portfolio and/or reimburse other expenses of the Portfolio in an amount equal to the Portfolio’s pro rata share of the Money Market Portfolio’s effective management fee. Each of the agreements will remain in effect until September 30, 2027 and may only be terminated or changed with the consent of the Portfolio’s Board of Directors. In addition, each agreement will be automatically extended for one‑year terms unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period.

(d)	If interest expense were excluded, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement would be as follows:

Class A	Class C	Advisor Class
0.75%	1.50%	0.50%

23

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio’s operating expenses stay the same and that any fee waiver and/or expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class
After 1 Year	$374	$253	*	$51

After 3 Years	$551	$491		$180

After 5 Years	$743	$853		$320

After 10 Years	$1,298	$1,673		$729

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax (“AMT”) for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of New York or municipal securities with interest that is otherwise exempt from New York state income tax.
The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
The Portfolio may also invest in:

•	forward commitments;

•	tender option bonds (“TOBs”);

•	zero‑coupon municipal securities and variable, floating and inverse floating-rate municipal securities;

•	certain types of mortgage-related securities; and

•	derivatives, such as options, futures contracts, forwards and swaps.
PRINCIPAL RISKS:
•
Market Risk: The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or global conflicts, any of which can affect large portions of the securities markets.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Portfolio performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

•
Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

24

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in the municipal securities of a particular state or territory, the Portfolio may be vulnerable to events adversely affecting that state or territory. The Portfolio’s investments in New York municipal securities may be vulnerable to events adversely affecting its economy, including public health crises (including the occurrence of a contagious disease or illness). New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. With the financial services sector contributing more than one‑fifth of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as those that occurred in 2008-2009 and during the COVID‑19 pandemic. In addition, as New York’s financial services and professional and business services sectors serve a global market, they can be highly sensitive to global trends. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•
Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•
Tax Risk: There is no guarantee that the income on the Portfolio’s municipal securities will be exempt from regular U.S. federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in U.S. federal income tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•
Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

•
Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its

25

techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Portfolio.
BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the Portfolio’s website at www.abfunds.com (click on “Investments—Mutual Funds”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2026, the year‑to‑date unannualized return for Class A shares was 2.78%.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 6.37%, 4th quarter, 2023; and Worst Quarter was down ‑5.80%, 1st quarter, 2022.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2025)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	0.04%	0.18%	1.67%

	Return After Taxes on Distributions	-0.02%	0.14%	1.64%

	Return After Taxes on Distributions and Sale of Portfolio Shares	1.29%	0.70%	1.88%
Class C	Return Before Taxes	1.40%	0.05%	1.22%
Advisor Class	Return Before Taxes	3.53%	1.06%	2.24%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		4.25%	0.80%	2.34%

*	After‑tax Returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

26

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Daryl Clements	Since 2022	Senior Vice President of the Adviser

Matthew J. Norton	Since 2016	Senior Vice President of the Adviser

Andrew D. Potter	Since 2018	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to Additional Information About Purchase and Sale of Portfolio Shares, Taxes and Financial Intermediaries, page 33 in this Prospectus.

27

AB Virginia Portfolio

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and Commonwealth of Virginia personal income tax that is available without assuming what the Adviser considers to be undue risk.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs for Class A Shares on page 46 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 126 of the Portfolio’s Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	1.00%(a)	None
Exchange Fee	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management Fees	0.45%	0.45%	0.45%

Distribution and/or Service (12b‑1) Fees	0.25%	1.00%	None

Other Expenses:
Transfer Agent	0.05%	0.05%	0.05%
Other Expenses(b)	0.18%	0.18%	0.18%

Total Other Expenses	0.23%	0.23%	0.23%

Total Annual Portfolio Operating Expenses Before Waiver	0.93%	1.68%	0.68%

Fee Waiver and/or Expense Reimbursement(c)	(0.13)%	(0.13)%	(0.13)%

Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.55%	0.55%

(a)	For Class C shares, the contingent deferred sales charge, or CDSC, is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(b)	“Other Expenses” includes acquired fund fees and expenses totaling less than 0.01%.

(c)
The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Portfolio to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Portfolio may invest, interest expense, and extraordinary expenses), on an annualized basis, from exceeding 0.80%, 1.55% and 0.55% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares. In addition to that agreement, in connection with the Portfolio’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Portfolio and/or reimburse other expenses of the Portfolio in an amount equal to the Portfolio’s pro rata share of the Money Market Portfolio’s effective management fee. Each of the agreements will remain in effect until September 30, 2027 and may only be terminated or changed with the consent of the Portfolio’s Board of Trustees. In addition, each agreement will be automatically extended for one‑year terms unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period.

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio’s

28

operating expenses stay the same and that any fee waiver and/or expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class
After 1 Year	$379	$258	*	$56

After 3 Years	$575	$517		$204

After 5 Years	$787	$900		$366

After 10 Years	$1,397	$1,776		$834

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax (“AMT”) for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Virginia or municipal securities with interest that is otherwise exempt from Virginia state income tax.
The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
The Portfolio may also invest in:

•	forward commitments;

•	tender option bonds (“TOBs”);

•	zero‑coupon municipal securities and variable, floating and inverse floating-rate municipal securities;

•	certain types of mortgage-related securities; and

•	derivatives, such as options, futures contracts, forwards and swaps.
PRINCIPAL RISKS:
•
Market Risk: The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or global conflicts, any of which can affect large portions of the securities markets.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Portfolio performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

•
Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic

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conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in the municipal securities of a particular state or territory, the Portfolio may be vulnerable to events adversely affecting that state or territory. The Portfolio’s investments in Virginia municipal securities may be vulnerable to events adversely affecting its economy, including public health crises (including the occurrence of a contagious disease or illness). Virginia has a highly diversified economy, with professional and business activities, education and health, and retail trade as major components. Public administration, including the federal, state and local governments, both military and civilian, also plays a large role in its economy. The state benefits from increases in U.S. Government spending but is vulnerable to spending decreases. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•
Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•
Tax Risk: There is no guarantee that the income on the Portfolio’s municipal securities will be exempt from regular U.S. federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in U.S. federal income tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•
Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

•
Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

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Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Portfolio.

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BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the Portfolio’s website at www.abfunds.com (click on “Investments—Mutual Funds”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2026, the year‑to‑date unannualized return for Class A shares was 2.15%.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 7.05%, 4th quarter, 2023; and Worst Quarter was down ‑5.65%, 1st quarter, 2022.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2025)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	0.78%	0.06%	1.73%

	Return After Taxes on Distributions	0.73%	0.01%	1.69%

	Return After Taxes on Distributions and Sale of Portfolio Shares	1.66%	0.58%	1.90%
Class C	Return Before Taxes	2.11%	-0.05%	1.29%
Advisor Class**	Return Before Taxes	4.13%	0.93%	2.31%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		4.25%	0.80%	2.34%

*	After‑tax Returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

**
Inception date for Advisor Class shares: 7/25/2016. Performance information for period prior to the inception of Advisor Class shares is the performance of the Portfolio’s Class A shares adjusted to reflect the expenses of Advisor Class shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

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PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Daryl Clements	Since 2022	Senior Vice President of the Adviser

Matthew J. Norton	Since 2016	Senior Vice President of the Adviser

Andrew D. Potter	Since 2018	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to Additional Information About Purchase and Sale of Portfolio Shares, Taxes and Financial Intermediaries, page 33 in this Prospectus.

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ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES

•	PURCHASE AND SALE OF PORTFOLIO SHARES
Purchase Minimums
The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class A/Class C shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	None	$50 If initial investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class shares (only available to fee‑based programs or through other limited arrangements and certain commission-based brokerage arrangements)	None	None
Class A and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non‑qualified deferred compensation plans and, for Class Z shares, to persons participating in certain fee‑based programs sponsored by a financial intermediary, where in each case plan level or omnibus accounts are held on the books of the Portfolio.	None	None
You may sell (redeem) your shares each day the New York Stock Exchange (the “Exchange”) is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone ((800) 221‑5672).

•	TAX INFORMATION
The Portfolios may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Portfolios anticipate that substantially all of their income dividends will be exempt from regular U.S. federal income tax and, for Portfolios that invest in a named state, relevant state and local personal income taxes.

•	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS’ STRATEGIES, RISKS AND INVESTMENTS

This section of the Prospectus provides additional information about the Portfolios’ investment strategies, practices and related risks, including principal and non‑principal strategies and risks. This Prospectus does not describe all of a Portfolio’s investment practices that are non‑principal strategies or all of the related risks of such strategies; additional descriptions of each Portfolio’s risks and investments can be found in the Portfolios’ Statement of Additional Information (“SAI”). The registered investment companies for which the Adviser serves as investment adviser are referred to collectively as the “AB Funds Complex”, while all of these investment companies, except Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. and AB Multi-Manager Alternative Fund, are referred to collectively as the “AB Funds”. A list of the current funds in the AB Funds Complex that are mutual funds offering retail share classes (“AB Mutual Funds”) is available in the Portfolios’ SAI.
ESG Integration. The Adviser integrates material environmental, social and governance (“ESG”) considerations into its research and investments analysis with the goal of maximizing return and considering risk within a Portfolio’s investment objective and strategies. The Adviser analyzes the practices of companies and issuers to identify potentially material ESG factors that can vary across companies and issuers. ESG considerations may include but are not limited to environmental impact, corporate governance and ethical business practices. ESG considerations may not be applicable to all types of instruments or investments.
Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including interest rate levels and political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, tariffs and trade disputes, supply chain disruptions, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on a Portfolio’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for issuers of securities held by a Portfolio. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolios’ assets may decline. Advancements in technology may adversely impact markets and the overall performance of a Portfolio. For example, as artificial intelligence is used more widely, the profitability and growth of individual Portfolio holdings may be impacted, which could significantly impact the overall performance of a Portfolio. All of these factors, individually or collectively, could negatively impact a Portfolio.
Municipal Securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable-rate demand obligations, and tax‑exempt commercial paper.
Municipal bonds are typically classified as “general obligation” or “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest without limit in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each Portfolio may invest without limit its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).
The Portfolios may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality’s pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.
Current federal tax law distinguishes between municipal securities issued to finance certain private activities (“private activity bonds”) and other municipal securities. Private activity bonds, most of which are AMT‑Subject bonds and are also revenue

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bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs. Bonds of certain sectors have special risks. For example, the healthcare industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.
The high tax‑free yields sought by the Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody’s Ratings (“Moody’s”), or A or BBB by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or equivalent ratings by any other nationally recognized statistical rating organization (“NRSRO”). It is expected that normally no Portfolio, except the AB High Income Municipal Portfolio, will retain a municipal security downgraded below C by Moody’s or CCC by S&P or Fitch, or equivalent ratings by any other NRSRO, an unrated municipal security determined by the Adviser to have undergone similar credit quality deterioration, or a defaulted municipal security. The Adviser may, however, choose to retain such a security if it determines that doing so is in the best interests of a Portfolio and its shareholders; provided, however, that securities downgraded to below C by Moody’s or CCC by S&P or Fitch, or equivalent ratings by any other NRSRO, or defaulted municipal securities will at no time comprise more than 10% of the net assets of a Portfolio, except the AB High Income Municipal Portfolio.
Investment in Below Investment Grade Securities. A Portfolio may invest in below investment grade taxable and tax‑exempt securities. Below investment grade fixed-income securities (commonly called “junk bonds”) are those rated Ba1 or lower by Moody’s, or BB+ or lower by S&P or Fitch, or the equivalent by any other NRSRO, as well as unrated securities considered by the Adviser to be of comparable quality. A description of credit ratings is available in the Portfolios’ SAI.
Investments in below investment grade securities are subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.
The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities.
Unrated Securities. Unrated municipal securities may be purchased by a Portfolio when the Adviser believes that the financial condition of the issuers of such obligations or the protections afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio’s investment policies.
Insured Securities. The Portfolios may purchase, and have from time to time purchased, municipal securities that are insured as to the payment of principal and interest under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. In general, the market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured municipal securities, the Adviser currently evaluates the risk and return of municipal securities through its own research.
If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of the Portfolios’ fiscal year ended in 2026, the Portfolios’ percentage of total investments in insured bonds and the respective amounts of which are pre‑refunded bonds (bonds that are backed or secured by U.S. Treasury bonds) were as follows:

Portfolio	Insured Bonds	Pre‑Refunded Bonds
AB National Portfolio	7.1%	0%
AB High Income Municipal Portfolio	1.3	0
AB California Portfolio	4.1	0
AB Massachusetts Portfolio	1.8	0
AB New York Portfolio	4.4	0
AB Virginia Portfolio	0.3	0
The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The underlying credit quality of the issuers of the insured municipal securities (generally investment grade) reduces the risk of a significant reduction in the value of the insured municipal security.
Derivatives. Each Portfolio may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.
There are four principal types of derivatives—options, futures contracts, forwards and swaps—each of which is described below. Derivatives include listed and cleared transactions where a Portfolio’s derivative trade counterparty is an exchange or clearinghouse, and non‑cleared, bilateral “over‑the‑counter” transactions that are privately negotiated and where a Portfolio’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be

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subject to less counterparty credit risk than those that are bilateral and privately negotiated.
A Portfolio’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out an unfavorable position and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio’s investment (in some cases, the potential loss is unlimited).
The Portfolios’ investments in derivatives may include, but are not limited to, the following:

•
Forward Contracts. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract, or in the case of a non‑deliverable forward, by a cash payment at maturity.

•
Futures Contracts and Options on Futures Contracts. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities, U.S. Government securities and contracts based on any index of municipal securities, U.S. Government securities, or financial indices or reference rates.

•
Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios’ investments in options include the following:

–
Options on Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered or uncovered put and call options and purchase put and call options on municipal securities, U.S. Government securities and financial indices or reference rates. The Portfolios may also enter into options on the yield “spread” or yield differential between two securities. In contrast to other types of options, this type of option is based on the difference between the yields of designated securities, which may be reflected in the prices of related futures contracts or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

–
Options on Municipal and U.S. Government Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

•
Swap Transactions. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices, rates (e.g., interest rates in the case of interest rate swaps), or indices for a specified amount of an underlying asset (the “notional” principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two

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payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The Securities and Exchange Commission (“SEC”) has adopted similar execution and clearing requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two‑party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility. Payments received by a Portfolio from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax‑exempt income, which will in turn increase the amount of taxable distributions received by shareholders.

The Portfolios’ investments in swap transactions include the following:

–
Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. It may be more difficult for a Portfolio to trade or close out interest rate caps and floors in comparison to other types of swaps.
There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio. The value of these transactions will fluctuate based on changes in interest rates.
Interest rate swap, swaption, cap or floor transactions may be used to preserve a return or spread on a particular investment or portion of a Portfolio’s portfolio or to protect against an increase in the price of securities that the Portfolio anticipates purchasing at a later date. Interest rate swaps may also be used by a Portfolio to leverage its investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counterparty under certain circumstances, to increase (or decrease) its effective maturity and duration, for yield curve positioning, or to gain exposure to rates in various countries. The Portfolios may take positions in interest rate swaps for hedging purposes or in seeking to enhance income.

–
Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed-rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements may be expected to increase if inflation increases. A Portfolio will enter into inflation swaps on a net basis. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

–
Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed-rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio, as seller, typically must pay the contingent payment to the buyer, which will be either (i) the “par

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value” (face amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the face amount and the current market value of the reference obligation. As a buyer, if a credit event occurs, the Portfolio would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Portfolio. If the reference obligation is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.
Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments for the purchase or sale of securities may include purchases on a “when-issued” basis or purchases or sales on a “delayed delivery” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a “when, as and if issued” trade).
When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. There is a risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.
Illiquid Securities. Each Portfolio limits its investments in illiquid securities to 15% of its net assets. Under Rule 22e‑4 under the Investment Company Act of 1940 (the “1940 Act”), the term “illiquid securities” means any security or investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”) or certain commercial paper) may be more difficult to trade than other types of securities.
Investment in Exchange-Traded Funds and Other Investment Companies. Each of the Portfolios may invest in shares of exchange-traded funds (“ETFs”), including AB ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index and typically have higher expenses than index ETFs, which expenses reduce investment returns. Both index ETFs and actively-managed ETFs may offer exposure to broad investment strategies and across various asset classes, including equity, fixed-income, commodities and currencies. A Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which is based on supply and demand in the market for the ETF’s shares, may differ from its NAV. Accordingly, there may be times when an ETF’s shares trade at a discount or premium to its NAV.
The Portfolios may invest, and have invested from time to time, in investment companies other than ETFs, including AB Mutual Funds, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Portfolio acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Portfolio’s expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1‑1 under the 1940 Act. A Portfolio’s investments in other investment companies, including ETFs, subject the Portfolio indirectly to the underlying risks of those investment companies.
Mortgage-Related, Other Asset-Backed Securities and Structured Securities. A Portfolio may invest in mortgage-related securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities

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(“SMBSs”) and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.
Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Portfolio to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.
One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities.
Another type of mortgage-related security, known as a Government Sponsored Enterprise (“GSE”) Risk-Sharing Bond or Credit Risk Transfer Security (“CRT”), is issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-based securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end‑investor.
A Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. A Portfolio may invest in other types of asset-backed securities that have been offered to investors.
The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.
A Portfolio may also invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. A Portfolio’s investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.
Basket securities in which a Portfolio may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt securities market.
Preferred Stock. Each Portfolio may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.
Repurchase Agreements and Buy/Sell Back Transactions. A Portfolio may enter into repurchase agreements. In a repurchase agreement transaction the Portfolio buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Portfolio lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does

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not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon “interest rate”. Given that the price at which the Portfolio will sell the collateral back is specified in advance, the Portfolio is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, the Portfolio would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.
A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.
Short Sales. A Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.
If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or that pays a coupon that is high in relative and/or absolute terms, or that is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.
Structured Products. A Portfolio may invest in certain hybrid derivatives-type instruments that combine features of a stock or bond with those of, for example, a futures contract or an option. These instruments include structured notes and indexed securities, commodity-linked notes, commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of obtaining exposure to underlying securities, commodities or other derivatives, but may potentially be more volatile and carry greater trading and market risk than investments in traditional securities. The purchase of a structured product also exposes a Portfolio to the credit risk of the issuer of the structured product.
Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or index thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.
A Portfolio may also invest in certain hybrid derivatives-type instruments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These instruments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Portfolio may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. A Portfolio’s investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among qualified institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.
Tender Option Bond (“TOB”) Transactions. A Portfolio, including, in particular, the AB High Income Municipal Portfolio, may participate in TOB transactions in which a Portfolio transfers one or more municipal securities into a special purpose entity (a “TOB trust”). In return, the Portfolio receives cash proceeds and a residual interest security (sometimes referred to as “inverse floaters”) issued by the TOB trust. The TOB trust simultaneously issues securities that pay

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an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities (sometimes referred to as “floaters”) are purchased by third parties, including tax‑exempt money market funds, and can be tendered by these holders to a third-party bank or other financial institution (a “liquidity provider”) that allows holders of the floaters to tender their floaters in exchange for payment of par plus accrued interest, unless certain events occur. The holders of floaters typically have priority on the cash flow from the underlying municipal securities held by the TOB trust, and the remaining cash flow, less certain expenses, is paid to holders of the inverse floaters. The interest rate payable on the inverse floaters bears an inverse relationship to the interest rate on the floaters. Under certain circumstances, the TOB trust may be terminated or collapsed, either by the participating Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying municipal securities or a tender of the floaters to the liquidity provider. The participating Portfolio continues to earn all the interest from the transferred municipal securities less the amount of interest paid on the floaters and the expenses of the TOB trust, which may include payments to the trustee and the liquidity provider and organizational and operational costs of the TOB trust. As consideration for the transfer of municipal securities, the Portfolio receives cash proceeds from the TOB trust’s sale of the floaters and may use the cash proceeds for investment purposes (e.g., the purchase of longer-term municipal securities), which involves leverage risk.
A Portfolio may participate in a TOB transaction on either a recourse or non‑recourse basis. TOB trusts are typically supported by a liquidity facility provided by the liquidity provider. When a Portfolio participates in a TOB transaction on a non‑recourse basis, the Portfolio will not be subject to an obligation to reimburse the liquidity provider for any losses with respect to the liquidity facility. When a Portfolio participates in a TOB transaction on a recourse basis, the Portfolio will typically enter into a reimbursement agreement or other arrangement with the liquidity provider pursuant to which the Portfolio would be required to reimburse the liquidity provider for any losses with respect to the liquidity facility. As a result, a Portfolio participating in a recourse TOB transaction could experience losses exceeding the value of its residual inverse floaters.
To the extent that a Portfolio, rather than a third-party bank or financial institution or other party, serves as the sponsor of a TOB trust, the Portfolio may assume additional duties and responsibilities that expose it to risks not otherwise present, including compliance, securities laws and operational risks. Investments in TOBs may be limited by applicable requirements of the 1940 Act.
For a discussion of the risks associated with TOB transactions, see “Borrowings and Leverage” below.
Variable, Floating and Inverse Floating-Rate Instruments. Variable and floating-rate securities pay interest at rates that are adjusted periodically according to a specified formula. A “variable” interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a “floating” interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.
The Portfolios may invest in inverse floating-rate instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed-rate securities.
Zero-Coupon Securities. Zero-coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and “lock in” a rate of return to maturity.
Borrowings and Leverage. A Portfolio may use borrowings for investment purposes subject to its investment policies and procedures and to applicable regulatory requirements. Borrowings by a Portfolio result in leveraging of the Portfolio’s shares. Likewise, a Portfolio’s use of certain derivatives may effectively leverage the Portfolio’s portfolio. A Portfolio may use leverage for investment purposes by entering into transactions such as TOB transactions and certain derivatives. This means that the Portfolio uses cash made available during the term of these transactions to make other investments.
Utilization of leverage, which is usually considered speculative, involves certain risks to the Portfolios’ shareholders. These include a higher volatility of the NAV of a Portfolio’s shares and the relatively greater effect of changes in the value of the Portfolio’s assets on its NAV. In the case of borrowings for investment purposes, so long as a Portfolio is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Portfolio’s shareholders to realize a higher net return than if the Portfolio were not leveraged. With respect to a Portfolio’s use of certain derivatives that result in leverage of a Portfolio’s shares, if the Portfolio is able to realize a net return on its investments that is higher than the costs of the leveraged transaction, the effect of such leverage will be to cause the Portfolio to realize a higher net return than if the Portfolio were not leveraged. If the interest expense on borrowings or other costs of the leverage approach the net return on the Portfolio’s investment portfolio or investments made through leverage, as

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applicable, the benefit of leverage to the Portfolio’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Portfolio, the Portfolio’s use of leverage would result in a lower rate of net return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV than if the Portfolio were not leveraged.
During periods of rising short-term interest rates, the interest paid on floaters in TOBs would increase, which may adversely affect a Portfolio’s net return. If rising short-term rates coincide with a period of rising long-term rates, the value of securities with longer-term maturities purchased with the proceeds of leverage would decline, adversely affecting the Portfolio’s NAV. In certain circumstances, adverse changes in interest rates or other events could cause a TOB trust to terminate or collapse, potentially requiring a Portfolio to liquidate the longer-term securities at unfavorable prices to meet the Trust’s outstanding obligations.
Rule 18f‑4 under the 1940 Act imposes limits on a portfolio’s utilization of certain derivatives and other forms of leverage. Rule 18f‑4, among other things, permits a portfolio to treat TOBs (and other similar financing transactions) either as borrowings (subject to asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to certain risk-based limits of Rule 18f‑4.
Management Risk—Quantitative Models. The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable the Portfolio to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.
Future Developments. A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.
Changes in Investment Objectives and Policies. Each Portfolio’s Board of Directors/Trustees (the “Board”) may change the Portfolio’s investment objective without shareholder approval. A Portfolio will provide shareholders with 60 days’ prior written notice of any change to the Portfolio’s investment objective. All of the Portfolios have a fundamental policy to invest at least 80% of their net assets in municipal securities. The Portfolios will not change this policy without shareholder approval. Unless otherwise noted, all other investment policies of the Portfolios may be changed without shareholder approval.
Temporary Defensive Position. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio’s investment policies. For temporary defensive purposes, all of the Portfolios may invest without limit in high-quality municipal notes or variable-rate demand obligations, or in taxable cash equivalents. While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.
Portfolio Holdings. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the Portfolios’ SAI.
Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolios and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of a Portfolio or its service providers or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security incidents, there can be no assurance that those measures will be effective, particularly since a Portfolio does not control the cyber security defenses or plans of its service providers, financial intermediaries and companies with which those entities do business and companies in which the Portfolio invests.
Cyber security incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio shareholders from purchasing, redeeming, or exchanging shares or receiving distributions. The Portfolios and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Cyber security incidents may result in financial losses to the Portfolios and their shareholders, and substantial costs may be incurred in seeking to prevent or minimize future cyber security incidents.

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INVESTING IN THE PORTFOLIOS

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Portfolio that are offered through this Prospectus. The Portfolios offer three classes of shares through this Prospectus, except for AB High Income Municipal Portfolio, which offers four classes of shares through this Prospectus.
Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see “The Different Share Class Expenses” and “Choosing a Share Class” below. Only Class A shares offer Quantity Discounts on sales charges, as described below.
To effect an order for the purchase, exchange or redemption of a Portfolio’s shares, the Portfolio must receive the order in “proper form.” Proper form generally means that your instructions:

•	Are signed and dated by the person(s) authorized in accordance with the Portfolio’s policies and procedures to access the account and request transactions;

•	Include the fund and account number; and

•	Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must include:

•
Medallion signature guarantees or notarized signatures, if required for the type of transaction. (Requirements are detailed on AllianceBernstein Investor Services, Inc., or ABIS, service forms; Please contact ABIS with any questions)

•	Any supporting documentation that may be required.
The Portfolios reserve the right, without notice, to revise the requirements for proper form.
HOW TO BUY SHARES
The purchase of a Portfolio’s shares is priced at the next-determined NAV after your order is received in proper form by ABIS.
Class A and Class C Shares—Shares Available to Retail Investors
You may purchase a Portfolio’s Class A or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Portfolios’ principal underwriter, AllianceBernstein Investments, Inc., or ABI, if you are (i) an initial investor and the Portfolio has received and accepted a completed Mutual Fund Application identifying a financial intermediary with which ABI has an agreement; (ii) an existing Portfolio shareholder with an account held directly with a Portfolio; or (iii) an employee of the Adviser or any of its affiliates. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC, as described below.

Purchase Minimums and Maximums
Minimums:*

—Initial:	$2,500
—Subsequent:	$50

*
Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee‑based program or “Mutual Fund Only” brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or “network level” account arrangements with the Portfolio.

Maximums:

—Class A shares	None
—Class C shares	$500,000
Class Z Shares—Shares Available to Persons Participating in Certain Fee‑Based Programs
Class Z shares are available to persons in certain fee‑based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with the Portfolio. Only the AB High Income Municipal Portfolio offers Class Z shares.
Other Purchase Information
Your broker or financial intermediary must receive your purchase request by the Portfolio Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half‑day trading or unscheduled suspensions of trading), for you to receive the next-determined NAV, less any applicable initial sales charge.
If you are an existing Portfolio shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. ABIS must receive and confirm telephone requests before the Portfolio Closing Time to receive that day’s public offering price. Call (800) 221‑5672 to arrange a transfer from your bank account.
Shares of the Portfolios are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by a Portfolio, the Portfolios will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W‑9 tax status). Subject to the requirements of local law applicable to the offering of Portfolio shares, U.S. citizens (i.e., W‑9 tax status) residing in foreign countries are permitted to purchase shares of the Portfolios through their accounts at U.S. registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Portfolios’ distributor permitting it to accept orders for the purchase and sale of Portfolio shares.

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The Portfolios will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of a Portfolio, have reverted to non‑resident status (e.g., a resident alien who has a non‑U.S. address at time of purchase).
Retirement Plans, Tax‑Deferred Accounts and Employee Benefit Plans
Special eligibility rules apply to these types of investments. Although the Portfolios offer their shares to various types of tax‑deferred accounts as described below, investments in the Portfolios may not be appropriate for tax‑deferred accounts because the Portfolios’ returns consist primarily of tax‑exempt interest income. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

•	traditional and Roth IRAs (the minimums listed in the table above apply);

•	SEPs, SAR‑SEPs, SIMPLE IRAs, and individual 403(b) plans;

•
all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non‑qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio (“group retirement plans”) with assets of $1,000,000 or more;

•	AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum);

•	AllianceBernstein-sponsored group retirement plans;

•	AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and 100 employees; and

•	certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of a Portfolio.
Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans.
IRA custodians, plan sponsors, plan fiduciaries and other intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Portfolio shares, including minimum and maximum investment requirements.
Advisor Class Shares
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

•	through accounts established under a fee‑based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

•	through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and

•	by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.
Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Advisor Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of a Portfolio are available in other share classes that have different fees and expenses.
The Portfolios’ SAI has more information about who may purchase and hold Advisor Class shares.
Class Z Shares—Shares Available to Group Retirement Plans
Class Z shares are available at NAV, without an initial sales charge, to group retirement plans. Class Z shares are also available to certain institutional clients of the Adviser that invest at least $2,000,000 in the Portfolio and certain AllianceBernstein-sponsored group retirement plans. Class Z shares generally are not available to retail non‑retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR‑SEPs, SIMPLE IRAs and individual 403(b) plans.
Required Information
A Portfolio is required by law to obtain, verify and record certain personal information from you or persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth, physical address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.
A Portfolio is required to withhold 24% of taxable dividends, capital gains distributions, and redemptions paid to any individual shareholder who has not provided the Portfolio with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.
General
ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.
THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or

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service (Rule 12b‑1) fees, initial sales charges and/or CDSCs. Only Class A shares offer Quantity Discounts, as described below.
Asset-Based Sales Charges or Distribution and/or Service (Rule 12b‑1) Fees

WHAT IS A RULE 12b-1 FEE?
A Rule 12b‑1 fee is a fee deducted from a Portfolio’s assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Portfolio has adopted a plan under SEC Rule 12b‑1 under the 1940 Act that allows the Portfolio to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of each share class’s Rule 12b‑1 fee, if any, is disclosed below and in the relevant Portfolio’s fee table in the Summary Information section above.
The amount of Rule 12b‑1 and/or service fees for each class of a Portfolio’s shares is up to:

Distribution and/or Service (Rule 12b‑1) Fee (as a Percentage of Aggregate Average Daily Net Assets)
Class A	0.25%*
Class C	1.00%
Advisor Class	None
Class Z	None

*	The maximum fee allowed under the Rule 12b‑1 Plan for the Class A shares of each Portfolio is 0.30% of the aggregate average daily net assets. The Boards currently limit the payments to 0.25%.
Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C shares are subject to higher Rule 12b‑1 fees than Class A shares. Class C shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio, Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees are paid to financial intermediaries, which may include your financial advisor’s firm. ABI retains these fees for shareholder accounts held directly with a Portfolio (with no named financial intermediary).
Sales Charges
Class A Shares. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 3.00% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to “breakpoints” or “quantity discounts” as discussed below. Purchases of Class A shares in the amount of $500,000 or more or by AllianceBernstein or non‑AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge but may be subject to a 1% CDSC if redeemed or terminated within one year.
The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as Breakpoints or Quantity Discounts, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.
The sales charge schedule of Class A share Quantity Discounts is as follows:

	Initial Sales Charge
Amount Purchased	as % of Net Amount Invested	as % of Offering Price
Up to $100,000	3.09%	3.00%
$100,000 up to $250,000	2.04	2.00
$250,000 up to $500,000	1.01	1.00
$500,000 and above	0.00	0.00
Class A Share Purchases not Subject to Sales Charges. The Portfolios may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

•	AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

•
persons participating in a fee‑based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non‑discretionary brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to their customers;

•
plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser’s Institutional Investment Management Division or Bernstein Private Wealth Management Division, including subsequent contributions to those IRAs;

•
certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser’s Institutional Investment Management Division, employees of selected dealers authorized to sell a Portfolio’s shares and employees of the Adviser; or

•	persons participating in a “Mutual Fund Only” brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Portfolio or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front‑end sales load waivers and discounts or CDSC waivers. In all instances, it is the purchaser’s responsibility to notify a Portfolio or the purchaser’s financial intermediary at

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the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Portfolio shares directly from the Portfolio or through another intermediary to receive these waivers or discounts.
Please see the Portfolios’ SAI for more information about purchases of Class A shares without sales charges.
Certain intermediaries impose different eligibility criteria for sales load waivers and discounts, which are described in Appendix B—Financial Intermediary Waivers.
Class C Shares. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Portfolio. Your investment is subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1‑year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.
Class C shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class C shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

HOW IS THE CDSC CALCULATED?
The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Portfolio shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.
Advisor Class and Class Z Shares. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.
SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Portfolio or your financial intermediary in order to be eligible for sales charge reduction programs. Your financial intermediary may have different policies and procedures regarding eligibility for sales charge reduction programs. See Appendix B—Financial Intermediary Waivers.
Information about Quantity Discounts and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.abfunds.com (click on “Investments—Mutual Funds”, select the Portfolio, then click on “Literature-Understanding Sales Charges & Expenses”).
Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment in a Portfolio with the higher of cost or NAV of existing investments in the Portfolio, any other AB Mutual Fund, and any registered fund advised or sub‑advised by AB CarVal Investors, L.P (a wholly owned subsidiary of the Adviser, whose mutual funds have their own Board of Directors). The AB Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.
Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Portfolio into a single “purchase”. A “purchase” means a single purchase or concurrent purchases of shares of a Portfolio or any other AB Mutual Fund, including any AB Institutional Fund, by:

•	an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 purchasing shares for his, her or their own account(s);

•	a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

•	the employee benefit plans of a single employer; or

•	any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Portfolio.
Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Portfolios offer a Letter of Intent, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of a Portfolio or any AB Mutual Fund within 13 months. The Portfolio will then apply the Quantity Discount to each of the investor’s purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. In the event an existing investor chooses to initiate a Letter of Intent, the AB Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 Letter of Intent is initiated, the subsequent investment of an additional $15,000 would fulfill the Letter of Intent. If an

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investor fails to invest the total amount stated in the Letter of Intent, a Portfolio will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor’s account at their then current NAV. Investors qualifying for Combined Purchase Privileges may purchase shares under a single Letter of Intent.
Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify a Portfolio that the shareholder qualifies for a reduction. Without notification, the Portfolio is unable to ensure that the reduction is applied to the shareholder’s account. A shareholder may have to provide information or records to his or her financial intermediary or the Portfolio to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Portfolio or other AB Mutual Funds held in:

•	all of the shareholder’s accounts at the Portfolios or a financial intermediary; and

•	accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.
CDSC WAIVERS AND OTHER PROGRAMS

Here Are Some Ways To Avoid Or
Minimize Charges On Redemption.
CDSC Waivers
The Portfolios will waive the CDSCs on redemptions of shares in the following circumstances, among others:

•	permitted exchanges of shares;

•	following the death or disability of a shareholder;

•	if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 73; or

•
if the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a group retirement plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Please see the Portfolios’ SAI for a list of additional circumstances in which a Portfolio will waive the CDSCs on redemptions of shares.
Your financial intermediary may have different policies and procedures regarding eligibility for CDSC waivers. See Appendix B – Financial Intermediary Waivers.
Other Programs
Dividend Reinvestment Program
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of a Portfolio. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Portfolio. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. In addition, the Portfolio may reinvest your distribution check (and future checks) in additional shares of the Portfolio if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.
Dividend Direction Plan
A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Portfolio, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.
Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Portfolio through pre‑authorized transfers of funds from the investor’s bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor’s account balance is $2,500 or more. Please see the Portfolios’ SAI for more details.
Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.
Systematic Withdrawal Plan
The Portfolios offer a systematic withdrawal plan that permits the redemption of Class A or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Portfolio account would be free of a CDSC. For Class A and Class C shares, shares held the longest would be redeemed first.
CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

•	the amount you intend to invest;

•	how long you expect to own shares;

•	expenses associated with owning a particular class of shares;

•	whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment

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that qualifies for a Quantity Discount, you might consider purchasing Class A shares); and

•	whether a share class is available for purchase.
Among other things, Class A shares, with their lower Rule 12b‑1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee for eight years. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange, as applicable, of Class A, Class C, Advisor Class or Class Z shares made through your financial advisor, or in connection with participation on the intermediary’s platform. Financial intermediaries, or a fee‑based program, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Portfolios’ SAI, including requirements as to the minimum initial and subsequent investment amounts. A Portfolio is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.
You should consult your financial advisor for assistance in choosing a class of Portfolio shares.
PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b‑1 fee that you or the Portfolios may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

WHAT IS A FINANCIAL INTERMEDIARY?
A financial intermediary is a firm that receives compensation for selling shares of the Portfolios offered in this Prospectus and/or provides services to the Portfolios’ shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.
All or a portion of the initial sales charge that you pay is paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.
ABI will pay, at the time of your purchase, a commission to financial intermediaries in an amount equal to 1% of your investment for sales of Class C shares.
For Class A and Class C shares, up to 100% of the Rule 12b‑1 fees applicable to these classes of shares each year may be paid to financial intermediaries, including your financial intermediary.
In the case of Advisor Class shares, your financial advisor’s firm may charge ongoing fees or transactional fees.

Your financial advisor’s firm receives compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

-	upfront sales commissions;
-	Rule 12b‑1 fees;
-	additional distribution support;
-	defrayal of costs for educational seminars and training; and
-	payments related to providing shareholder recordkeeping and/or transfer agency services.
Please read the Prospectus carefully for information on this compensation.
Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to or charged by financial intermediaries at the time of sale and Rule 12b‑1 fees, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), ABI, at its own expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. The Adviser and its affiliates, at their own expense, provide similar payments to firms for providing distribution, marketing, promotional, educational and other services relating to AB ETFs. ABI, the Adviser or their affiliates consider these additional payments based on a variety of factors and services to be provided. The additional payments are usually calculated based on a percentage of Portfolio sales and/or Portfolio assets attributable to a particular financial intermediary. Payments are at times based on other criteria or factors such as, for example, a fee per transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with services and the sale of shares of the AB Funds will generally not exceed, with certain limited exceptions, the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. In limited circumstances, ABI, the Adviser or their affiliates will have alternative arrangements with an intermediary that provide for payments in excess of the limitation, which may include arrangements based on assets or sales

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of the Portfolios, combined assets or sales of related Portfolios, or other criteria. These payments may relate to intermediaries making AB Fund shares available to their customers, including through technology platforms or ‘preferred fund’ programs. These sums include payments for distribution and analytical data pertaining to AB Funds and other AB products and services and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. These additional payments may be significant to certain financial intermediaries and other persons, and may be an important factor in a financial intermediary or other person’s willingness to support the sale of the Portfolio through its distribution system.
For 2026 additional payments by the Adviser and ABI and their affiliates to these firms for distribution services and educational support related to the AB Funds are expected to be approximately 0.04% of the average monthly assets of the AB Funds, or approximately $28.5 million. In 2025, the Adviser and ABI and their affiliates paid approximately 0.04% of the average monthly assets of the AB Funds or approximately $27 million for distribution services and educational support related to the AB Funds.
The Portfolios and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Fund shares. Please see “Management of the Portfolios—Transfer Agency and Retirement Plan Services” below. These expenses paid by the Portfolios are included in “Other Expenses” under “Fees and Expenses of the Portfolio—Annual Portfolio Operating Expenses” in the Summary Information at the beginning of this Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.
Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.
As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:
ADP Retirement Services
American Enterprise Investment Services
Citigroup Global Markets
Citizens Securities
Dynasty Securities, LLC
Equitable Advisors
FIS Brokerage
Great-West Life & Annuity Insurance Co.
John Hancock Retirement Plan Services
JP Morgan Securities
LPL Financial
Merrill Lynch
Morgan Stanley
National Financial/Fidelity
Northwestern Mutual Investment Services
Osaic, Inc.
PNC Investments
Principal Life
Raymond James
RBC Wealth Management
Robert W. Baird
Rockefeller Financial, LLC
Sanctuary Wealth Group
Truist Investment Services
UBS Financial Services
US Bancorp Investments
Wells Fargo Advisors
Although the Portfolios may use brokers and dealers that sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AB Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.
HOW TO EXCHANGE SHARES
You may exchange your Portfolio shares for shares of the same class of other AB Mutual Funds provided that the Portfolio offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary. In order to receive a day’s NAV, ABIS or your financial intermediary must receive and confirm your telephone exchange request by the Portfolio Closing Time on that day. The Portfolios may modify, restrict, or terminate the exchange privilege on 60 days’ written notice.
HOW TO SELL OR REDEEM SHARES
You may “redeem” your shares (i.e., sell your shares to a Portfolio) on any day the Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after ABIS receives your redemption request in proper form. The Portfolio expects that it will typically take one to three business days following the receipt of your redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by the Portfolio by the Portfolio Closing Time. If you

49

recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days). For Advisor Class and Class Z shares, if you are in doubt about what procedures or documents are required by your fee‑based program or employee benefit plan to sell your shares, you should contact your financial advisor.
Each Portfolio expects, under normal circumstances, to use cash or cash equivalents held by the Portfolio to satisfy redemption requests. A Portfolio may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, a Portfolio may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.
Sale In‑Kind. Each Portfolio normally pays proceeds of a sale of Portfolio shares in cash. However, each Portfolio has reserved the right to pay the sale price in whole or in part by a distribution in‑kind of securities in lieu of cash. If the redemption payment is made in‑kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.
Selling Shares Through Your Broker or Other Financial Advisor
Your broker or financial advisor must receive your sales request by the Portfolio Closing Time for you to receive that day’s NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.
Selling Shares Directly to a Portfolio
By Mail:
•	Send a signed letter of instruction or stock power, along with certificates, to:
AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003

•	For certified or overnight deliveries, send to:
AllianceBernstein Investor Services, Inc.
8000 IH 10 W, 13th floor
San Antonio, TX 78230

•
For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:
•	You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at (800) 221‑5672 with instructions on how you wish to receive your sale proceeds.

•	ABIS must receive and confirm a telephone redemption request by the Portfolio Closing Time for you to receive that day’s NAV, less any applicable CDSC.

•
For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither a Portfolio nor the Adviser, ABIS, ABI or other Portfolio agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

•	If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

•	Redemption requests by electronic funds transfer or check may not exceed $100,000 per Portfolio account per day.

•
Telephone redemption is not available for shares held in nominee or “street name” accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
Each Portfolio’s Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that a Portfolio will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.
Risks Associated With Excessive or Short-term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its

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long‑term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.
While the Portfolios do not typically invest significantly in securities of foreign issuers, these securities may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before the Portfolio calculates its own share price (referred to as “time zone arbitrage”). Each Portfolio has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.
A shareholder engaging in a short-term trading strategy may also target a Portfolio irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded or traded infrequently, or that have a limited public float has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All Portfolios may be adversely affected by price arbitrage.
Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales of Portfolio shares to the extent they are detected by the procedures described below, subject to each Portfolio’s ability to monitor purchase, sale and exchange activities. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

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Transaction Surveillance Procedures. The Portfolios, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60‑day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Portfolio shares, the Portfolios may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

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Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Portfolios will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

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Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the

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Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio’s NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time but sometimes earlier, as in the case of scheduled half‑day trading or unscheduled suspensions of trading). To calculate NAV, a Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.
The Portfolios value their securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by each Portfolio’s Board. Pursuant to these procedures, the Adviser, as each Portfolio’s “valuation designee” pursuant to Rule 2a‑5 under the 1940 Act, is responsible for making all fair value determinations relating to a Portfolio’s portfolio investments, subject to oversight by the Portfolio’s Board.
When making a fair value determination, the Adviser may take into account any factors it deems appropriate. The Adviser may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market quotations are not readily available or deemed unreliable (including restricted securities). The Portfolios use fair value pricing routinely for securities primarily traded in non‑U.S. markets because, among other things, most foreign markets close well before the Portfolios ordinarily value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Factors considered in fair value pricing may include, but are not limited to, interest rates, foreign currency exchange rates, levels of publicly available benchmarks, prices of futures contracts or comparable securities, or information obtained by analysis of the issuers’ financial statements.
Because most fixed-income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services when the valuation designee reasonably believes that such prices reflect the fair value of the instruments.
The Adviser has established a valuation committee of senior officers and employees of the Adviser (“Valuation Committee”) to fulfill the Adviser’s responsibilities as each Portfolio’s valuation designee, which operates under the policies and procedures approved by the Board, to value the Portfolio’s assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the valuation of the Portfolios’ assets is available in the Portfolios’ SAI.

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MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Each Portfolio’s investment adviser is AllianceBernstein L.P. (the “Adviser”), 501 Commerce Street, Nashville, TN 37203. The Adviser, which is a controlled indirect subsidiary of Equitable Holdings, Inc., is a leading global investment adviser supervising client accounts with assets as of June 30, 2026 totaling approximately $905.5 billion (of which approximately $169 billion represented assets of registered investment companies sponsored by the Adviser). As of June 30, 2026, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 11 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 32 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 26 registered investment companies managed by the Adviser, comprising approximately 90 separate investment portfolios, had as of June 30, 2026 approximately 1.8 million retail accounts.
The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended May 31, 2026, each Portfolio paid the Adviser as a percentage of average daily net assets:

Portfolio	Fee as a Percentage of Average Daily Net Assets*
AB National Portfolio	0.45%
AB High Income Municipal Portfolio	0.49%
AB California Portfolio	0.45%
AB Massachusetts Portfolio	0.44%
AB New York Portfolio	0.45%
AB Virginia Portfolio	0.44%

*	Fees are stated net of any advisory fee waivers. See “Fees and Expenses of the Portfolio” in the Summary Information at the beginning of this Prospectus for more information about fee waivers.
A discussion regarding the basis of each Board’s approval of each Portfolio’s investment advisory agreement is available in the Portfolio’s Form N‑CSR for the fiscal year ended May 31, 2026.
The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Adviser have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions are averaged as to price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time.
PORTFOLIO MANAGERS
The day‑to‑day management of and investment decisions for the Portfolios are made by the Municipal Bond Investment Team. No one person is principally responsible for making recommendations for the Portfolios’ investments.
The following table lists the persons within the Municipal Bond Investment Team with the most significant responsibility for the day‑to‑day management of each Portfolio’s portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Daryl Clements; since 2022; Senior Vice President	Senior Vice President of the Adviser, with which he has been associated since prior to 2021.

Matthew J. Norton; since 2016; Senior Vice President	Senior Vice President of the Adviser, with which he has been associated since prior to 2021. He is also Chief Investment Officer of Municipal Bonds.

Andrew D. Potter; since 2018; Senior Vice President	Senior Vice President of the Adviser, with which he has been associated since prior to 2021.
The Portfolios’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Portfolios.
TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Portfolios. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.
Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Portfolio, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held

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through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub‑transfer agency, sub‑accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid by the Portfolio pursuant to its Rule 12b‑1 plan. Amounts paid by the Portfolio for these services are included in “Other Expenses” under “Fees and Expenses of the Portfolio” in the Summary Information section at the beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non‑affiliated financial intermediaries and recordkeeping for retirement plans.
Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub‑transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.
For more information, please refer to the Portfolios’ SAI, call your financial advisor or visit our website at www.abfunds.com.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS INFORMATION
The Portfolios declare dividends on their shares on each business day from each Portfolio’s net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Portfolio pays dividends on its shares after the close of business on the last day of each month. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.
If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio. During the fourth quarter of the calendar year, typically in early November, an estimate of each Portfolio’s capital gains distribution, if any, will be made available at https://www.alliancebernstein.com/us/en‑us/investments/resources/tax‑center.html.
There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio’s investments.
TAX INFORMATION
General
Any investment in a Portfolio typically involves several tax considerations. The information below is intended as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you are encouraged to consult your tax adviser about the tax implications of an investment in a Portfolio in your particular situation. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov for more information about applicable tax rates and other information.
Distributions to shareholders out of tax‑exempt interest income earned by a Portfolio are not subject to U.S. federal income tax. Under current tax law, some individuals may be subject to the AMT on distributions to shareholders out of income from the AMT‑Subject bonds in which all Portfolios invest. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Since a Portfolio’s investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non‑corporate shareholders no portion of such distributions will be treated as “qualified dividend income” taxable at the same potential tax rates applicable to long-term capital gains.
Because the income dividends of the Portfolios are expected to be derived from tax‑exempt interest on municipal securities, any interest on money a shareholder of a Portfolio borrows that is directly or indirectly used to purchase shares in the Portfolio is not deductible. Further, persons who are “substantial users” (or related persons) of facilities financed by AMT‑Subject bonds should consult their tax advisers before purchasing shares of a Portfolio. The income from such bonds may not be tax‑exempt for such substantial users.
You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by a Portfolio, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax‑advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid purchasing shares shortly before a Portfolio declares a dividend or capital gain distribution.
For tax purposes, an exchange is treated as a sale of Portfolio shares. The sale or exchange of Portfolio shares is a taxable transaction for U.S. federal income tax purposes.
The Portfolios anticipate that substantially all of their dividends will be exempt from regular U.S. federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from U.S. federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from U.S. federal income tax and, except in the case of the AB National Portfolio and the AB High Income Municipal Portfolio, relevant state and local personal income taxes.
Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.
A Portfolio may experience relatively large redemptions due to transactions in Portfolio shares by significant investors. If large shareholder redemptions occur, a Portfolio could be required to sell portfolio securities and this may result in the Portfolio’s realization of net capital gains, which could be significant. Certain investment advisers, including an affiliate of the Adviser, provide tax management services to their clients that invest in the Portfolios. As part of these services, those advisers conduct year‑end tax trading on behalf of their clients to offset capital gains taxes where possible, which may result in buying and

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selling shares in one or more of the Portfolios. These transactions could result in a Portfolio experiencing temporary asset inflows or outflows at year end. The Adviser’s affiliate coordinates with the Adviser to try to ensure that the implementation of its tax management strategies will not compromise the interests of any Portfolio or its shareholders, and the Adviser considers that it has a fiduciary duty to both the Portfolios and its affiliate’s clients.
State Portfolios
AB California Portfolio. It is anticipated that substantially all of the dividends paid by this Portfolio will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.
AB Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.
AB New York Portfolio. It is anticipated that substantially all of the dividends paid by this Portfolio will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolio generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the New York State franchise tax and the New York City general corporation tax. The value of shares of the Portfolio will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.
AB Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

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GENERAL INFORMATION

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that has remained below $1,000 for 90 days.
During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.
Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS’s toll-free number, (800) 221‑5672. Some services are described in the Mutual Fund Application.
Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Portfolios. In order to reduce the amount of duplicative mail that is sent to homes with more than one fund account and to reduce expenses of the Portfolio, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding”, does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at (800) 221‑5672. We will resume separate mailings for your account within 30 days of your request.

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GLOSSARY

This Prospectus uses the following terms.
AMT is the federal alternative minimum tax.
AMT‑Subject bonds are municipal securities paying interest that is an item of “tax preference” and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.
Bonds are interest-bearing or discounted securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.
Municipal securities are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.
Nationally Recognized Statistical Rating Organizations, or NRSROs, are credit rating agencies registered with the SEC. NRSROs assess the creditworthiness of an obligor as an entity or with respect to specific securities or money market instruments. A list of credit rating agencies currently registered as NRSROs can be found on the SEC’s website (https://www.sec.gov/).
Bloomberg Municipal Bond Index is an unmanaged index comprising a broad range of investment-grade municipal bonds having remaining maturities of greater than one year.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Each Portfolio’s financial statements have been audited by Ernst & Young LLP, the independent registered public accounting firm. The report of the independent registered public accounting firm, along with each Portfolio’s financial statements, is included in each Portfolio’s Form N‑CSR for its most recent fiscal year, which was filed with the SEC and is available upon request.
AB National Portfolio

	CLASS A
	Year Ended May 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$9.39	$9.54	$9.53	$9.88	$10.77

Income From Investment Operations
Net investment income(a)(b)	.34	.33	.32	.27	.22
Net realized and unrealized gain (loss) on investment transactions	.28	(.16)	(.01)	(.34)	(.91)
Contributions from Affiliates	– 0 –	– 0 –	.00 (f)	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	.62	.17	.31	(.07)	(.69)

Less: Dividends
Dividends from net investment income	(.34)	(.32)	(.30)	(.28)	(.20)

Net asset value, end of period	$9.67	$9.39	$9.54	$9.53	$9.88

Total Return
Total investment return based on net asset value(c)	6.68%	1.73%	3.27%	(.70)%	(6.45)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$382,295	$384,409	$406,540	$423,812	$508,814
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.75%	.75%	.75%	.75%	.75%
Expenses, before waiver/reimbursements(d)	.80%	.78%	.78%	.80%	.77%
Net investment income(b)	3.58%	3.42%	3.32%	2.85%	2.05%
Portfolio turnover rate	21%	33%	30%	32%	12%

	CLASS C
	Year Ended May 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$9.38	$9.53	$9.52	$9.87	$10.76

Income From Investment Operations
Net investment income(a)(b)	.27	.26	.24	.20	.14
Net realized and unrealized gain (loss) on investment transactions	.28	(.16)	– 0 –	(.34)	(.90)
Contributions from Affiliates	– 0 –	– 0 –	.00 (f)	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	.55	.10	.24	(.14)	(.76)

Less: Dividends
Dividends from net investment income	(.27)	(.25)	(.23)	(.21)	(.13)

Net asset value, end of period	$9.66	$9.38	$9.53	$9.52	$9.87

Total Return
Total investment return based on net asset value(c)	5.89%	.97%	2.50%	(1.44)%	(7.16)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,478	$13,595	$17,782	$24,613	$32,583
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, before waiver/reimbursements(d)	1.55%	1.53%	1.54%	1.55%	1.52%
Net investment income(b)	2.83%	2.67%	2.56%	2.10%	1.30%
Portfolio turnover rate	21%	33%	30%	32%	12%
See footnote summary on pages 66-67.

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	ADVISOR CLASS
	Year Ended May 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$9.40	$9.54	$9.53	$9.88	$10.77

Income From Investment Operations
Net investment income(a)(b)	.37	.35	.34	.30	.24
Net realized and unrealized gain (loss) on investment transactions	.26	(.15)	(.01)	(.35)	(.90)
Contributions from Affiliates	– 0 –	– 0 –	.00 (f)	– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	.63	.20	.33	(.05)	(.66)

Less: Dividends
Dividends from net investment income	(.36)	(.34)	(.32)	(.30)	(.23)

Net asset value, end of period	$9.67	$9.40	$9.54	$9.53	$9.88

Total Return
Total investment return based on net asset value(c)	6.83%	2.09%	3.53%	(.45)%	(6.22)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,615,892	$1,454,067	$1,424,385	$1,232,211	$1,270,573
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.50%	.50%	.50%	.50%	.50%
Expenses, before waiver/reimbursements(d)	.55%	.53%	.53%	.55%	.52%
Net investment income(b)	3.82%	3.67%	3.58%	3.10%	2.31%
Portfolio turnover rate	21%	33%	30%	32%	12%
See footnote summary on pages 66-67.

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AB High Income Municipal Portfolio

	CLASS A
	Year Ended May 31,
	2026	2025		2024	2023	2022
Net asset value, beginning of period	$9.99	$10.10		$10.14	$10.96	$12.25

Income From Investment Operations
Net investment income(a)(b)	.47	.45	(e)	.41	.40	.37
Net realized and unrealized gain (loss) on investment transactions	.27	(.14)		(.05)	(.81)	(1.29)
Contributions from Affiliates	– 0 –	– 0 –		– 0 –	.00 (f)	.00 (f)

Net increase (decrease) in net asset value from operations	.74	.31		.36	(.41)	(.92)

Less: Dividends
Dividends from net investment income	(.45)	(.42)		(.40)	(.41)	(.37)

Net asset value, end of period	$10.28	$9.99		$10.10	$10.14	$10.96

Total Return
Total investment return based on net asset value(c)	7.54%	3.01	%(e)	3.62%	(3.66)%	(7.68)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$465,018	$463,256		$559,773	$619,769	$769,846
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.12%		1.20%	1.15%	.85%
Expenses, before waiver/reimbursements(d)	1.24%	1.12%		1.21%	1.16%	.85%
Net investment income(b)	4.59%	4.38	%(e)	4.08%	3.87%	3.06%
Portfolio turnover rate	21%	24%		23%	26%	16%

	CLASS C
	Year Ended May 31,
	2026	2025		2024	2023	2022
Net asset value, beginning of period	$9.99	$10.09		$10.13	$10.95	$12.25

Income From Investment Operations
Net investment income(a)(b)	.39	.38	(e)	.33	.32	.28
Net realized and unrealized gain (loss) on investment transactions	.27	(.14)		(.05)	(.80)	(1.30)
Contributions from Affiliates	– 0 –	– 0 –		– 0 –	.00 (f)	.00 (f)

Net increase (decrease) in net asset value from operations	.66	.24		.28	(.48)	(1.02)

Less: Dividends
Dividends from net investment income	(.37)	(.34)		(.32)	(.34)	(.28)

Net asset value, end of period	$10.28	$9.99		$10.09	$10.13	$10.95

Total Return
Total investment return based on net asset value(c)	6.75%	2.34	%(e)	2.84%	(4.38)%	(8.46)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,860	$38,483		$48,159	$72,948	$113,046
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.97%	1.87%		1.95%	1.90%	1.60%
Expenses, before waiver/reimbursements(d)	1.99%	1.87%		1.96%	1.90%	1.60%
Net investment income(b)	3.83%	3.62	%(e)	3.32%	3.12%	2.30%
Portfolio turnover rate	21%	24%		23%	26%	16%
See footnote summary on pages 66-67.

61

	ADVISOR CLASS
	Year Ended May 31,
	2026	2025		2024	2023	2022
Net asset value, beginning of period	$9.99	$10.09		$10.13	$10.95	$12.25

Income From Investment Operations
Net investment income(a)(b)	.49	.48	(e)	.43	.42	.40
Net realized and unrealized gain (loss) on investment transactions	.27	(.13)		(.05)	(.80)	(1.30)
Contributions from Affiliates	– 0 –	– 0 –		– 0 –	.00 (f)	.00 (f)

Net increase (decrease) in net asset value from operations	.76	.35		.38	(.38)	(.90)

Less: Dividends
Dividends from net investment income	(.47)	(.45)		(.42)	(.44)	(.40)

Net asset value, end of period	$10.28	$9.99		$10.09	$10.13	$10.95

Total Return
Total investment return based on net asset value(c)	7.82%	3.37	%(e)	3.88%	(3.42)%	(7.53)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,092,474	$2,040,161		$1,903,555	$2,269,449	$2,609,004
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.87%		.95%	.90%	.60%
Expenses, before waiver/reimbursements(d)	.99%	.87%		.96%	.90%	.60%
Net investment income(b)	4.85%	4.64	%(e)	4.33%	4.12%	3.32%
Portfolio turnover rate	21%	24%		23%	26%	16%

	CLASS Z
	Year Ended May 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$9.99	$10.09	$10.14	$10.96	$12.26

Income From Investment Operations
Net investment income(a)(b)	.49	.48	.44	.42	.40
Net realized and unrealized gain (loss) on investment transactions	.28	(.13)	(.07)	(.80)	(1.30)
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (f)	.00 (f)

Net increase (decrease) in net asset value from operations	.77	.35	.37	(.38)	(.90)

Less: Dividends
Dividends from net investment income	(.48)	(.45)	(.42)	(.44)	(.40)

Net asset value, end of period	$10.28	$9.99	$10.09	$10.14	$10.96

Total Return
Total investment return based on net asset value(c)	7.82%	3.37%	3.78%	(3.41)%	(7.52)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$207,796	$198,795	$278,653	$50,391	$1,231
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.87%	.95%	.90%	.59%
Expenses, before waiver/reimbursements(d)	.97%	.87%	.95%	.91%	.59%
Net investment income(b)	4.85%	4.59%	4.38%	4.20%	3.32%
Portfolio turnover rate	21%	24%	23%	26%	16%
See footnote summary on pages 66-67.

62

AB California Portfolio

	CLASS A
	Year Ended May 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$10.21	$10.38	$10.31	$10.60	$11.57

Income From Investment Operations
Net investment income(a)(b)	.36	.34	.32	.30	.24
Net realized and unrealized gain (loss) on investment transactions	.30	(.18)	.07	(.27)	(.99)

Net increase (decrease) in net asset value from operations	.66	.16	.39	.03	(.75)

Less: Dividends
Dividends from net investment income	(.35)	(.33)	(.32)	(.32)	(.22)

Net asset value, end of period	$10.52	$10.21	$10.38	$10.31	$10.60

Total Return
Total investment return based on net asset value(c)	6.57%	1.55%	3.82%	.31%	(6.57)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$540,613	$496,560	$482,717	$459,793	$481,440
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.75%	.75%	.75%	.75%	.75%
Expenses, before waiver/reimbursements(d)	.79%	.77%	.77%	.78%	.76%
Net investment income(b)	3.41%	3.21%	3.14%	2.94%	2.09%
Portfolio turnover rate	21%	35%	23%	30%	17%

	CLASS C
	Year Ended May 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$10.21	$10.37	$10.30	$10.60	$11.56

Income From Investment Operations
Net investment income(a)(b)	.28	.26	.25	.23	.15
Net realized and unrealized gain (loss) on investment transactions	.29	(.16)	.06	(.29)	(.97)

Net increase (decrease) in net asset value from operations	.57	.10	.31	(.06)	(.82)

Less: Dividends
Dividends from net investment income	(.27)	(.26)	(.24)	(.24)	(.14)

Net asset value, end of period	$10.51	$10.21	$10.37	$10.30	$10.60

Total Return
Total investment return based on net asset value(c)	5.67%	.89%	3.05%	(.54)%	(7.19)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,134	$18,242	$20,782	$26,359	$28,401
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, before waiver/reimbursements(d)	1.54%	1.52%	1.52%	1.54%	1.51%
Net investment income(b)	2.66%	2.46%	2.38%	2.19%	1.33%
Portfolio turnover rate	21%	35%	23%	30%	17%
See footnote summary on pages 66-67.

63

	ADVISOR CLASS
	Year Ended May 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$10.21	$10.38	$10.31	$10.60	$11.57

Income From Investment Operations
Net investment income(a)(b)	.38	.36	.35	.33	.26
Net realized and unrealized gain (loss) on investment transactions	.31	(.17)	.07	(.28)	(.98)

Net increase (decrease) in net asset value from operations	.69	.19	.42	.05	(.72)

Less: Dividends
Dividends from net investment income	(.38)	(.36)	(.35)	(.34)	(.25)

Net asset value, end of period	$10.52	$10.21	$10.38	$10.31	$10.60

Total Return
Total investment return based on net asset value(c)	6.83%	1.81%	4.09%	.56%	(6.34)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$796,098	$702,070	$655,014	$507,720	$464,558
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.50%	.50%	.50%	.50%	.50%
Expenses, before waiver/reimbursements(d)	.54%	.52%	.52%	.53%	.51%
Net investment income(b)	3.66%	3.46%	3.39%	3.19%	2.34%
Portfolio turnover rate	21%	35%	23%	30%	17%
See footnote summary on pages 66-67.

64

AB New York Portfolio

	CLASS A
	Year Ended May 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$9.03	$9.16	$9.15	$9.49	$10.34

Income From Investment Operations
Net investment income(a)(b)	.31	.30	.28	.25	.22
Net realized and unrealized gain (loss) on investment transactions	.27	(.14)	(.01)	(.34)	(.86)
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (f)	– 0 –

Net increase (decrease) in net asset value from operations	.58	.16	.27	(.09)	(.64)

Less: Dividends
Dividends from net investment income	(.31)	(.29)	(.26)	(.25)	(.21)

Net asset value, end of period	$9.30	$9.03	$9.16	$9.15	$9.49

Total Return
Total investment return based on net asset value(c)	6.49%	1.70%	3.02%	(.86)%	(6.29)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$294,855	$283,443	$305,467	$341,690	$380,361
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.75%	.76%	.75%	.76%	.75%
Expenses, before waiver/reimbursements(d)	.84%	.83%	.82%	.83%	.79%
Net investment income(b)	3.41%	3.24%	3.03%	2.73%	2.17%
Portfolio turnover rate	16%	33%	35%	14%	16%

	CLASS C
	Year Ended May 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$9.03	$9.15	$9.15	$9.49	$10.33

Income From Investment Operations
Net investment income(a)(b)	.24	.23	.21	.18	.14
Net realized and unrealized gain (loss) on investment transactions	.27	(.13)	(.02)	(.33)	(.85)
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (f)	– 0 –

Net increase (decrease) in net asset value from operations	.51	.10	.19	(.15)	(.71)

Less: Dividends
Dividends from net investment income	(.24)	(.22)	(.19)	(.19)	(.13)

Net asset value, end of period	$9.30	$9.03	$9.15	$9.15	$9.49

Total Return
Total investment return based on net asset value(c)	5.70%	1.05%	2.13%	(1.60)%	(6.91)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,861	$8,570	$11,270	$18,205	$24,089
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.50%	1.51%	1.50%	1.51%	1.50%
Expenses, before waiver/reimbursements(d)	1.58%	1.58%	1.57%	1.58%	1.54%
Net investment income(b)	2.65%	2.48%	2.26%	1.98%	1.41%
Portfolio turnover rate	16%	33%	35%	14%	16%
See footnote summary on pages 66-67.

65

	ADVISOR CLASS
	Year Ended May 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$9.03	$9.16	$9.15	$9.49	$10.34

Income From Investment Operations
Net investment income(a)(b)	.34	.33	.30	.27	.25
Net realized and unrealized gain (loss) on investment transactions	.26	(.15)	– 0 –	(.33)	(.87)
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (f)	– 0 –

Net increase (decrease) in net asset value from operations	.60	.18	.30	(.06)	(.62)

Less: Dividends
Dividends from net investment income	(.33)	(.31)	(.29)	(.28)	(.23)

Net asset value, end of period	$9.30	$9.03	$9.16	$9.15	$9.49

Total Return
Total investment return based on net asset value(c)	6.76%	1.96%	3.28%	(.61)%	(6.06)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$263,676	$209,711	$174,591	$178,093	$192,990
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.50%	.51%	.50%	.51%	.50%
Expenses, before waiver/reimbursements(d)	.59%	.58%	.57%	.58%	.54%
Net investment income(b)	3.66%	3.51%	3.28%	2.98%	2.42%
Portfolio turnover rate	16%	33%	35%	14%	16%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended May 31,
	2026	2025	2024	2023	2022
AB California Portfolio
Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.79%	.77%	.77%	.78%	.76%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.53%	1.52%	1.52%	1.54%	1.51%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.54%	.52%	.52%	.53%	.51%

	Year Ended May 31,
	2026	2025	2024	2023	2022
AB High Income Municipal Portfolio
Class A
Net of waivers/reimbursements	.80%	.79%	.80%	.80%	.78%
Before waivers/reimbursements	.82%	.79%	.81%	.81%	.78%
Class C
Net of waivers/reimbursements	1.55%	1.54%	1.55%	1.55%	1.53%
Before waivers/reimbursements	1.57%	1.54%	1.56%	1.56%	1.53%
Advisor Class
Net of waivers/reimbursements	.55%	.54%	.55%	.55%	.53%
Before waivers/reimbursements	.57%	.54%	.56%	.56%	.53%
Class Z
Net of waivers/reimbursements	.55%	.54%	.55%	.55%	.52%
Before waivers/reimbursements	.55%	.54%	.55%	.56%	.53%

66

	Year Ended May 31,
	2026	2025	2024	2023	2022
AB National Portfolio
Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.80%	.77%	.78%	.80%	.77%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.55%	1.53%	1.54%	1.55%	1.52%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.55%	.52%	.53%	.55%	.52%

	Year Ended May 31,
	2026	2025	2024	2023	2022
AB New York Portfolio
Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.83%	.82%	.82%	.82%	.79%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.58%	1.57%	1.57%	1.57%	1.54%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.59%	.57%	.57%	.57%	.54%

(e)
During the year ended May 31, 2025, the Adviser reimbursed the AB High Income Municipal Portfolio for overpayment of prior years’ omnibus account services, sub‑accounting services and related transfer agency expenses. The impact of the reimbursement to the financial highlights is as follows:

	Net Investment Income Per Share		Net Investment Income Ratio	Total Return
Class A	$.00	(f)	.01%	.01%
Class C	$.00	(f)	.01%	.01%
Advisor Class	$.00	(f)	.01%	.01%

(f)	Amount is less than $.005.

67

AB Massachusetts Portfolio

	CLASS A
	Year Ended May 31,
	2026	2025	2024		2023	2022
Net asset value, beginning of period	$10.05	$10.27	$10.30		$10.66	$11.66

Income From Investment Operations
Net investment income(a)(b)	.34	.32	.30		.27	.24
Net realized and unrealized gain (loss) on investment transactions	.28	(.23)	(.03	)(c)	(.34)	(1.00)

Net increase (decrease) in net asset value from operations	.62	.09	.27		(.07)	(.76)

Less: Dividends
Dividends from net investment income	(.34)	(.31)	(.30)		(.29)	(.24)

Net asset value, end of period	$10.33	$10.05	$10.27		$10.30	$10.66

Total Return
Total investment return based on net asset value(d)	6.30%	.87%	2.69%		(.64)%	(6.63)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70,986	$72,978	$77,741		$85,971	$104,117
Ratio to average net assets of:
Expenses, net of waivers/reimbursements‡(e)(f)	.77%	.77%	.77%		.77%	.77%
Expenses, before waiver/reimbursements‡(e)(f)	.90%	.89%	.89%		.90%	.87%
Net investment income(b)	3.34%	3.05%	2.94%		2.65%	2.08%
Portfolio turnover rate	14%	20%	15%		14%	11%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/ unaffiliated underlying portfolios	.00%	.00%	.00%		.00%	.00%

	CLASS C
	Year Ended May 31,
	2026	2025	2024		2023	2022
Net asset value, beginning of period	$10.03	$10.25	$10.28		$10.64	$11.64

Income From Investment Operations
Net investment income(a)(b)	.27	.24	.22		.20	.15
Net realized and unrealized gain (loss) on investment transactions	.28	(.22)	(.02	)(c)	(.35)	(1.00)

Net increase (decrease) in net asset value from operations	.55	.02	.20		(.15)	(.85)

Less: Dividends
Dividends from net investment income	(.27)	(.24)	(.23)		(.21)	(.15)

Net asset value, end of period	$10.31	$10.03	$10.25		$10.28	$10.64

Total Return
Total investment return based on net asset value(d)	5.52%	.12%	1.92%		(1.39)%	(7.35)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,833	$2,237	$3,664		$6,146	$8,904
Ratio to average net assets of:
Expenses, net of waivers/reimbursements‡(e)(f)	1.52%	1.52%	1.52%		1.52%	1.52%
Expenses, before waiver/reimbursements‡(e)(f)	1.66%	1.64%	1.64%		1.65%	1.62%
Net investment income(b)	2.60%	2.29%	2.19%		1.90%	1.32%
Portfolio turnover rate	14%	20%	15%		14%	11%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/ unaffiliated underlying portfolios	.00%	.00%	.00%		.00%	.00%
See footnote summary on page 71.

68

	ADVISOR CLASS
	Year Ended May 31,
	2026	2025	2024		2023	2022
Net asset value, beginning of period	$10.05	$10.26	$10.30		$10.66	$11.66

Income From Investment Operations
Net investment income(a)(b)	.37	.34	.33		.30	.27
Net realized and unrealized gain (loss) on investment transactions	.27	(.21)	(.04	)(c)	(.35)	(1.00)

Net increase (decrease) in net asset value from operations	.64	.13	.29		(.05)	(.73)

Less: Dividends
Dividends from net investment income	(.37)	(.34)	(.33)		(.31)	(.27)

Net asset value, end of period	$10.32	$10.05	$10.26		$10.30	$10.66

Total Return
Total investment return based on net asset value(d)	6.46%	1.22%	2.85%		(.39)%	(6.39)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$198,047	$153,670	$151,254		$111,450	$109,141
Ratio to average net assets of:
Expenses, net of waivers/reimbursements‡(e)(f)	.52%	.52%	.52%		.52%	.52%
Expenses, before waiver/reimbursements‡(e)(f)	.65%	.64%	.64%		.65%	.62%
Net investment income(b)	3.59%	3.30%	3.19%		2.91%	2.34%
Portfolio turnover rate	14%	20%	15%		14%	11%
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/ unaffiliated underlying portfolios	.00%	.00%	.00%		.00%	.00%
See footnote summary on page 71.

69

AB Virginia Portfolio

	CLASS A
	Year Ended May 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$10.17	$10.30	$10.31	$10.62	$11.61

Income From Investment Operations
Net investment income(a)(b)	.33	.32	.28	.26	.23
Net realized and unrealized gain (loss) on investment transactions	.32	(.14)	(.02)	(.30)	(.99)

Net increase (decrease) in net asset value from operations	.65	.18	.26	(.04)	(.76)

Less: Dividends
Dividends from net investment income	(.33)	(.31)	(.27)	(.27)	(.23)

Net asset value, end of period	$10.49	$10.17	$10.30	$10.31	$10.62

Total Return
Total investment return based on net asset value(d)	6.45%	1.69%	2.53%	(.37)%	(6.64)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$93,446	$100,420	$105,807	$115,542	$133,626
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.80%	.80%	.80%	.80%	.80%
Expenses, before waiver/reimbursements(e)(f)	.93%	.91%	.89%	.91%	.86%
Net investment income(b)	3.18%	3.03%	2.76%	2.49%	2.04%
Portfolio turnover rate	14%	20%	15%	13%	13%

	CLASS C
	Year Ended May 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$10.14	$10.27	$10.28	$10.59	$11.58

Income From Investment Operations
Net investment income(a)(b)	.25	.24	.21	.18	.15
Net realized and unrealized gain (loss) on investment transactions	.33	(.14)	(.03)	(.30)	(1.00)

Net increase (decrease) in net asset value from operations	.58	.10	.18	(.12)	(.85)

Less: Dividends
Dividends from net investment income	(.25)	(.23)	(.19)	(.19)	(.14)

Net asset value, end of period	$10.47	$10.14	$10.27	$10.28	$10.59

Total Return
Total investment return based on net asset value(d)	5.78%	.84%	1.87%	(1.11)%	(7.37)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,088	$3,805	$5,033	$7,163	$8,452
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.55%	1.55%	1.55%	1.55%	1.55%
Expenses, before waiver/reimbursements(e)(f)	1.68%	1.66%	1.64%	1.67%	1.61%
Net investment income(b)	2.44%	2.27%	2.01%	1.74%	1.29%
Portfolio turnover rate	14%	20%	15%	13%	13%
See footnote summary on page 71.

70

	ADVISOR CLASS
	Year Ended May 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$10.17	$10.31	$10.31	$10.62	$11.61

Income From Investment Operations
Net investment income(a)(b)	.36	.34	.31	.28	.26
Net realized and unrealized gain (loss) on investment transactions	.32	(.15)	(.01)	(.30)	(.99)

Net increase (decrease) in net asset value from operations	.68	.19	.30	(.02)	(.73)

Less: Dividends
Dividends from net investment income	(.35)	(.33)	(.30)	(.29)	(.26)

Net asset value, end of period	$10.50	$10.17	$10.31	$10.31	$10.62

Total Return
Total investment return based on net asset value(d)	6.82%	1.84%	2.89%	(.12)%	(6.41)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$121,216	$83,430	$80,755	$85,165	$90,811
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.55%	.55%	.55%	.55%	.55%
Expenses, before waiver/reimbursements(e)(f)	.68%	.66%	.64%	.66%	.61%
Net investment income(b)	3.42%	3.28%	3.01%	2.73%	2.30%
Portfolio turnover rate	14%	20%	15%	13%	13%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)
Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest/bank overdraft expense are:

	Year Ended May 31,
	2026	2025	2024	2023	2022
AB Massachusetts Portfolio
Class A
Net of waivers/reimbursements	.77%	.77%	.77%	.77%	.77%
Before waivers/reimbursements	.90%	.89%	.89%	.90%	.87%
Class C
Net of waivers/reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%
Before waivers/reimbursements	1.66%	1.64%	1.64%	1.65%	1.62%
Advisor Class
Net of waivers/reimbursements	.52%	.52%	.52%	.52%	.52%
Before waivers/reimbursements	.65%	.64%	.64%	.65%	.62%

	Year Ended May 31,
	2026	2025	2024	2023	2022
AB Virginia Portfolio
Class A
Net of waivers/reimbursements	.80%	.80%	.80%	.80%	.80%
Before waivers/reimbursements	.93%	.91%	.89%	.91%	.86%
Class C
Net of waivers/reimbursements	1.55%	1.55%	1.55%	1.55%	1.55%
Before waivers/reimbursements	1.68%	1.66%	1.64%	1.66%	1.61%
Advisor Class
Net of waivers/reimbursements	.55%	.55%	.55%	.55%	.55%
Before waivers/reimbursements	.68%	.66%	.64%	.66%	.61%

(f)
In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolios incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolios in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the for the year ended May 31, 2026, such waiver amounted to 0.01%.

71

APPENDIX A

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under “Fees and Expenses of the Portfolio” in this Prospectus, about the effect of a Portfolio’s expenses, including investment advisory fees and other Portfolio costs, on the Portfolio’s returns over a 10‑year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year, including an initial sales charge of 3.00%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10‑year period. The current annual expense ratio for each Portfolio is the same as stated under “Fees and Expenses”. Additional information concerning the fees and expenses incurred by the Portfolio may be found at FINRA’s Fund Analyzer web page (available at https://tools.finra.org/fund_analyzer/). Your actual expenses may be higher or lower.
AB National Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$485.00	$10,185.00	$376.39	$10,108.61
2	10,108.61	505.43	10,614.04	84.91	10,529.13
3	10,529.13	526.46	11,055.59	88.44	10,967.15
4	10,967.15	548.36	11,515.51	92.12	11,423.39
5	11,423.39	571.17	11,994.56	95.96	11,898.60
6	11,898.60	594.93	12,493.53	99.95	12,393.58
7	12,393.58	619.68	13,013.26	104.11	12,909.15
8	12,909.15	645.46	13,554.61	108.44	13,446.17
9	13,446.17	672.31	14,118.48	112.95	14,005.53
10	14,005.53	700.28	14,705.81	117.65	14,588.16
Cumulative		$5,869.08		$1,280.92
AB High Income Municipal Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$485.00	$10,185.00	$424.26	$10,060.74
2	10,060.74	503.04	10,563.78	130.99	10,432.79
3	10,432.79	521.64	10,954.43	135.83	10,818.60
4	10,818.60	540.93	11,359.53	140.86	11,218.67
5	11,218.67	560.93	11,779.60	146.07	11,633.53
6	11,633.53	581.68	12,215.21	151.47	12,063.74
7	12,063.74	603.19	12,666.93	157.07	12,509.86
8	12,509.86	625.49	13,135.35	162.88	12,972.47
9	12,972.47	648.62	13,621.09	168.90	13,452.19
10	13,452.19	672.61	14,124.80	175.15	13,949.65
Cumulative		$5,743.13		$1,793.48
AB California Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$485.00	$10,185.00	$376.39	$10,108.61
2	10,108.61	505.43	10,614.04	83.85	10,530.19
3	10,530.19	526.51	11,056.70	87.35	10,969.35
4	10,969.35	548.47	11,517.82	90.99	11,426.83
5	11,426.83	571.34	11,998.17	94.79	11,903.38
6	11,903.38	595.17	12,498.55	98.74	12,399.81
7	12,399.81	619.99	13,019.80	102.86	12,916.94
8	12,916.94	645.85	13,562.79	107.15	13,455.64
9	13,455.64	672.78	14,128.42	111.61	14,016.81
10	14,016.81	700.84	14,717.65	116.27	14,601.38
Cumulative		$5,871.38		$1,270.00

A-1

AB Massachusetts Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$485.00	$10,185.00	$378.42	$10,106.58
2	10,106.58	505.33	10,611.91	95.51	10,516.40
3	10,516.40	525.82	11,042.22	99.38	10,942.84
4	10,942.84	547.14	11,489.98	103.41	11,386.57
5	11,386.57	569.33	11,955.90	107.60	11,848.30
6	11,848.30	592.42	12,440.72	111.97	12,328.75
7	12,328.75	616.44	12,945.19	116.51	12,828.68
8	12,828.68	641.43	13,470.11	121.23	13,348.88
9	13,348.88	667.44	14,016.32	126.15	13,890.17
10	13,890.17	694.51	14,584.68	131.26	14,453.42
Cumulative		$5,844.86		$1,391.44
AB New York Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$485.00	$10,185.00	$376.39	$10,108.61
2	10,108.61	505.43	10,614.04	89.16	10,524.88
3	10,524.88	526.24	11,051.12	92.83	10,958.29
4	10,958.29	547.91	11,506.20	96.65	11,409.55
5	11,409.55	570.48	11,980.03	100.63	11,879.40
6	11,879.40	593.97	12,473.37	104.78	12,368.59
7	12,368.59	618.43	12,987.02	109.09	12,877.93
8	12,877.93	643.90	13,521.83	113.58	13,408.25
9	13,408.25	670.41	14,078.66	118.26	13,960.40
10	13,960.40	698.02	14,658.42	123.13	14,535.29
Cumulative		$5,859.79		$1,324.50
AB Virginia Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$485.00	$10,185.00	$381.48	$10,103.52
2	10,103.52	505.18	10,608.70	98.66	10,510.04
3	10,510.04	525.50	11,035.54	102.63	10,932.91
4	10,932.91	546.65	11,479.56	106.76	11,372.80
5	11,372.80	568.64	11,941.44	111.06	11,830.38
6	11,830.38	591.52	12,421.90	115.52	12,306.38
7	12,306.38	615.32	12,921.70	120.17	12,801.53
8	12,801.53	640.08	13,441.61	125.01	13,316.60
9	13,316.60	665.83	13,982.43	130.04	13,852.39
10	13,852.39	692.62	14,545.01	135.27	14,409.74
Cumulative		$5,836.34		$1,426.60

*
Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Portfolio’s operating expenses before fee waiver as reflected under “Fees and Expenses of the Portfolio” in the Summary Information at the beginning of this Prospectus.

A-2

APPENDIX B—FINANCIAL INTERMEDIARY WAIVERS

NOTE: Terms used by a financial intermediary in this Appendix do not necessarily have the same legal meaning as the same or similar terms used elsewhere in the Prospectus.
Waivers Specific to Merrill Lynch (“Merrill”)

Purchases or sales of front‑end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front‑end, contingent deferred, or back‑end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front‑end Load Waivers Available at Merrill

•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Shares purchased through a Merrill investment advisory program

•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

•	Shares purchased through the Merrill Edge Self-Directed platform

•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

•	Shares exchanged from level-load shares to front‑end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

•	Shares purchased by eligible persons associated with the Fund as defined in this Prospectus (e.g., the Fund’s officers or trustees)

•
Shares purchased from the proceeds of a mutual fund redemption in front‑end load shares provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front‑end, Back‑end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

•	Shares sold due to return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

•
Front‑end or level-load shares held in commission-based, non‑taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans) that are transferred to fee‑based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front‑end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front‑end load purchase, as described in the Merrill SLWD Supplement

•
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement

•
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement
Waivers Specific to Morgan Stanley

Effective July 1, 2018, shareholders purchasing Portfolio shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front‑end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Portfolio’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front‑end or deferred sales charge

Ameriprise Financial

Front‑end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of a Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

•	Transaction size breakpoints, as described in the Fund’s Prospectus or SAI.

•	Rights of accumulation (ROA), as described in the Fund’s Prospectus or SAI.

•	Letter of intent, as described in the Fund’s Prospectus or SAI.
Front‑end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of a Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

•
Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs.

•	Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

•
Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step‑son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e., Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI:

•	Redemptions due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus or SAI

•	Redemptions made in connection with a return of excess contributions from an IRA account

•	Shares purchased through a Right of Reinstatement (as defined above)

•	Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
Waivers Specific to Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each Entity’s Affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing a Portfolio’s shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Portfolio’s Prospectus or SAI.
Front‑end Sales Load Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•
Shares purchased from the proceeds of redemptions within the same fund family, provided that (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement)

•
A shareholder in the Portfolio’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Portfolio if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes A and C Shares available at Raymond James

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Portfolio’s Prospectus

•	Return of excess contributions from an IRA Account

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Portfolio’s Prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•	Shares acquired through a right of reinstatement
Front‑end Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the Prospectus

•
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of Rights of Accumulation only if the shareholder notifies his or her financial advisor about such assets

•
Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of Letters of Intent only if the shareholder notifies his or her financial advisor about such assets

Waivers Specific to Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase Portfolio shares through a Janney brokerage account, you will be eligible for the following load waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Portfolio’s Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e., right of reinstatement)

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Shares acquired through a right of reinstatement

•	Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC waivers on Classes A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Portfolio’s Prospectus

•	Shares purchased in connection with a return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the required age based on applicable rules

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

•	Shares acquired through a right of reinstatement

•	Shares exchanged into the same share class of a different fund

Front‑end sales charge* discounts available at Janney: breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the Portfolio’s Prospectus

•
Rights of Accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•
Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Janney may be included in the calculation of Letters of Intent only if the shareholder notifies his or her financial advisor about such assets

*	Also, referred to as an “initial sales charge”
Waivers Specific to Oppenheimer & Co. Inc. (“OPCO”)

Effective May 1, 2020, shareholders purchasing Portfolio shares through an OPCO platform or account are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Portfolio’s Prospectus or SAI.
Front‑end Sales Load Waivers on Class A Shares Available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through an OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement)

•
A shareholder in the Portfolio’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Portfolio if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Portfolio, and employees of the Portfolio’s investment adviser or any of its affiliates, as described in the Prospectus
CDSC Waivers on Classes A and C Shares Available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Portfolio’s Prospectus

•	Return of excess contributions from an IRA Account

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement
Front‑end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Prospectus

•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Edward D. Jones & Co., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after January 24, 2025, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee‑based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of AB Mutual Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of AB Mutual Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13‑month period to calculate the front‑end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee‑based program.

•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment. Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

•	The redemption and repurchase occur in the same account.

•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover amount fees, and reinvestments from non‑mutual fund products.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

•	Purchases of Class 529‑A shares through a rollover from either another education savings plan or a security used for qualified distributions.

•	Purchases of Class 529‑A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.

•	Systematic withdrawals with up to 10% per year of the account value.

•	Return of excess contributions from an Individual Retirement Account (IRA).

•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•	Shares exchanged in an Edward Jones fee‑based program.

•	Shares acquired through NAV reinstatement.

•	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250

•	Subsequent purchase minimum: none
Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•	A fee‑based account held on an Edward Jones platform

•	A 529 account held on an Edward Jones Platform

•	An account with an active systematic investment plan or LOI
Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
Waivers Specific to Robert W. Baird & Co. (“Baird”)

Front‑End Sales Charge Waivers on Investors A‑shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

•
Shares purchased within 90 days following a redemption from an AB Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front‑end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA Account

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement
Front‑End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoint as described in this prospectus

•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of AB assets held by accounts within the purchaser’s household at Baird. Eligible AB assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of AB through Baird, over a 13‑month period of time
Waiver Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 31, 2020, shareholders purchasing Portfolio shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver:
Front‑end Sales Load Waiver on Class A Shares

•	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Portfolio pursuant to Stifel’s policies and procedures
Waivers Specific to J.P. Morgan Securities LLC

Effective September 29, 2023, if you purchase or hold Portfolio shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in the Portfolio’s Prospectus or SAI.
Front‑end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy

•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR‑SEPs or 501(c)(3) accounts

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts

•	Shares purchased through rights of reinstatement

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC
Class C to Class A share conversion

•
A shareholder in the Portfolio’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same Portfolio if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Portfolio’s Prospectus

•	Shares purchased in connection with a return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares acquired through a right of reinstatement
Front‑end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the Prospectus

•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Portfolio’s Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets

•	Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13‑month period of time (if applicable)
Waivers Specific to Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
The following information has been provided by Wells Fargo Advisors:
Effective April 1, 2026, clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Class A Share Front‑End Sales Charge Waivers
Wells Fargo Advisors clients purchasing or converting to Class A shares of a Fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front‑end load in the following circumstances:

•
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward, employees of affiliate businesses will not be offered NAV.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no‑load share classes but there could be instances where a Class A share is offered without a front‑end sales charge.

Unless specifically described above, other front‑end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Contingent Deferred Sales Charge

•	Contingent deferred sales charges (“CDSC”) imposed on fund redemptions will not be rebated based on future purchases.
Class A Front‑End Load Discounts
Wells Fargo Advisors clients purchasing Class A shares of a Fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

•
Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

•
Effective April 1, 2026, employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR‑SEPs or Keogh plans.

•	Gifts of shares will not be considered when determining breakpoint discounts.

For more information about the Portfolios, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND FORM N‑CSR FILINGS
The Portfolios’ annual and semi-annual reports to shareholders and filings on Form N‑CSR contain additional information on the Portfolios’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio’s performance during its last fiscal year. In the Portfolios’ filings on Form N‑CSR, you will find the Portfolios’ annual and semi-annual financial statements.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have an SAI, which contains more detailed information about each Portfolio, including its operations and investment policies. The Portfolios’ SAI and independent registered public accounting firm’s report and financial statements in each Portfolio’s Form N‑CSR for its most recent fiscal year are incorporated by reference into (and are legally part of) this Prospectus.
You may request a free copy of the current annual/semi-annual report, the SAI or other information such as Portfolio financial statements, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: (800) 221‑5672 For Literature: (800) 227‑4618

On the Internet:	www.abfunds.com
You may also view reports and other information about the Portfolios, including the SAI, by visiting the EDGAR database on the Securities and Exchange Commission’s website (https://www.sec.gov/). Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e‑mail address: publicinfo@sec.gov.
You also may find more information about the Adviser and other AB Mutual Funds on the Internet at: www.abfunds.com.
The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

Fund	SEC File No.
AB Municipal Income Fund, Inc.	811‑04791
AB Municipal Income Fund II	811‑07618
PRO‑0116‑0926

AB Municipal Income Portfolios

(Shares Offered—Exchange Ticker Symbol)

AB National Portfolio

(Class A–ALTHX; Class C–ALNCX; Advisor Class–ALTVX)

AB High Income Municipal Portfolio

(Class A–ABTHX; Class C–ABTFX; Advisor Class–ABTYX; Class Z–ABTZX)

AB California Portfolio

(Class A–ALCAX; Class C–ACACX; Advisor Class–ALCVX)

AB Massachusetts Portfolio

(Class A–AMAAX; Class C–AMACX; Advisor Class–AMAYX)

AB New York Portfolio

(Class A–ALNYX; Class C–ANYCX; Advisor Class–ALNVX)

AB Virginia Portfolio

(Class A–AVAAX; Class C–AVACX; Advisor Class–AVAYX)

c/o AllianceBernstein Investor Services, Inc.

P.O. Box 786003, San Antonio, Texas 78278-6003

Toll Free: (800) 221-5672

For Literature: Toll Free (800) 227-4618

STATEMENT OF ADDITIONAL INFORMATION

September 30, 2026

This Statement of Additional Information (“SAI”) is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated September 30, 2026, for the AB National Portfolio (“National Portfolio”), AB High Income Municipal Portfolio (“High Income Portfolio”), AB California Portfolio (“California Portfolio”) and AB New York Portfolio (“New York Portfolio”, and together with the National, High Income and California Portfolios, the “Fund Portfolios”) of AB Municipal Income Fund, Inc. (the “Fund”) that offers the Class A, Class C, Advisor Class and Class Z (only for the High Income Portfolio) shares of the Fund Portfolios, and for the AB Massachusetts Portfolio (“Massachusetts Portfolio”) and AB Virginia Portfolio (“Virginia Portfolio”, and together with the Massachusetts Portfolio, the “Fund II Portfolios”) of AB Municipal Income Fund II (the “Fund II”) that offers the Class A, Class C and Advisor Class shares of the Fund II Portfolios (the Fund and Fund II are together referred to as the “Funds”; each of the Fund Portfolios and Fund II Portfolios is referred to as a “Portfolio” and together as the “Portfolios”) (together the “Prospectus”). Financial statements for the Portfolios for the fiscal year ended May 31, 2026 are included in each Portfolio’s Form N-CSR for the fiscal year ended May 31, 2026 filed with the Securities and Exchange Commission (the “SEC”) on August 4, 2026 and are incorporated into this SAI by reference. Copies of the Prospectus and each Portfolio’s annual reports may be obtained by contacting AllianceBernstein Investor Services, Inc. (“ABIS”) at the address or the “For Literature” telephone number shown above or on the Internet at www.abfunds.com.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

DESCRIPTION OF THE PORTFOLIOS

Introduction to the Portfolios

Except as otherwise noted, the Portfolios’ investment objectives and policies described below and in the Prospectus are not designated “fundamental policies” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and may be changed by the Board of Directors or Board of Trustees of the Funds (each a “Board” and together, the “Boards”) with respect to a Portfolio without approval of the shareholders of such Portfolio. However, no Portfolio will change its investment objective without at least 60 days’ prior written notice to shareholders. There is no guarantee that the Portfolios will achieve their investment objectives.

Whenever any investment policy or restriction states a percentage of a Portfolio’s assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Portfolio’s acquisition of such securities or other assets. Accordingly, except with respect to borrowing, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Each Portfolio that invests in a particular state (“State Portfolio”) may invest in municipal securities issued by governmental entities (for example, U.S. territories and the District of Columbia) outside the named state if the municipal securities generate interest exempt from U.S. federal income tax and personal income tax in the named state. In certain circumstances, municipal securities issued by the District of Columbia or other governmental entities outside the named state may be treated as municipal securities with interest that is exempt from the named state’s income tax. When AllianceBernstein L.P. (the “Adviser”) believes that municipal securities of the named state that meet a State Portfolio’s quality standards are not available, that State Portfolio may invest up to 20% of its total assets in securities whose interest payments are only federally tax-exempt.

Alternative Minimum Tax

Under current U.S. federal income tax law, interest on tax-exempt municipal securities issued after August 7, 1986 which are “specified private activity bonds,” and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax (“AMT”) imposed on individuals, though for regular U.S. federal income tax purposes such interest will remain fully tax-exempt. Such private activity bonds (“AMT-Subject Bonds”), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

In most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject Bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which assets of a Portfolio may be invested.

Insurance Feature

The insurance feature is generally described in the Prospectus under “Additional Information about the Portfolios’ Strategies, Risks and Investments—Insured Securities.”

The Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. Currently, Assured Guaranty Municipal Corp. (“AGM”) is the insurer most actively writing policies on newly issued municipal bonds. AGM (formerly, Financial Security Assurance Holdings Ltd.) is an indirect subsidiary of Assured Guaranty Ltd. (“Assured”). In addition, Build America Mutual Assurance Company (“BAM”) insures newly issued municipal bonds. BAM is a New York domiciled mutual insurance company owned by the issuers of municipal bonds who use BAM to insure their debt obligations. Prior to the 2008-2009 financial crisis, there were several other insurers writing policies on municipal bonds, but the ratings of these insurers have been downgraded (in most cases, severely downgraded) and, while they are still insuring municipal bonds under policies written prior to the financial crisis, they generally are no longer writing new policies. It is possible that additional downgrades may occur. Certain nationally recognized statistical rating organizations’ (an “NRSRO”) ratings reflect the respective NRSRO’s current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable NRSRO. The ratings are not recommendations to buy, sell or hold the municipal bonds, and such ratings may be subject to revision or withdrawal at any time by the NRSROs. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds.

It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by the Portfolios may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Adviser currently evaluates the risk and return of such securities through its own research.

Risk of Concentration in a Single State

The primary purpose of investing in a portfolio of a single state’s municipal securities is the special tax treatment accorded the state’s resident individual investors. However, payment of interest and preservation of principal depend upon the continuing ability of the state’s issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state’s issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Municipal securities in which a Portfolio’s assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not practicable to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the “Additional Information About the Portfolios’ Strategies, Risks and Investments—Municipal Securities” section of the Prospectus. See also “Appendix A: Bond and Commercial Paper Ratings” for a description of ratings and rating criteria. Some municipal securities may be rated based on a “moral obligation” contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the “moral obligation” contract in the event of such non-appropriation.

The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York, California, Massachusetts, and Virginia, and are based primarily on information from official state documents referenced in the introduction to each state section, as well as other documents and sources, and do not purport to be complete. The Funds have not undertaken to verify independently such information and the Funds assume no responsibility for the accuracy of such information. These summaries do not provide information regarding many securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolios invest or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolios. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK PORTFOLIO

The following is based primarily on information obtained from the Annual Information Statement of the State of New York, dated June 10, 2026.

Debt Reform Act of 2000

The Debt Reform Act of 2000 (“Debt Reform Act”) implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the “State”). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4% of personal income; (b) a phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01 and was fully phased in at 4% of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75% of total governmental funds receipts and was fully phased in at 5% in 2013-14.

The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31 of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State, absent a change in law, would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The Division of the Budget (“DOB”) intends to manage subsequent capital plans and issuance schedules consistent with the limits.

The State was found to be in compliance with the statutory caps for the most recent calculation period (Fiscal Year 2025).

One limited exception to the Debt Reform Act remains for issuances undertaken by the State for Metropolitan Transportation Authority (“MTA”) capital projects, which may be issued with maximum maturities longer than 30 years. This change allows bonds to be issued over the full useful life of the assets being financed, subject to Federal tax law limitations, and is consistent with the rules that would have been in effect if the MTA had directly financed the projects.

Previously, the State enacted legislation that suspended certain provisions of the Debt Reform Act for Fiscal Year 2021 and Fiscal Year 2022 bond issuances as part of the State’s response to the COVID-19 pandemic. Accordingly, a total of $14 billion of State-supported debt issued in Fiscal Year 2021 and Fiscal Year 2022 and outstanding as of March 31, 2026, is not counted towards the statutory caps on debt outstanding and debt service. The Fiscal Year 2023 Executive Budget reinstated the provisions of the Debt Reform Act for State-supported debt issued in Fiscal Year 2023 and beyond.

Current projections anticipate that State-supported debt outstanding and State-supported debt service will continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, the available debt capacity under the debt outstanding cap is expected to decline from $24.7 billion in Fiscal Year 2026 to a low point of $177 million in Fiscal Year 2031. This calculation includes the estimated impact of funding capital commitments with State bonds. The debt service on State-supported debt subject to the statutory cap is projected at $3.3 billion in Fiscal Year 2027, or roughly $10.2 billion below the statutory debt service limit.

The State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the aggregate amount of debt outstanding. As of March 31, 2026, total State-related debt outstanding was estimated at $60.3 billion, excluding installation and mortgage loan commitments, equal to approximately 3.4% of New York personal income.

For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance but State appropriations are available to make payments if necessary.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

As of March 31, 2026, the total amount of general obligation debt outstanding was approximately $2 billion. The State projects that about $403 million in general obligation bonds will be issued in Fiscal Year 2027.

Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation, which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments, various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

The State currently has no plans to issue additional lease-purchase or other contractual-obligation financings. Since 2002, the Personal Income Tax (“PIT”) Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. As of March 31, 2026, approximately $42.7 billion of State PIT Revenue Bonds were outstanding.

State Authorities

The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the “Authorities”). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorizations. The State’s access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related debt issuances. As of December 31, 2025 (and with respect to one authority as of March 31, 2025), there were 16 Authorities that had outstanding debt of $100 million or more; total aggregate outstanding debt, including refunding bonds, was approximately $228 billion, only a portion of which constitutes State-supported or State-related debt.

Authorities’ operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

The MTA, which receives the bulk of State appropriations to the Authorities, oversees New York City’s subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the “TA”). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA’s subsidiaries, the Long Island Rail Road Company and the Metro-North Commuter Railroad Company. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the “TBTA”), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and the TBTA, including loans, grants and subsidies. Funding for transportation is projected to increase, including an additional $258 million to the MTA, $43 million for other downstate transit systems, and $25 million for upstate systems.

Fiscal Year 2026

The State ended Fiscal Year 2026 in balance on a cash basis in the General Fund, based on preliminary unaudited results. General Fund receipts, including transfers from other funds, totaled $123.8 billion. General Fund disbursements, including transfers from other funds, totaled $124.5 billion, a decrease of $738 million from Fiscal Year 2025 results. The State ended Fiscal Year 2026 with a General Fund balance of $75 billion, an increase of $1.3 billion from Fiscal Year 2025 results. The moderately lower balance reflects a reduction in the economic uncertainties reserve used to support repayment of an outstanding Federal Unemployment Account loan, offset by an increase in the reserve for Pass Through Entity Tax (“PTET”)/Personal Income Tax (“PIT”) credits; and additional resources available at year-end that are carried forward to offset delayed payments, as well as to reduce the budget gaps in subsequent years.

Fiscal Year 2025

The State ended Fiscal Year 2025 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $119.3 billion. General Fund disbursements, including transfers from other funds, totaled $108.7 billion. The State ended Fiscal Year 2025 with a General Fund balance of $56.9 billion, an increase of $10.6 billion from Fiscal Year 2024 results. The higher balance reflects a deposit to the Rainy Day Fund; an increase in the reserves for future operations and PTET/PIT credits; and additional resources available at year-end that are carried forward to offset delayed payments, operational costs, and capital projects spending, as well as to reduce the budget gaps in subsequent years.

Fiscal Year 2024

The State ended Fiscal Year 2024 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $103.0 billion. General Fund disbursements, including transfers from other funds, totaled $100.1 billion. The

State ended Fiscal Year 2024 with a General Fund balance of $46.3 billion, an increase of $2.9 billion from Fiscal Year 2023 results. The higher balance reflects a set aside for asylum seeker assistance, an increase for the reserves for labor settlements/agency operations, and additional net resources available at year-end that were carried forward to reduce the budget gaps in subsequent years.

Economic Overview

The U.S. labor market demonstrated renewed resilience in early 2026, a notable turnaround from the slowdown experienced in 2025. As of June 10, 2026, nonfarm employment grew by an average of 76,000 jobs per month from January to April 2026, an improvement over the 9,700 jobs added monthly in 2025. The unemployment rate held steady at 4.3 percent in April, the same as January’s rate. While the labor market is stabilizing in the aggregate, its strength has been largely concentrated in the healthcare sector with hiring in other sectors remaining subdued amid slower labor force growth. In addition, government sector employment continued to decline, driven by Federal workforce reductions. The Federal government shed another 57,000 jobs in early 2026 after reducing its workforce by 287,000 in 2025. Cumulatively, over 10 percent of the Federal workforce has been eliminated since January 2025.

Escalating input costs, driven by the war in Iran, are anticipated to squeeze corporate profit margins and dampen economic growth, likely resulting in job losses later this year. Sectors with significant reliance on energy inputs, such as construction, manufacturing, and transportation, face the greatest downsides. Research suggests that job losses in those sectors typically follow sustained energy price hikes within 5-6 months. Therefore, the DOB expects the labor market to soften in the latter half of 2026 and the first half of 2027, with near-stagnant job growth. Total nonfarm employment is projected to grow by a modest 0.2 percent in 2026 and 0.1 percent in 2027, slowing down further from the 0.5 percent growth in 2025. This subdued job growth is expected to push the monthly unemployment rate up to 4.8 percent by the end of 2026 and keep it elevated through 2027. Annually, the unemployment rate is projected to average 4.5 percent in 2026 and 4.7 percent in 2027.

Facing the same headwinds as the rest of the nation, the State is entering a period of slower but still positive economic growth, shaped by demographic constraints and heightened external risks impacting certain sectors. Total statewide employment grew by 0.9% in 2025 and is projected to further slow down to 0.2% in 2026 and 0.1% in 2027. The moderation is consistent with recent trends characterized by cautious business expansion, slower private sector hiring, and increasing reliance on replacement hiring rather than net job creation, resulting in a low layoff, low hire environment.

The State’s private sector job growth will continue to be driven by gains in health care and social assistance, transportation and warehousing, finance and insurance, and education sectors in 2026. Healthcare and social assistance remain the dominant source of employment gains both in New York and the U.S., driven by aging populations and long-term care needs. Federal restraint in healthcare spending is expected to contribute to financial pressure on providers, leading to possible staffing reductions and facility closures, specifically impacting hospitals and nursing homes. Consequently, growth in the sector is projected to slow down by nearly half from 3.7% in 2025 to 1.9% in 2026. Finance and insurance employment growth tends to be cyclical, reflecting its sensitivity to financial market conditions. The sector’s employment growth increased from 0.1 percent in 2024 to 1.8 percent in 2025, driven by strong performance among financial firms. Over the same period, the securities subsector grew at roughly twice the pace of financial sector employment growth, reflecting resilient labor demand in that subsector. Finance and insurance employment is projected to grow by 0.7 percent in 2026, remaining stronger than the State’s overall job growth rate, supported by sustained demand for financial securities across commercial and institutional sectors.

Weaknesses in other sectors will offset some of these strengths in the State’s labor markets. The information sector employment is projected to decline by 2.1 percent in 2026 following a 3.0 percent decline in 2025, but the aggregate decline masks divergent subsector trends. Legacy media, publishing, telecommunications, and parts of motion picture and sound recording continue to face structural pressures from changing consumer behavior, consolidation, and cost-cutting. This part of the sector’s employment has been on a downward trend since the 2000s. By contrast, computer systems design, software-related activities, and other technology services have expanded. The State continues to benefit from a highly educated workforce, a strong concentration of research institutions, and demand for technology services across a diverse set of industries, including finance, healthcare, and professional services. DOB expects technology employment in the State to continue growing as ongoing investments in software, data analytics, cybersecurity, cloud computing, and AI-related applications are expected to support demand for technology workers.

The State’s leisure and hospitality employment growth lagged the national pace and is expected to stay weaker, partially due to a sharp decline in international visitors. According to a report by the NYS Comptroller, the number of international travelers fell by 3 percent, exceeding the national decline of 2.5 percent. The number of visitors from Canada had a more pronounced slowdown, falling about 21 percent between 2024 and 2025 and continued to decline in the first four months of 2026, though at a slower pace. Combined with elevated food and accommodation prices, the decline in international tourism is expected to keep the State’s leisure and hospitality job growth below the national pace.

Construction is another area where employment is projected to remain weak (-0.8 percent in 2026), especially in the near term. Construction activity remains strong in the Capital Region, Central New York, and parts of Western New York due to major infrastructure and semiconductor related projects as well as utility upgrades. However, higher interest rates, rising material costs, labor shortages, and tariff pressures affecting key inputs such as Canadian lumber continue to weigh on residential and commercial markets, especially in downstate regions.

The State’s employment forecast also reflects the higher oil prices that remain near $100 per barrel. Manufacturing, trade, transportation, and professional services are some of the sectors most vulnerable to prolonged energy-price shocks besides construction and are expected to either lose jobs or have lower employment growth in 2026.

The State’s labor force growth was weaker than the nation’s in 2025, 0.7% vs. 1.6%. The slower growth reflects the State’s limited population growth and aging workforce. With fewer workers entering the labor force, the State requires lower levels of job creation to keep the unemployment rate stable. Consequently, despite slower employment growth, New York’s unemployment rate is projected to increase by only 0.2 percentage points from 2025 to 4.5% in 2026, the same as the U.S. rate. It is projected to be 4.6% in 2027, slightly lower than the national rate of 4.7%.

Wage growth in the State is projected to be 5.1% in Fiscal Year 2026, outpacing the national rate of 4.2%, supported by strong employment conditions in 2025 and solid bonus payments. Although employment growth is expected to converge to 0.1% for both the State and the nation in Fiscal Year 2027, State wage growth is projected to remain higher at 4.1%, compared to 3.8% nationally, reflecting continued, though moderating, support from bonus income. Stronger wage growth in both Fiscal Year 2026 and Fiscal Year 2027 is expected to support personal income gains in the State. Personal income is projected to increase by 4.7% in Fiscal Year 2026, slightly above the national rate of 4.4%. In Fiscal Year 2027, personal income growth is projected at 3.9% in the State, compared to 3.6% nationally.

The State is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a large share of the nation’s financial activities, information, education and health services employment, and a small share of the nation’s farming and mining activity. The State’s location, air transport facilities, and natural harbors have made it an important hub for international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

Manufacturing employment continues to stagnate as a share of total State non-farm employment, as in most other states. As a result, New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts higher concentrations of manufacturers.

The trade, transportation, and utilities supersector accounts for the third largest component of State non-farm employment but only the fifth largest when measured by wage share. This sector accounts for a smaller share of employment and wages for the State than for the nation.

New York City is the nation’s leading center for banking and finance. For this reason, the financial activities sector is far more important for the State than for the nation. Although this sector accounts for less than one-tenth of all non-farm jobs in the State, it accounts for one-fifth of total wages.

The services sector, which includes information, professional and business services, private education and healthcare, leisure and hospitality services, and other services, accounts for over half of all non-farm jobs in the State. Information and education and health services account for a higher proportion of total State employment than for the nation.

Federal, State and local government together comprise the second largest sector in terms of non-farm jobs.

The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

For most of the past 35 years, the State’s rate of economic, employment, and population growth has trailed the nation.

State per capita personal income has historically been significantly higher than the national average. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. In 2025, State per capita personal income was $88,847, compared to $76,393 for the nation as a whole.

New York City

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.

Other Localities

Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. State legislation enacted from 2004 to date includes 33 special acts authorizing bond issuances to finance local government operating deficits.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or federal government may reduce (or in some cases eliminate) funding of some local programs, thus requiring local governments to pay these expenditures from their own resources.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the State Director of the Budget, who is the Chair, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. Upon the request of a “fiscally eligible municipality,” the Restructuring Board is authorized to perform a number of functions, including reviewing the municipality’s operations and finances, and making recommendations on reforming and restructuring the municipality’s operations. The Restructuring Board is also authorized, upon the joint request of a fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

Litigation

The State is a defendant in legal proceedings involving State finances and programs and miscellaneous civil rights, real property, and contract and other tort claims where the monetary claims against the State are deemed to be material, generally in excess of $300 million or involving significant challenges to or impacts on the State’s financial policies or practices. These proceedings could adversely affect the financial condition of the State in Fiscal Year 2027 or thereafter. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced Fiscal Year 2027 Financial Plan. The State believes that the Fiscal Year 2027 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during Fiscal Year 2027. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Financial Plan.

CALIFORNIA PORTFOLIO

The following is based on information obtained from an Official Statement, dated April 11, 2026, relating to State of California $739,520,000 Federally Taxable Various Purpose General Obligation Bonds (the “Official Statement”), as well as data from the U.S. Bureau of Economic Analysis.

Constitutional Limits on Spending and Taxes

Certain State of California (“California” or the “State”) constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State’s municipal securities to pay interest and principal on municipal securities.

Article XIII B. The State is subject to an annual appropriations limit (the “Appropriations Limit”) imposed by Article XIII B to the State Constitution.

Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See “Proposition 98” below.) “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by the entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds that are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds.

Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, certain appropriations made in response to a declared emergency, and appropriations of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

The State’s yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and, when applicable, any transfers of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provision of services from tax proceeds to regulatory licenses, user charges, or user fees.

The Department of Finance projected the Appropriations Limit to be $166.892 billion and $180.590 billion in Fiscal Years 2025-26 and 2026-27, respectively. The proposed Governor’s budget for fiscal year 2026-27 (the “2026-27 Governor’s Budget”) estimates that the State is under the limit in fiscal year 2024-25 by $6.5 billion, which, when combined with the amount under the limit in fiscal year 2023-24 ($14.7 billion), results in the State being below the limit by $21.2 billion for the two-year period. The 2026-27 Governor’s Budget estimates that the State is under the limit in fiscal years 2025-26 and 2026-27 by $21.2 billion and $33.8 billion, respectively.

Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges (“K-14 schools”) a minimum share of General Fund revenues.

Proposition 98, as amended by Proposition 111 in 1990, is mainly comprised of a set of three formulas, or three tests, that guarantee schools and community colleges a minimum level of funding from the state General Fund and local property taxes, commonly referred to as the “minimum guarantee.” Which test applies in a particular year is determined by multiple factors including the level of funding in fiscal year 1986-87, local property tax revenues, changes in school attendance, growth in per capita personal income, and growth in per capita General Fund revenues. The applicable test, as determined by these factors, sets the minimum funding level. Most of the factors are adjusted frequently and some may not be final for several years after the close of the fiscal year. Therefore, additional appropriations—referred to as “settle-up” funds—may be required to fully satisfy the minimum guarantee for prior years. Final settle-up payments are determined as part of the Proposition 98 certification process, which occurs the fiscal year after the close of the related fiscal year; any outstanding settle-up balance owed to schools must be paid or scheduled to be paid as part of the State’s multi-year budgeting process.

Although the Constitution requires a minimum level of funding for education, the State may provide more or less than the minimum guarantee. If the State provides more than is required, the minimum guarantee is increased on an ongoing basis. If the State provides less than required, the minimum guarantee must be suspended in statute with a two-thirds vote of the Legislature. When the minimum guarantee is suspended, the suspended amount is owed to schools in the form of a maintenance factor. A “maintenance factor obligation” is also created in years when the operative minimum guarantee is calculated using a per capita General Fund inflation factor (Test 3) and is lower than the calculation using a per capita personal income inflation factor (Test 2). (In Test 1 years, a fixed percentage of General Fund revenues is used in the calculation.) In Test 3 years, the amount of maintenance factor obligation created is equal to the difference between the funded level and the Test 2 level. Under a suspension, the maintenance factor obligation created is the difference between the funded level and the operative minimum guarantee. The maintenance factor obligation is repaid according to a constitutional formula in years when the growth in per capita General Fund revenues exceeds the growth in per capita personal income.

The Proposition 98 guarantee is funded from the General Fund and other funds, including local property taxes.

Test 1 is operative in fiscal years 2025-26 and 2026-27, requiring approximately 40% of General Fund revenues to be spent on transitional kindergarten through twelfth grade and community college education. The 2026-27 Governor’s Budget reflects a revised minimum guarantee of approximately $121.4 billion, an increase of approximately $6.8 billion compared to the amount assumed for fiscal year 2025-26 in the 2025 Budget Act.

State Indebtedness

The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease revenue obligations and short-term obligations, including revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”), when due.

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide continuing appropriations from the General Fund of amounts for the payment of debt service on the related general obligation bonds, subject under state law only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Appropriations to pay debt service on any general obligation bonds cannot be repealed until the principal of and interest on such bonds have been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund will pay the debt service, pursuant to the continuing appropriation contained in the bond act, if the specified revenue source is not sufficient.

As of January 1, 2026, the State had approximately $80.3 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the State’s General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. As of January 1, 2026, there were approximately $41.3 billion of authorized and unissued long-term voter-approved general obligation bonds which, when issued, will be payable principally from the General Fund and approximately $5.4 billion of authorized and unissued lease-revenue bonds.

The State’s general obligation bond law permits the State to issue as variable-rate indebtedness up to 20% of the aggregate amount of its long-term general obligation bonds outstanding. The State Treasurer has adopted a Debt Management Policy that further reduces this limitation on variable rate indebtedness to 10% of the aggregate amount of long-term general obligation bonds outstanding. The terms of this policy, including this 10% limitation, can be waived or changed in the sole discretion of the State Treasurer. The State had outstanding $1.177 billion of variable-rate general obligation bonds, representing about 1.63% of the State’s total outstanding general obligation bonds as of January 1, 2026.

In addition to general obligation bonds, the State acquires and constructs capital projects through the issuance of lease-revenue obligations (also referred to as lease-purchase obligations). Such borrowing must be authorized by the Legislature in a separate act or appropriation. Under these arrangements, the State Public Works Board, another State or local agency, or a joint powers authority uses proceeds of bonds to finance the acquisition or construction of a wide range of capital projects. These capital projects are leased to various state agencies under a long-term lease which provides the source of revenues which are pledged to the payment of the debt service on the lease revenue bonds. Under applicable court decisions, such lease arrangements do not constitute the creation of ‘indebtedness’ within the meaning of the State constitutional provisions that require voter approval. The State had $9.2 billion General Fund-supported lease-purchase debt outstanding as of January 1, 2026.

As part of its cash management program, prior to fiscal year 2015-16 the State regularly issued short-term obligations to meet cash management needs. The State issued RANs in all but one fiscal year between 1983 and 2014 and they have always been paid at maturity. RANs are issued to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in the succeeding fiscal year. More recently, with the State’s budget and cash position through fiscal year 2024-25, and the growth of internal borrowable resources from special funds including new reserve funds, the State has not had to use external borrowing such as the last RAN issued in fiscal year 2014-15. Based on current cash projections, no RANs are planned through fiscal year 2025-26, the eleventh consecutive year in which external borrowing is not required.

Cash Management in Fiscal Year 2025-26

The State entered fiscal year 2023-24 with a projected General Fund positive cash balance at June 30, 2023, of $14.0 billion. The State’s 2023-24 Governor’s Budget cash flow projections for fiscal year 2023-24 indicated that internal resources were sufficient and available to meet the State’s cash needs, while maintaining a cushion of $2.5 billion at all times. The State did not issue any RANs in fiscal year 2023-24.

The 2024-25 Governor’s Budget cash flow projections for fiscal year 2024-25 assumes an estimated cash cushion of unused internal borrowable resources of at least $2.5 billion at all times. The State did not issue any RANs in fiscal year 2024-25.

The State has maintained significant cash resources over the last several years, and the 2026-27 Governor’s Budget cash flow estimates for fiscal year 2025-26 indicate that this trend will continue. As a result, the State does not currently anticipate utilizing external borrowing in fiscal year 2025-26. Since 2019, the highest amount of borrowable resources the General Fund has borrowed was $21.8 billion and the lowest amount of unused available borrowable resources was $31.0 billion. In fiscal year 2025-26, the lowest projected amount of unused borrowable resources is approximately $85 billion.

State fiscal officers constantly monitor the State’s cash position during each fiscal year. If it appears that cash resources, including cash available through inter-fund borrowing, may become inadequate to meet the State’s General Fund payment obligations as they become due in the fiscal year, such officers consider the use of other cash management techniques as described in the Official Statement, the issuance of RANs and/or seeking additional legislation.

The Budget Process

The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The State’s General Fund Budget operates on a legal basis, generally using a modified accrual basis of accounting for its General Fund, with revenues credited in the period in which they are measurable and available, and expenditures debited in the period in which the corresponding liabilities are incurred.

The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law and the State Constitution, the annual proposed Governor’s Budget cannot provide for projected expenditures in excess of projected resources for the ensuing fiscal year. Following the submission of the proposed Governor’s Budget, which is updated and revised by May 14 each year, the Legislature takes up the proposal. The voter-approved Balanced Budget Amendment (“Proposition 58”) requires the Legislature to pass a balanced budget bill, which means that for the ensuing fiscal year, projected General Fund expenditures must not exceed projected General Fund revenues plus the projected beginning General Fund balance. These projections must be set forth in the budget bill. Proposition 58 also provides for mid-year adjustments in the event the budget falls out of balance and the Governor calls a legislative special session to address the shortfall. The use of general obligation bonds, revenue bonds, and certain other forms of borrowing are prohibited to cover fiscal year end budget deficits. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including RANs or RAWs), or (ii) inter-fund borrowings.

Under the State Constitution, money may be drawn from the State Treasury only though an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. Pursuant to Proposition 25, approved by the voters in November 2010, the Budget Act (and other appropriations bills/“trailer bills” which are related to the budget) must be approved by a majority vote of each House of the Legislature, and legislators must forfeit their pay during any period in which the Legislature fails to pass the budget bill on time. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or by the State Constitution. The Governor may reduce or eliminate specific line items in the Budget Act or other bills that amend the Budget Act without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds vote of each House of the Legislature.

Current State Budget (Fiscal Year 2026-27)

The 2026-27 Governor’s Budget, released on January 10, 2026, supports universal transitional kindergarten, universal school meals, allowing more college students access to financial aid, investments in education and mitigation of the impacts of climate change, addressing housing needs, preventing homelessness, and improvements to public safety. The economy performed better than projected in the 2025 Budget Act, contributing to the projected higher General Fund revenue forecast by approximately $42 billion in the three-year budget window. Additionally, there are increased budgetary reserves projected in fiscal year 2026-27. The 2026-27 Governor’s Budget reflects total reserve balances of approximately $23 billion, including $14.4 billion in the Budget Stabilization Act (“BSA”), $4.5 billion in the Special Fund for Economic Uncertainties (“SFEU”), and $4.1 billion in the Public School System Stabilization Account (“PSSSA”) at the end of fiscal year 2026-27.

The 2026-27 Governor’s Budget includes projections of increasing revenues offset by higher program growth leading to projected operating deficits in future fiscal years. The Legislature must enact a balanced budget annually; operating deficits have occurred (and been addressed) in the past, and if such deficits occur again, they will be addressed as mandated by the balanced budget requirement in the State Constitution and as estimates are refined.

General Fund revenues and transfers for fiscal year 2026-27 are projected at $227.4 billion, a decrease of $7.8 billion, or 3.3%, compared with a revised estimate of

$235.2 billion for fiscal year 2025-26. These estimates include a withdrawal of $7.1 billion from the BSA in fiscal year 2025-26 and a transfer of $3 billion from the BSA in fiscal year 2026-27. Revenues excluding transfers in fiscal year 2026-27 are projected at $231 billion, an increase of $5.3 billion, or 2.4%, compared with a revised estimate of $225.7 billion for fiscal year 2025-26.

The proposed General Fund expenditures for fiscal year 2026-27 are $248.3 billion, an increase of $10.7 billion compared with a revised estimate of $237.7 billion for fiscal year 2025-26.

The 2026-27 Governor’s Budget proposes TK-12 Education funding of $111 billion, Higher Education funding of $32.6 billion, Health and Human Services funding of $143.1 billion, and Corrections and Rehabilitation Agency funding of $18.1 billion.

The 2026-27 Governor’s Budget is based on a variety of estimates and assumptions. If actual results materially differ from those estimates and assumptions, the State’s financial condition may be materially different than anticipated in the 2026-27 Governor’s Budget. The State faces certain risks with potentially significant adverse General Fund impact including, but not limited to, uncertain federal policies relating to tariffs, immigration and other matters, the estimated impact of H.R. 1, federal government shutdowns, inflation, high interest rates, risk of an economic recession, stock market volatility, capital gains volatility, personal income tax and corporation income tax volatility, tax deadline delays, global relations and trade, health care costs, housing constraints, debts and liabilities, climate change, energy risks, cybersecurity risks, and pandemics.

Markets for goods, services, and financial assets are globalized, and economic slowdowns in other countries or regions, geopolitical tensions, and deteriorating international trade relations may hamper the national and state economies. Recent geopolitical conflicts do not appear to have had significant direct impacts on the State’s economy or budget to date. The 2026-27 Governor’s Budget forecast does not project any worsening disruptions throughout the forecast window. The current federal administration’s proposed tariffs, other tariffs, and other potential trade disruptions could create supply chain disruptions, which could potentially reduce wages and employment in the short run and could trigger a change in the business model of companies that until now have based significant investment decisions on the assumption of generally free global trade.

In addition, the State has historically been susceptible to wildfires and hydrologic variability. As greenhouse gas emissions continue to accumulate, climate change will intensify and increase the frequency of extreme weather events, such as coastal storm surges, drought, wildfires, floods, and heat waves, as well as rising sea levels along the coast. Over the past several years, the State has already experienced the impacts of climate change through a multi-year drought, flooding, and unprecedented wildfires, such as the significant Los Angeles wildfire events of January 2025. The specific timing and severity of future fiscal impacts of climate change on the State budget is difficult to predict but could be significant. The State is in the process of implementing various resilience measures to reduce the impacts of climate change, including significant investments in wildfire prevention, water infrastructure projects, and workforce development towards more sustainable industries.

The 2025 Budget Act

The 2025 Budget Act projected an estimated shortfall of $11.8 billion for fiscal year 2025-26, before corrective actions were taken in the 2025-26 Budget. The 2025 Budget Act provided a balanced fiscal plan that reduced state spending while maintaining support for vital initiatives including housing and infrastructure, universal transitional kindergarten, universal school meals, Los Angeles fire recovery and growth in Cal Fire personnel. The economy performed better in fiscal year 2024-25 than projected in the 2024 Budget Act, as reflected in strong stock market performance. Revenues came in higher than projected, however federal policy and shifting tariffs caused a downgrade in the economic and revenue forecasts in the 2025-26 May Revision. A substantial increase in the costs of the Medi-Cal program, along with other program growth, contributed to the then projected shortfall for fiscal year 2025-26. The 2025-26 Budget closed the shortfall with a range of solutions while maintaining long term stability for critical state programs. Changing federal policy continues to cause uncertainty in whether the impact of enacted solutions will meet the projections and estimates in the 2025-26 Budget.

The 2025 Budget Act projected a General Fund shortfall for fiscal year 2025-26, which was addressed in the 2025-26 Budget by reducing expenditures ($2.8 billion), increasing revenue and borrowing ($7.8 billion), and shifting expenditures from the General Fund to special funds ($1.2 billion). The $7.8 billion of increased revenue and borrowing included $1.3 billion for Proposition 35 support for Medi-Cal rate increases, $4.4 billion for medical providers interim payment fund loans and $2.1 billion in internal borrowing.

The 2024 Budget Act

The 2024 Budget Act projected an estimated General Fund shortfall of $46.8 billion for fiscal year 2024-25, before corrective actions were taken in the 2024-25 Budget. This shortfall was largely driven by the substantial decline in the stock market in 2022 that negatively impacted revenues in the fiscal year 2022-23, as well as the unprecedented delay in critical income tax collections for tax year 2022. To address the projected General Fund shortfall for fiscal year 2024-25, the State withdrew from the State’s BSA ($4.9 billion), suspended a transfer to the BSA ($1.5 billion), withdrew from the Safety Net Reserve Fund ($900 million), reduced expenditures ($16 billion), increased revenue ($11.8 billion), accessed internal borrowing ($1.8 billion), delayed spending to future fiscal years ($3.1 billion), shifted expenditures from the General Fund to special funds ($6 billion), and deferred expenditures to fiscal year 2025-26 or later fiscal years ($2.1 billion, of which $1.6 billion consisted of deferring employee payroll costs from June to July). The 2024 Budget Act included TK-12 Education funding of $101 billion, Higher Education funding of $29.4 billion, Health and Human Services funding of $114.4 billion, and Corrections and Rehabilitation Agency funding of $18.2 billion.

Economic Overview

The State of California is by far the most populous state in the nation, with an estimated 39.5 million residents as of July 2025. Its population is approximately 20% larger than that of the second-most populous state, and the State contains approximately 11.5% of the total U.S. population. The State’s population increased slightly in fiscal year 2024-25 (from 39.51 million to 39.53 million), the State’s population is projected to grow slightly over the long term to reach a peak of 40.8 million residents by 2050, after which it is projected to decline slowly to 39.54 million by 2070.

California’s economy, the largest among the 50 states and the fourth largest in the world by GDP, has major components in technology, trade, entertainment, manufacturing, agriculture, government, tourism, construction, and services. The makeup of the State economy generally mirrors that of the national economy.

In 2025, California’s real GDP grew 2.5%; whereas the 2024-2025 national change was 2.1%. California’s preliminary unemployment rate in 2025 was 5.4%, compared to 4.2% for the United States. In 2025, per capita personal income in California averaged $91,116 compared to $76,393 for the nation. In 2025, the largest industry in California was finance, insurance, real estate, rental, and leasing (18.5%), followed by professional and business services (14.8%), information (11.3%), government and government enterprises (10.8%), and educational services, health care, and social assistance (8.3%).

Litigation

The State is a party to numerous litigation matters. Certain of these proceedings have been identified by the State as having a potentially significant fiscal impact upon revenues or expenditures of the State’s General Fund or the amount of State funds available to be borrowed by the General Fund.

MASSACHUSETTS PORTFOLIO

The following was obtained from an Official Statement, dated June 10, 2026 relating to the Commonwealth of Massachusetts $750,000,000 General Obligation Bonds, Consolidated Loan of 2026, Series D and $134,855,000 General Obligation Refunding Bonds, 2026 Series B, as well as data from the U.S. Bureau of Economic Analysis.

Economic Climate

Over the past decade, Massachusetts (“Massachusetts” or the “Commonwealth”) has been a leader in job growth in the Northeast, driven largely by the state’s highly-educated workforce, the overall diversity of industries, and strengths in knowledge-based industries, such as health care, education, and professional services. Professional, scientific, and technical services have been increasingly important in the state, both as a share of employment and in terms of its contribution to state gross domestic product (GDP). During the pandemic, professional, scientific, and technical services moved from being the fourth to the second highest concentration of jobs by industry, essentially tied with educational services at 10 percent of all jobs in 2024. The industry accounted for 14.4 percent of the state GDP in 2025 as well. While the industry includes everything from legal services to veterinary services, in Massachusetts the two leading subsectors in terms of employees are computer systems design and related services, and scientific research and development services. These subsectors benefit from the Commonwealth’s well-established higher education and health care sectors.

The clusters of colleges, universities, and teaching hospitals contribute to Massachusetts being a hub for technology and research. Educational services and health care and social assistance have consistently been among the top industries in the state. Finance and insurance have played an important role in the Massachusetts economy, making up roughly 5 percent of jobs but contributing 8.7 percent to the state GDP. At sixth in terms of employment in 2024, the Commonwealth’s share of manufacturing employment remained lower than the share of employment in the United States as a whole, but at higher average pay. Computer and electronic products is the largest subsector of manufacturing in Massachusetts, underscoring the relative importance of advanced manufacturing to the Commonwealth’s economy. In comparison, manufacturing in the United States is primarily concentrated in automobiles and food manufacturing.

Massachusetts’ residents earn some of the highest incomes in the nation. Real per capita income has consistently exceeded incomes in New England and the U.S. and in 2024, Massachusetts had the highest real per capita personal income in the nation, excluding the District of Columbia. The relatively high-income levels reflect the high level of education and the concentration of high-wage industries such as health care, professional services, and finance and insurance. The poverty rate is lower in Massachusetts than in the nation at 9.7% compared to 12.2%. The unemployment rate in Massachusetts continues to be more elevated than that of the U.S., at 4.7% in March 2026 for Massachusetts versus 4.3% for the U.S.

Average per capita personal income for Massachusetts residents was $97,456 in 2025, which is 127.6% of the national average of $76,393. In 2025, Massachusetts had the second-highest per capita personal income in the United States. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.

Outmigration from Massachusetts has been a focus of policy makers in recent years as 2022 showed a dramatic increase in Massachusetts’s domestic outmigration rate, essentially doubling from the typical outmigration rate seen in Massachusetts over the last several years. Though domestic migration has rebounded since, suggesting that the 2022 period may have been related to a short-term shock effect potentially influenced by work-from-home trends or urban-to-rural movement following the COVID-19 pandemic, the general trend over the past 15 years has been increased outmigration. By 2024, net domestic outmigration decreased to 19,195 and it is estimated to be 33,340 for 2025.

Financial Condition

Under its Constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. Legislation enacted in December 1989 imposes a limit on the amount of outstanding “direct” bonds of the Commonwealth. The limit was set at $18.944 billion in fiscal 2012. Amendments provided that the debt limit be calculated for fiscal years starting in fiscal 2013 using a fiscal 2012 base value of $17.070 billion and increasing the limit for each subsequent fiscal year to 105% of the previous fiscal year’s limit. The statutory limit on direct bonds during fiscal 2026 is approximately $33.797 billion.

The Commonwealth is authorized to issue three types of direct debt—general obligation debt, special obligation debt and federal grant anticipation notes.

Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth’s liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or (c) indirect obligations.

Fiscal 2025

On January 8, 2024, a fiscal 2025 consensus tax revenue estimate of $40.202 billion, as well as a $1.3 billion estimate of revenue from the 4% surtax on personal income above the surtax threshold of $1 million (adjusted for inflation annually in each tax year after 2023), were agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2025 consensus tax revenue estimate of $40.202 billion (excluding estimated income surtax revenues) represents revenue growth of 2% above the revised fiscal 2024 estimate of $39.410 billion. The estimated $1.3 billion of additional income surtax revenue will be available in fiscal 2025 to support additional spending on education and transportation initiatives.

After accounting for statutorily required transfers for pensions, and to the Massachusetts Bay Transportation Authority (“MBTA”), the Massachusetts School Building Authority (“MSBA”) and the Workforce Training Fund, the Secretary and Committee chairs agreed that $32.904 billion (exclusive of the expected additional income surtax revenue) would be the maximum amount of tax revenue available for the fiscal 2025 budget.

On January 24, 2024, the Governor filed her fiscal 2025 budget recommendation, providing for a total of $56.1 billion in authorized spending, excluding projected transfers to the Medical Assistance Trust Fund. This represents an increase of 2.9% above the fiscal 2024 budget, excluding new investments supported by income surtax revenue.

The fiscal 2025 budget was approved by the Governor on July 29, 2024, providing for approximately $57.78 billion in authorized spending. In signing the budget, the Governor vetoed $248 million in net spending or $317 million in gross spending approved by the Legislature, contributing to a budget which is $353 million or 0.6% less than the Governor’s initial filed budget proposal. The fiscal 2025 budget is approximately 3.1% greater than the fiscal 2024 enacted budget at the time of the Governor’s approval. The fiscal 2025 budget as approved by the Governor incorporates a $41.662 billion tax revenue forecast, which reflects the consensus tax revenue estimate of $40.202 billion, the $1.3 billion estimate of revenue from the 4% surtax on personal income above $1 million (adjusted annually for inflation), and $160 million incremental impact from the implementation of a two month tax amnesty program together with tax enforcement initiatives and the elimination of tax loopholes enacted as a part of the budget. The final budgeted tax revenue estimate is set at $41.607 billion after adjusting for the impact of the Affordable Homes Act signed by the Governor on August 6, 2024. The enacted budget additionally allows $375 million in capital gains tax revenue above the threshold to be diverted from the Stabilization Fund to be used for expenditures, if necessary, and contains provisions authorizing online Lottery sales for individuals 21 years and older, free community college for certain Massachusetts residents, free regional transportation and continuation of certain COVID-era childcare subsidies.

On February 28, 2025, the Governor approved a supplemental budget for fiscal 2025 allocating an additional $425 million from the Transitional Escrow Fund to support emergency shelter assistance spending, including additional aid to school districts impacted by increased student enrollment and communities hosting unhoused families and family shelter sites. The enacted legislation also includes changes to the Commonwealth’s right to shelter law, including requiring pre-placement verification of eligibility for most families, restoring a statutory residency requirement for families, and strengthening criminal background checks, in order to address the needs of unhoused families while ensuring the long-term sustainability of the state shelter system.

On April 2, 2025, the Governor filed an additional supplemental budget for fiscal 2025 to support mid-year budgetary needs for state services such as food access, public safety, early education and childcare, and state employee health insurance costs, allocating $756.4 million in gross spending, at a net cost of $544.7 million after offsets. The proposed legislation also provides supplemental payments, at no net cost to the state, to hospitals through the Medical Assistance Trust Fund. On May 15, 2025, the Governor approved legislation appropriating $240 million for state employee health insurance. On May 29, 2025, the Governor approved legislation appropriating $190 million from the Education and Transportation Fund to support childcare financial assistance in fiscal year 2025, including $96 million for the Department of Children and Families and Department of Transitional Assistance (“DTA”) related to childcare and $94 million for the Income Eligible Child Care Program. The other proposals in the Governor’s supplemental budget remain pending before the legislature.

In May 2025 the Governor announced a hiring freeze across the Executive Branch, effective as of May 27, 2025, as a proactive step to manage spending and preserve flexibility. The Commonwealth expects to reevaluate the need for ongoing hiring controls following the adoption and implementation of the fiscal 2026 budget.

Fiscal 2026

On January 9, 2025, a fiscal 2026 consensus tax revenue estimate of $43.614 billion, comprised of a baseline consensus revenue estimate of $41.214 billion and a

$2.4 billion estimate of revenue from the 4% surtax on income above the surtax threshold of $1 million (adjusted for inflation annually in each tax year after 2023), were agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2026 baseline consensus tax revenue estimate of $41.214 billion (excluding estimated income surtax revenues) represents revenue growth of 2.25% above the fiscal 2025 estimate of $40.307 billion, excluding the budgeted fiscal 2025 surtax estimate of $1.3 billion. The parties also agreed to a spending threshold of $1.95 billion from income surtax revenue in fiscal 2026 to support additional spending on education and transportation initiatives.

After accounting for statutorily required transfers for pensions, and to the MBTA, the MSBA and the Workforce Training Fund, the Secretary and Committee chairs agreed that $32.9 billion (exclusive of the expected additional income surtax revenue) would be the maximum amount of tax revenue available for the fiscal 2026 budget.

On January 22, 2025, the Governor filed her fiscal 2026 budget recommendation, providing for a total of $59.6 billion in authorized spending, a 2.6% increase over the revised fiscal 2025 estimate, excluding spending of income surtax revenue and projected transfers to the Medical Assistance Trust Fund.

The fiscal 2026 budget was approved by the Governor on July 4, 2025, providing for approximately $58.0 billion in authorized spending, a 0.4% decrease below revised estimated spending for fiscal 2025, excluding spending of income surtax revenue and projected transfers to the Medical Assistance Trust Fund. The fiscal 2026 budget provides for $2.3 billion in spending from income surtax revenue, supporting $711.9 million in transportation investments, including $500 million to stabilize MBTA operations, and $1.688 billion in education investments, including early education, universal school meals, K-12 programs and higher education capital improvements. In signing the budget, the Governor vetoed $130 million in gross spending approved by the Legislature, contributing to a budget which is $1.521 billion or 2.6% less than the Governor’s initial filed budget proposal. The fiscal 2026 budget is approximately 4.1% greater than the fiscal 2025 enacted budget at the time of the Governor’s approval. The fiscal 2026 budget as approved by the Governor incorporates a $43.664 billion tax revenue forecast, which reflects the consensus tax revenue estimate of $43.164 billion, including the $2.4 billion estimate of income surtax revenue and $50 million for tax related settlements and judgements.

When signing the fiscal 2026 budget, the Governor announced the continuation of a hiring freeze for fiscal 2026 that had commenced in May 2025. Hiring control measures are actively under review.

On June 24, 2025 the Governor also approved a supplemental budget allocating $1.32 billion in fiscal years 2023 and 2024 surplus income surtax revenue to support an additional $758.8 million in transportation investments and $561.4 million in support of education programs, available for expenditure through fiscal 2028. The enacted legislation also appropriates $58 million from the Student Opportunity Act Investment Fund for the Special Education Circuit Breaker and a $300 million deposit to the MBTA’s operating reserve.

On January 29, 2026, the Governor filed a supplemental budget for fiscal 2026 allocating $411 million, including $300 million for state employee health insurance costs, $41 million for caseworkers at the Department of Transitional Assistance, and $31 million for the Department of Correction to support medical costs.

On April 14, 2026, the Governor filed a supplemental appropriation bill for fiscal 2026 to fund $227.3 million in deficiencies, including approximately $160 million to the Massachusetts Department of Transportation and the Department of Conservation and Recreation for snow and ice removal costs.

Fiscal 2027

On January 14, 2026, a fiscal 2027 consensus tax revenue estimate of $44.9 billion, comprised of a baseline consensus revenue estimate of $42.2 billion and a $2.7 billion estimate of income surtax revenue, were agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2027 baseline consensus tax revenue estimate of $42.2 billion (excluding estimated income surtax revenues) represents revenue growth of 2.4% above the fiscal 2026 estimate of $41.214 billion, excluding the budgeted fiscal 2026 income surtax estimate of $2.4 billion.

After accounting for statutorily required transfers for pensions, and to the MBTA, the MSBA and the Workforce Training Fund, the Secretary and Committee chairs agreed that $33.6 billion (exclusive of the expected additional income surtax revenue) would be the maximum amount of tax revenue available for the fiscal 2027 budget.

On January 28, 2026, the Governor filed her fiscal 2027 budget recommendation, providing for a total of $60.1 billion in authorized spending, a 1.1% increase over the fiscal 2026 estimate, excluding spending of income surtax revenue and projected transfers to the Medical Assistance Trust Fund. The proposed fiscal 2027 budget also provides for $2.7 billion in spending from income surtax revenue, of which $1 billion is allocated to investments in transportation and $1.7 billion is allocated to investments in education. Alongside the fiscal 2027 general appropriation budget, the Governor filed a supplemental budget proposal allocating $1.153 billion from fiscal year 2026 income surtax revenue to support an additional $789.7 million in transportation investments and $363.3 million in support of education programs, available for expenditure through fiscal 2029. The fiscal 2027 budget was signed into law on July 9, 2026 with a total of $63.42 billion in authorized spending. The Governor’s supplemental budget proposal is still pending in the legislature.

Litigation

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

VIRGINIA PORTFOLIO

The following is based on information obtained from an Official Statement, dated June 5, 2025, relating to $75,150,000 General Obligation Bonds and $95,995,000 General Obligation Refunding Bonds, as well as Appendices B and C to the Official Statement, dated January 25, 2026, and data obtained from the U.S. Bureau of Economic Analysis.

Economic Climate

The 2025 estimated population of the Commonwealth of Virginia (“Virginia” or the “Commonwealth”) was 8,840,000. Among the 50 states, it ranked twelfth in population and has 39,490 square miles of land area.

The Commonwealth is divided into five distinct geographic regions. The Tidewater region is a coastal plain cut into peninsulas by four large tidal rivers. It includes the Eastern Shore and estuaries of the Chesapeake Bay. The Piedmont Plateau region is the largest geographical land of the state, and is characterized by low, rolling hills. The Blue Ridge Mountain region, which lies to the west of the Piedmont Plateau region, is the main eastern mountain range of the Appalachian Mountains. The Appalachian Ridge and Valley region stretches from southwest to northeast along Virginia’s western border and includes the Shenandoah Valley. The Appalachian Plateau region lies in the far southwestern portion of Virginia. The topography of this region is characterized by rivers, streams, and forests. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation’s capital all have had a significant influence on the development of the present economic structure of the Commonwealth.

The largest metropolitan area is the Northern Virginia portion of the Washington-Arlington-Alexandria metropolitan area. In 2024, the entire metropolitan area had an estimated population of 6.4 million, of which approximately 40% lived in the Northern Virginia portion. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. It is also one of the nation’s leading high-technology centers for computer software and telecommunications.

Spanning Hampton Roads is the Virginia Beach-Norfolk-Newport News metropolitan area, which has large military instillations and major port facilities. The Richmond metropolitan area is the third largest metropolitan area and is a leading center of diversified manufacturing activity including chemicals, tobacco, printing, paper, metals and machinery. Richmond is also the capital of the Commonwealth and its financial center. The Roanoke metropolitan area is the manufacturing, trade and transportation center for the western part of the Commonwealth.

In 2025, Virginia had per capita personal income of $80,291, ranking eleventh among the states and greater than the national average of $76,393. From 2015 to 2025,

Virginia’s compound annual growth rate of per capital personal income was 4.5%, which was less than the national compound annual growth rate of 4.7%.

As of December 2025, up to 4.5 million residents of the Commonwealth were estimated to be in the civilian labor force, which includes agricultural and non-agricultural employment, the temporarily unemployed, the self-employed and residents who commute to jobs in other states. More than 10% of Virginia’s workers are federal employees or active military. From 2021 to 2025, the most significant employment growth has occurred in the Leisure & Hospitality (29.7%), Education & Health (16.0%), Construction (14.7%) and Other Services (12.9%) sectors, while the largest decline was in the Natural Resource & Mining (-11.4%) sector.

The Commonwealth is one of 26 states with a “Right-to-Work Law” and has a record of good labor-management relations. From December 2023 to December 2024, Virginia experienced job growth in ten of the ten metropolitan areas. The largest increase of the ten metropolitan areas occurred in Charlottesville (up 3.5%), followed by Richmond (up 2.2%). As of November 2025, an average of 3.5% of the Commonwealth’s population was unemployed, compared to 4.4% for the nation.

Budgetary Process

Virginia has a biennial budget system. The biennial budget is enacted into law in even-numbered years, and amendments to it are enacted in odd-numbered years. For example, the budget for the 2024-2026 biennium was adopted by the 2024 General Assembly and amendments to the 2024-2026 biennium budget were adopted by the General Assembly during its 2025 session. The Governor is required by statute to present a bill detailing his proposed budget for the next biennium (the “Budget Bill”) and a narrative summary of the Budget Bill to the General Assembly by December 20th in the year immediately prior to each even-year session. Under constitutional provisions, the Governor retains the right, in his review of legislative action on the Budget Bill, to suggest alterations to or to veto appropriations made by the General Assembly. After enactment, the Budget Bill becomes law (the “Appropriation Act”).

In the odd-year sessions of the General Assembly, amendments are considered to the Appropriation Act enacted in the previous year. The Governor submits a Budget Bill by December 20th that includes his proposed amendments. The Appropriation Act enacted in the odd-year session is effective upon passage by the General Assembly, whereas the regular biennial Appropriation Act is effective July 1, the beginning of the biennium.

2026 Amendments to the 2025 Session Appropriation Act

On December 17, 2025, Governor Youngkin presented amendments to Chapter 725, 2025 Session, affecting appropriations for the remainder of the 2024-2026 biennium (House Bill 29 / Senate Bill 29). Fifteen (15) individual operating amendments increase General Fund spending by $1.1 billion and fifteen (15) individual operating amendments decrease spending by $247.8 million for a net operating spending increase of $857.9 million for the remainder of fiscal year 2026. The operating amendments that result in General Fund appropriation reductions are technical in nature. The largest of these decreases include the following; $110.6 million update average daily membership projections; $48.3 million update lottery proceeds for public education; and $30.2 million update English language learner data. General Fund appropriation increases in the introduced “Caboose bill” include Medicaid and Children’s Services Act forecast items ($410.3 million), a deposit to the Revenue Reserve Fund ($312.3 million), the provision of a 2% bonus for state employees ($124.7 million), state supported public school instructional and support positions ($106.5 million), and other state supported local employees ($50.3 million), support for inmate medical costs and State Police operations, and higher education funding for VMSDEP waivers and interest earnings.

2025 Appropriation Act

On December 18, 2024, Governor Youngkin announced his amendments to the 2024-2026 biennium budget. The Governor’s introduced 2025 amended budget bill was considered by the 2025 Session of the General Assembly which convened on January 8, 2025. The General Assembly adjourned on February 22, 2025 after adopting recommendations for additional amendments to the bill. At the April 2, 2025 reconvened session, the Governor offered 205 executive amendments and 8 vetoes that were considered and, where they agreed, folded into the amended budget bill for the 2024-2026 biennium. On May 2, 2025, the Governor signed the 2025 Appropriation Act with an additional 37 item vetoes, which became effective upon the Governor’s signature on May 2, 2025. Major features of the amended 2024-2026 biennium budget include: the return of nearly $1 billion in tax relief to Virginia taxpayers, along with an extension and increase in the standard deduction; full funding of Medicaid and the Office of Children’s Services forecasted expenditures – an additional $687.1 million over the biennium; making a $784.7 million incremental investment under direct aid to public education for a total of $22.4 billion; retaining $900 million of projected revenues to create a cushion to meet the financial forecast; and minimizing new capital spending given the potential stress on state revenues from potential budgetary actions at the federal level.

2026 Introduced Budget

On December 17, 2025, Governor Youngkin presented the introduced Budget Bill for the 2026-2028 biennium that begins July 1, 2026 (House Bill/Senate Bill 30) (the “2026 Budget Bill”). 173 individual operating amendments increase General Fund spending by $6.8 billion over the biennium and 67 individual operating amendments decrease spending by $2.1 billion over the biennium, for a net operating spending increase of $4.7 billion for the 2026-2028 biennium. In addition, capital outlay amendments increase General Fund spending by $890.0 million. The 2026 Budget Bill assumes a General Fund balance at the end of the 2026-2028 biennium of $305.3 million. Operating General Fund spending increases in the introduced 2026 budget bill include, among others, the following: $2.8 billion to fund Medicaid utilization and inflation; $1.1 billion to rebenchmark the cost of Direct Aid to Public Education; and $402.9 million to provide salary increases for state and state-supported local employees. Many of the reduction amounts included in the introduced budget are technical in nature and are the result of forecasts in programs that are formulaic in nature and others are policy proposals designed to control cost growth. Operating General Fund spending reductions in the introduced 2026 budget bill include, among others, the following: $365.5 million to update average daily membership projections; $285.0 million to increase Literary Fund support for school employee retirement contributions; and $238.2 million to eliminate biennial inflation for medical assistance providers. The 2026 introduced budget assumes a general fund balance at the end of the 2026-2028 biennium of $305.3 million. The General Assembly convened in regular session on January 14, 2026, to consider, among other things, the 2026 Amendments to the 2025 Session Appropriation Act (HB/SB 29 Introduced) and the 2026 Budget Bill. The General Assembly convened for a special session on June 29, 2026, and approved the Budget Bill for the 2026-2028 biennium.

Litigation

The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some of which involve claims for substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material adverse effect on the financial condition of the Commonwealth.

Additional Investment Policies and Practices

The following information about the Portfolios’ investment policies and practices supplements the information set forth in the Prospectus.

General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term “issuer” means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from U.S. federal income tax.

Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or “cap.” Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

The Portfolios may invest in zero-coupon municipal securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero-coupon municipal securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed-rate municipal security having similar credit quality, redemption provisions and maturity.

Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days’ notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank’s prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper.

Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Each Fund Portfolio and Fund II Portfolio (other than the High Income Portfolio) will invest at least 75% of its total assets in municipal securities rated at the time of purchase Baa or higher (including Baa1, Baa2 and Baa3) by Moody’s Ratings (“Moody’s”) or BBB or higher (including BBB+ and BBB-) by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”) or the equivalent by any other NRSRO or, if unrated, determined by the Adviser to be of comparable quality. For additional information on securities ratings, please see Appendix A.

There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of NRSROs represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Portfolios’ portfolios.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 30 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios’ objective is to provide high current income, they will emphasize income rather than stability of net asset values (“NAVs”), and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions. The achievement of the Portfolios’ respective investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

After purchase by a Portfolio, a municipal security may cease to be rated, its rating may be reduced below the minimum required for purchase by such Portfolio or it may default. These events do not require sales of such securities by the Portfolio, but the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by NRSROs may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with a Portfolio’s quality criteria as described in the Prospectus.

A Portfolio’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. Inventories of municipal securities held by brokers and dealers have decreased in recent years, reducing their ability to make a market in these securities. This reduction in market making capacity has the potential to diminish a Portfolio’s ability to buy or sell municipal securities, and increase price volatility and trading costs, particularly during periods of economic or market stress. Consequently, a Portfolio may have to accept a lower price to sell a municipal security, to sell other securities to raise cash, or to forfeit an investment opportunity, any of which could have an adverse effect on the Portfolio’s performance.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

Proposals have been considered by Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of municipal securities for investment by a Portfolio and the NAV and yield of the Portfolio would be affected. In addition, the Adviser would likely need to reevaluate the Portfolios’ investment objectives and policies.

The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further. In addition, a Portfolio’s investment in Guam municipal bonds may be impacted by political, economic, or regulatory developments that affect issuers in Guam and their ability to pay principal and interest on their obligation.

Asset-Backed Securities, Mortgage-Related Securities and Structured Securities

Each Portfolio may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of a Portfolio’s investment, a pool of municipal securities, or (ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security’s interest rate is tied. Other features may include the right of the Portfolio to tender the security prior to its stated maturity.

The Portfolios may invest in mortgage-related securities, which are typically securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks, and which are assembled for sale to investors (such as the Portfolio) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resale as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities (“SMRSs”), commercial mortgage-backed securities, “to be announced” (“TBA”) mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the Government National Mortgage Association (“GNMA”), are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (“FHA”)-insured or U.S. Department of Veterans Affairs (“VA”)-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA and FHLMC are each a government-sponsored corporation or corporate instrumentality of the U.S. Government, respectively (government-sponsored entities or “GSEs”), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government in an effort to provide stability in the financial markets and put the GSEs in a sound and solvent condition. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but the GSEs have paid dividends to the U.S. Treasury in a cumulative amount that exceeds the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress has considered proposals to wind down or restructure the operations of the GSEs. It is uncertain what legislation, if any, may be proposed in the future in Congress or which proposals, if any, might be enacted. The passage of any such proposal has the potential to impact the value of securities issued by a GSE, which could adversely affect the liquidity and value of a Fund’s portfolio.

FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC’s national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal.

Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

A Portfolio may invest in other forms of mortgage-related securities including CMOs, which are debt obligations of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of a “pay-through” mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a “tranche”, is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

ARMS, another type of mortgage-related security, bear interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

A Portfolio may invest in SMRS, which are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (“IOs”) receiving all of the interest payments from the underlying assets and one class of principal-only securities (“POs”) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

With respect to residential SMRS, a Portfolio will only invest in such SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States or by other U.S. Government-sponsored entities. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lead to illiquid markets in the sector.

A Portfolio may also invest in commercial mortgage-backed securities, which are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. Commercial mortgage-backed securities are subject to heightened risks due to the significant economic impacts of COVID-19 on commercial real estate. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. Global climate change may also have an adverse effect on property and security values.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates. To the extent a Portfolio invests in mortgage-related securities whose underlying mortgages include subprime or non-performing loans, the risk of default is generally greater.

Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable and there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Portfolio’s ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Portfolio’s portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the NRSROs may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

GSE Risk-Sharing Bonds. Another type of mortgage-related security, known as GSE Risk-Sharing Bonds or Credit Risk Transfer securities (“CRTs”), transfers a portion of the risk of borrower defaults from the issuing GSE to investors through the issuance of a bond whose return of principal is linked to the performance of a selected pool of mortgages. CRTs are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. Typically, CRTs are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE.

The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor. As a result, in the event that a GSE fails to pay principal or interest on a CRT or goes through bankruptcy, insolvency or similar proceeding, holders of such CRT have no direct recourse to the underlying mortgage loans.

A Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. A Portfolio may invest in other types of asset-backed securities that have been offered to investors.

The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.

A Portfolio may also invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. A Portfolio’s investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Basket securities in which a Portfolio may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt securities market.

Contingent Value Rights

The Portfolios may hold contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount, which may be a fixed amount or a variable amount determined by a formula, in the event that a specified corporate action or other business event or trigger occurs (or does not occur) during the term of the CVR. CVRs are often subject to an expiration date. CVRs may be issued to investors in the context of a corporate acquisition or major restructuring, such as a reorganization pursuant to Chapter 11 of the U.S. Bankruptcy Code or other bankruptcy reorganization. For example, investors in an acquired or reorganized company may receive CVRs that enable the investor to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date, or to receive cash payments and/or securities in the event of a future sale or liquidation event involving the company by a specified date. CVRs generally do not entitle a holder to dividends or voting rights with respect to the underlying company and do not represent any rights in the assets of the issuing company.

Risks associated with investing in CVRs are generally similar to risks associated with the use of purchased options, such as the risk that the required trigger does not occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present liquidity risk, as they typically are not registered under the federal securities laws and are generally non-transferable or difficult to transfer, as well as involving counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires subjective modeling and judgment, which may be hampered by incomplete or unavailable relevant information, increasing the risk of mispricing or improper valuation.

Derivatives

A Portfolio may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives – options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the ways they may be used by a Portfolio, are described below. Derivatives include listed and cleared transactions where the Portfolio’s derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” (“OTC”) transactions that are privately negotiated and where the Portfolio’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or to adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, currency, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or is rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method by which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset, but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call”) or sell (a “put”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices, rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps), or indices for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Pursuant to Commodity Futures Trading Commission (“CFTC”) regulations, certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The SEC has adopted similar execution and clearing requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility.

Municipal Market Data Rate Locks. The Portfolios may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock permits a Portfolio to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. A Portfolio may use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between a Portfolio and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Portfolio buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Portfolio equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Portfolio will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by a Portfolio.

Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

•	Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio’s interest.

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Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

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Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the performance of the exchange or clearinghouse, which is the issuer or counterparty to each derivative, is supported by all of the members of such exchange or clearinghouse. The performance of an exchange or clearinghouse is further supported by a daily payment system (i.e., margin requirements) operated by the exchange or clearinghouse in order to reduce overall credit risk. There is no similar intermediary support for uncleared OTC derivatives. Therefore, the Portfolio will effect transactions in uncleared OTC derivatives only with investment dealers and other financial institutions (such as commercial banks) deemed creditworthy by the Adviser and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

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Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Portfolio’s counterparty to perform its obligations under the transaction. If the counterparty defaults, a Portfolio will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Portfolio could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Portfolio. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Portfolio to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

Recent regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Portfolio is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. A Portfolio may also face the indirect risk of the failure of another clearing member customer to meet its obligations to the clearing member, causing a default by the clearing member on its obligations to the clearinghouse.

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Illiquid Investments Risk. Illiquid investments risk exists when a particular instrument is difficult to purchase, sell or otherwise liquidate. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

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Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Regulatory Risk. Various U.S. Government entities, including the CFTC and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets permitted by, among other things, the Dodd-Frank Act, including clearing as discussed above, margin, reporting and registration requirements. In addition, the SEC has adopted Rule 18f-4 under the 1940 Act, which governs the use of derivatives and certain other forms of leverage by registered investment companies. Rule 18f-4 requires certain funds, among other things, to adopt a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a limit on fund leverage risk based on value-at-risk, or “VaR.” Funds that use derivatives in a limited amount are not subject to the full requirements of Rule 18f-4. In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of futures, options and swaps markets in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits, and increased margin requirements for various types of futures. These regulations and actions may adversely affect a Portfolio’s ability to execute its investment strategy.

The CFTC has also issued rules requiring certain OTC derivatives transactions that fall within its jurisdiction to be executed through a regulated securities, futures or swap exchange or execution facility. Such requirements may make it more difficult or costly for a Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio may otherwise engage impossible or so costly that they will not be economical to implement. If a Portfolio decides to become a direct member of one or more swap exchange or execution facilities, it will be subject to all of the rules of the exchange or execution facility.

European regulation of the derivatives market is also relevant to the extent a Portfolio engages in derivatives transactions with a counterparty that is subject to the European Market Infrastructure Regulation (“EMIR”). EMIR introduced uniform requirements in respect of OTC derivative contracts by requiring certain “eligible” OTC derivatives contracts to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of OTC derivatives contracts to trade repositories. In addition, EMIR imposes risk mitigation requirements, including requiring appropriate procedures and arrangements to measure, monitor and mitigate operational and counterparty credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These risk mitigation requirements include the exchange, and potentially the segregation, of collateral by the parties, including by a Portfolio. While many of the obligations under EMIR have come into force, a number of other requirements have not yet come into force or are subject to phase-in periods, and certain key issues have not been resolved. It is therefore not fully clear how the OTC derivatives market will ultimately adapt to the evolving European regulatory regime for OTC derivatives.

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Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio’s investment objective.

Other. A Portfolio may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”) and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator (“CPO”). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Adviser, with respect to the Portfolios, has claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA based on the extent of the Portfolios’ derivatives use and such Portfolios are not currently subject to these recordkeeping, reporting and disclosure requirements under the CEA.

Use of Options, Futures Contracts, Forwards and Swaps by the Portfolios

— Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

— Options on Securities. In an effort, among other things, to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered put and call options and purchase put and call options on securities, including municipal securities and U.S. Government securities. The Portfolios may also enter into options on the yield “spread” or yield differential between two securities. In addition, the Portfolios may write covered straddles. There are no specific limitations on the writing and purchasing of options by the Portfolios.

A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A Portfolio may write covered options or uncovered options. A call option written by a Portfolio is “covered” if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written. A put option written by a Portfolio is “covered” if the Portfolio holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. Uncovered options or “naked options” are riskier than covered options. For example, if a Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of a security.

In contrast to other types of options, options on the yield “spread” or yield differential between two securities are based on the difference between the yields of designated securities. A Portfolio may also, as an example, write combinations of put and call options on the same security, known as “straddles,” with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

The Portfolios may write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the

Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may purchase or write options on securities of the types in which they are permitted to invest in privately-negotiated (i.e., OTC) transactions. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

— Options on Securities Indices and Municipal and U.S. Government Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio’s investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio’s loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio’s security holdings.

A Portfolio may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the value of the securities index is significantly below or above the exercise price of the written option, the Portfolio could experience a substantial loss.

The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

— Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates or financial indices, including any index of U.S. Government securities. A Portfolio may, for example, purchase or sell futures contracts and options thereon, among other things, to permit the Portfolio to increase (or decrease) its effective maturity and duration, for yield curve positioning, to gain exposure to rates in various countries, and to hedge against changes in interest rates, the price of securities (through index futures or options) or the value of currencies. The Portfolio may also take positions in futures contracts seeking to enhance income.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the futures market is generally more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.

Purchases or sales of stock or bond index futures contracts are used for hedging or risk management purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts may be closed out.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and, with respect to the Fund Portfolios and Fund II Portfolios, will be used for hedging purposes and enhancing income.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio’s portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such a decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolios would suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

— Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or the seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Portfolio, as seller, typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the “face amount” of the reference obligation in which case the Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the face amount and the current market value of the obligation. As a buyer, if a credit event occurs, the Portfolio would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation.

The value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the reference obligation received by a Portfolio is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security.

If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose the periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.

— Swaps: Interest Rate Transactions. A Portfolio may enter into interest rate swap, swaption, cap or floor transactions, which may be used to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities that a Portfolio anticipates purchasing at a later date. Interest rate swaps may also be used by a Portfolio to leverage its investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counterparty under certain circumstances, to increase (or decrease) its effective maturity and duration, for yield curve positioning, or to gain exposure to rates in various countries. A Portfolio may take positions in interest rate swaps for hedging purposes or in seeking to enhance income. Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio may lose the net amount of interest payments it is contractually entitled to receive.

Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or “notional”) amount.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. It may be more difficult for a Portfolio to trade or close out interest rate caps and floors in comparison to other types of swaps.

These transactions do not involve the delivery of securities or other underlying assets or principal. A Portfolio will enter into bilateral swap agreements, including interest rate swap, swaption, cap or floor transactions but excluding currency swaps, which are subject to separate counterparty requirements as addressed above, only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

— Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if inflation increases. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

— Total Return Swaps. The Portfolios may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolios are subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolios will receive a payment from or make a payment to the counterparty. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by the Portfolio. There is no guarantee that the Portfolio’s investment via total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, the Portfolio’s performance may be less than would be achieved by a direct investment in the underlying referenced asset.

Forward Commitments and When-Issued and Delayed Delivery Securities

The Portfolios may use forward commitments. Forward commitments for the purchase or sale of securities may include purchases on a “when-issued” basis or purchases or sales on a “delayed delivery” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a “when, as and if issued” trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made and the Portfolio assumes the rights and risks of ownership of the security but the Portfolio does not pay for the securities until they are received. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Portfolio’s volatility of returns.

When-issued securities and forward commitments may be sold prior to the settlement date. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Portfolio assets to the purchase of securities on a “when, as and if issued” basis may increase the volatility of the Portfolio’s NAV.

Forward commitments include “to be announced” (“TBA”) mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, FNMA, or FHLMC (including fixed-rate or variable-rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

At the time a Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a “when, as and if issued” security would be canceled in the event that the required conditions did not occur and the trade was canceled.

Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or “when-issued” or “delayed delivery” securities before delivery, the Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a “when-issued” or “delayed delivery” basis, the Portfolio will meet its obligations from the then-available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or “when-issued” or “delayed delivery” securities themselves (which may have a value greater or less than the Portfolio’s payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, the Portfolio may be adversely affected.

General

The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser’s special skill and experience with respect to such instruments and usually depends on the Adviser’s ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

A Portfolio’s ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios’ ability to engage in options and futures transactions may be limited by tax considerations.

Borrowings and Leverage

A Portfolio, including, in particular, the High Income Portfolio, may use borrowings for investment purposes subject to its investment policies and procedures and to applicable statutory or regulatory requirements.

Borrowings by a Portfolio result in leveraging of the Portfolio’s shares. Likewise, a Portfolio’s use of certain derivatives may effectively leverage the Portfolio’s portfolio. The Adviser anticipates that the difference between the interest expense paid by the Portfolio on borrowings and the returns on the Portfolio’s investment securities will provide the Portfolio’s shareholders with a potentially higher yield. The Portfolios may use leverage for investment purposes by entering into transactions such as forward contracts and Tender Option Bond (“TOB”) transactions. This means that the Portfolio uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Portfolio’s shareholders. These include a higher volatility of the NAV of the Portfolio’s shares of common stock and the relatively greater effect of changes in the value of the Portfolio’s portfolio on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. In the case of borrowings for investment purposes, so long as the Portfolio is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio’s shareholders to realize higher net return than if the Portfolio were not leveraged. With respect to a Portfolio’s use of certain derivatives that result in leverage of the Portfolio’s shares, if the Portfolio is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Portfolio to realize a higher net return than if the Portfolio were not leveraged. If the interest expense on borrowings or other costs of leveraged transactions approach the net return on the Portfolio’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Portfolio’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Portfolio, the Portfolio’s use of leverage would result in a lower rate of net return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market could normally be a greater decrease in NAV than if the Portfolio were not leveraged.

During periods of rising short-term interest rates, the interest paid on floaters in TOB transactions would increase, which may adversely affect the Portfolio’s net returns. If rising interest rates coincide with a period of rising long-term rates, the value of long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the Portfolio’s NAV. The value of an inverse floater can be more volatile than the value of other debt securities of comparable maturity and quality. During periods of rising interest rates, the prices of inverse floaters will tend to decline more quickly than those of conventional fixed-rate debt securities. In certain circumstances, adverse changes in interest rates or other events could cause a TOB trust to terminate or collapse, potentially requiring a Portfolio to liquidate longer-term municipal securities at unfavorable prices to meet the Trust’s outstanding obligations.

Certain transactions, such as derivative transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a Portfolio to potential losses that, in some cases, may exceed the amount originally invested by the Portfolio.

Rule 18f-4, among other things, permits a fund to treat reverse repurchase transactions (and other similar financing transactions) either as borrowings (subject to asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to the risk-based limits of Rule 18f-4.

Management Risk – Quantitative Models

The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable the Portfolio to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.

Illiquid Securities

A Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio’s net assets would be invested in such securities. Under Rule 22e-4 under the 1940 Act, the term illiquid securities means any security or investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (“Rule 144A Securities”). The Portfolios have adopted a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act and related procedures to categorize each Portfolio’s investments, including Rule 144A Securities, and identify illiquid investments. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could adversely affect the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

Investment in Exchange-Traded Funds and Other Investment Companies

Each of the Portfolios may invest in shares of ETFs, including AB ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index and typically have higher expenses than index ETFs, which expenses reduce investment returns. Both index ETFs and actively-managed ETFs may offer exposure to broad investment strategies and across various asset classes, including equity, fixed income, commodities and currencies. A Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which is based on supply and demand in the market for the ETF’s shares, may differ from its NAV. Accordingly, there may be times when an ETF’s shares trade at a discount or premium to its NAV.

The Portfolios may invest, and have invested from time to time, in investment companies other than ETFs, including AB Mutual Funds, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. As with ETF investments, if the Portfolio acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Portfolio’s expenses. A Portfolio’s investments in other investment companies, including ETFs, subjects the Portfolio indirectly to the underlying risks of those investment companies.

To the extent that a Portfolio is an “acquired fund” for purposes of Rule 12d1-4, the Portfolio intends to limit its investments in the securities of other investment companies and private funds to no more than 10% of its total assets, subject to certain limited exceptions permitted under the Rule.

Loans of Portfolio Securities

A Portfolio may seek to increase income by lending portfolio securities to brokers, dealers and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under the securities lending program, all securities loans will be secured continually by cash collateral. Principal risks of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan and, that the value of the collateral will not be sufficient to replace the loaned securities upon the borrower’s default. In determining whether to lend securities to a particular borrower, the Adviser (subject to the oversight of the Boards) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Portfolio will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount – i.e., the borrower may pay a fee to the Portfolio in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

A Portfolio will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay a Portfolio amounts equal to any income or other distribution from the securities.

A Portfolio may invest any cash collateral from its securities lending activities in shares of an affiliated money market fund managed by the Adviser and approved by the Board. Any such investment of cash collateral will be subject to the money market fund’s investment risk. A Portfolio may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

A Portfolio will not have the right to vote securities that are loaned. A Portfolio will have the right to recall loaned securities or equivalent securities in order to exercise voting or ownership rights. When a Portfolio lends its securities, its investment performance will continue to reflect the value of securities on loan.

Loan Participations and Assignments

A Portfolio may invest in loans (which may be syndicated) to corporate, governmental or other borrowers (“Loans”), either by participating as co-lender at the time the Loan is originated (“Participations”) or by buying an interest in the Loan in the secondary market from a financial institution or institutional investor (“Assignments”). A Loan is often administered by a bank or other financial institution that acts as agent for all the holders. The financial status of the agent interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal and interest payments.

The success of a Portfolio’s investment may depend on the skill with which an agent administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agents typically have broad discretion in enforcing loan agreements.

A Portfolio’s investment in Participations typically will result in the Portfolio having a contractual relationship only with the financial institution arranging the Loan with the borrower (the “Lender”) and not with the borrower directly. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade by a NRSRO.

When a Portfolio purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which a Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment.

A Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing the Portfolio’s portfolio and calculating its asset value.

Loans in which a Portfolio may invest may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of an acquisition. A Portfolio may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.

Preferred Stock

Each Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions

A Portfolio may seek additional income by investing in repurchase agreements. A repurchase agreement is an agreement by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon “interest rate”, which is effective for the period of time the buyer’s money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Portfolio.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller’s bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Portfolio may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolios’ rights. The Boards have established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolios enter into repurchase agreement transactions.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. The Portfolio has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Securities Acquired in Restructurings and Workouts

A Portfolio’s investments may include fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that default or are in risk of default (“Distressed Securities”). Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings. In connection with these investments or an exchange or workout of such securities, and at times in connection with additional investment(s) by a Portfolio, a Portfolio may determine or be required to accept various instruments. These instruments may include, but are not limited to, equity securities, preferred equity securities, debt, notes, loans, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, a Portfolio may determine to hold the securities in its portfolio.

A Portfolio’s investments may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” loans). DIP loans are issued in connection with restructuring and refinancing transactions. A Portfolio may support and/or participate in the provision of DIP loans to companies or other entities (including companies and entities which are utilizing or utilized municipal conduit financing) undergoing bankruptcy reorganization to assist them with their financing needs during the reorganization process. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. Bankruptcy Code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets. DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the only recourse will typically be against the property securing the DIP loan.

Loans in restructuring or workout scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. The highly leveraged capital structure of the borrowers in any such transactions, whether in acquisition financing or restructuring, may make such loans especially vulnerable to adverse or unusual economic or market conditions.

In certain instances, the restructuring of a loan, either in a negotiated workout or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.

Short Sales

A Portfolio may make short sales of securities or maintain a short position. A short sale is effected by selling a security that the Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Structured Products

A Portfolio may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and less expensive for a Portfolio than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may carry greater trading risk and be more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities: A Portfolio may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, carry greater trading risk, and be more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/

or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities are generally Rule 144A Securities and therefore may be freely traded among qualified institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

Tender Option Bond Transactions

A Portfolio may participate in and has, from time to time, participated in TOB transactions in which the Portfolio transfers one or more municipal securities into a special purpose entity (a “TOB trust”). In return, the Portfolio receives cash proceeds and a residual interest security (sometimes referred to as “inverse floaters”) issued by the TOB trust. The TOB trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities (sometimes referred to as “floaters”) are purchased by third parties, including tax-exempt money market funds, and can be tendered by these holders to a third-party bank or other financial institution (a “liquidity provider”) that allows holders of the floaters to tender their floaters in exchange for payment of par plus accrued interest, unless certain events occur. The holders of floaters typically have priority on the cash flow from the underlying municipal securities held by the TOB trust, and the remaining cash flow, less certain expenses, is paid to holders of the inverse floaters. The interest rate payable on the inverse floaters bears an inverse relationship to the interest rate on the floaters. Under certain circumstances, the TOB trust may be terminated or collapsed, either by the participating Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying municipal securities or a tender of the floaters to the liquidity provider. A participating Portfolio continues to earn all the interest from the transferred municipal securities less the amount of interest paid on the floaters and the expenses of the TOB trust, which may include payments to the trustee and the liquidity provider and organizational and operational costs of the TOB trust. As consideration for the transfer of municipal securities, the Portfolio receives cash proceeds from the TOB trust’s sale of the floaters and may use the cash proceeds for investment purposes (e.g., the purchase of longer-term municipal securities), which involves leverage risk.

A Portfolio, as the holder of the residual inverse floaters, has full exposure to any increase or decrease in the value of the TOB trust’s underlying municipal securities. Inverse floaters generally underperform the market of fixed-rate debt securities in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed-rate debt securities when interest rates decline or remain relatively stable. The price of inverse floaters is typically more volatile than that of the underlying municipal securities because the interest rate is dependent on not only the fixed coupon rate of the underlying municipal securities, but also on the short-term interest rate paid on the floaters. Although inverse floaters may experience significant volatility in both value and return, they generally offer the potential for yields higher than those available on fixed-rate debt securities with comparable credit quality, call provisions and maturity.

A Portfolio may participate in a TOB transaction on either a recourse or non-recourse basis. TOB trusts are typically supported by a liquidity facility provided by the liquidity provider. When a Portfolio participates in a TOB transaction on a non-recourse basis, the Portfolio will not be subject to an obligation to reimburse the liquidity provider for any losses with respect to the liquidity facility. When a Portfolio participates in a TOB transaction on a recourse basis, the Portfolio will typically enter into a reimbursement agreement or other arrangement with the liquidity provider pursuant to which the Portfolio would be required to reimburse the liquidity provider for any losses with respect to the liquidity facility. As a result, a Portfolio participating in a recourse TOB transaction could experience losses exceeding the value of its residual inverse floaters.

Service providers are often engaged to assist with establishing, structuring and sponsoring TOB trusts. The service providers, such as administrators, liquidity providers, trustees and remarketing agents, may act at the direction of, and as agent of, a Portfolio holding residual interests of the TOB trust. To the extent that a Portfolio, rather than a third-party bank or financial institution or other party, serves as the sponsor of a TOB trust, the Portfolio may assume additional duties and responsibilities that expose it to risks not otherwise present, including compliance, securities laws and operational risks.

U.S. Government Securities

U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration, the Small Business Administration and obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that were historically not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental CMOs. The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or specified call dates.

U.S. Government securities also include zero-coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero-coupon securities are described in more detail in “Zero-Coupon Securities” below, and stripped mortgage-related securities and principal-only securities are described in more detail in “Asset-backed Securities, Mortgage-Related Securities and Structured Securities” above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

Inflation-indexed securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Inflation-indexed securities tend to react to changes in real interest rates. In general, the price of an inflation-indexed debt security can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of inflation-indexed securities may be vulnerable to changes in expectations of inflation. Interest payments on inflation-indexed debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for All Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities’ yield or value or the yield or value of the shares of the Portfolio that holds the securities.

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating-Rate Municipal or Other Fixed-Income Securities

These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Municipal or Other Securities

A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a “deep discount” price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

A Portfolio may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. The Portfolio may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by the Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury’s STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, a number of banks and brokerage firms have separated (“stripped”) the principal portion (“corpus”) from the coupon portion of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

Current federal tax law requires that a holder (such as a Portfolio) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as “original issue discount” or “OID”). As a result, in order to make the distributions necessary for the Portfolio not to be subject to U.S. federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash that the Portfolio has actually received as interest during the year, and this distribution of “phantom income” may be taxable to shareholders. A Portfolio’s obligation to make such distributions could require it to liquidate other investments at times when the Adviser would not otherwise deem it advisable to do so (potentially resulting in taxable gain), or borrow money, and either of these options could reduce fund assets available to purchase other income-producing securities. The Portfolios believe, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet their investment objectives.

Custodial Receipts

Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on the underlying securities held by the custodian, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include municipal securities, U.S. Government securities or other types of securities consistent with a Portfolio’s investment objective and principal investment strategy. Custodial receipts may be issued in connection with the restructuring of insured municipal bonds deposited with a custodian. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

In a typical custodial receipt arrangement, an issuer or a third-party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the issuers of the underlying securities held by the custodian. As a holder of custodial receipts, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a Portfolio typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, if for tax purposes a Portfolio is not considered to be the owner of the underlying securities held in the custodial account, the Portfolio may suffer adverse tax consequences.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. In addition, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

Future Developments

A Portfolio may take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

Special Risk Considerations

The ratings of fixed-income securities by NRSROs such as Moody’s, S&P, Fitch, Kroll Bond Rating Agency, LLC (“Kroll”) and Morningstar DBRS are widely accepted barometers of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

Many fixed-income securities, including certain municipal securities in which a Portfolio may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a “call option” and redeems the security, the Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

Non-rated municipal or other fixed-income securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio’s objective and policies.

A Portfolio may invest in lower-rated securities (commonly referred to as “junk bonds”), which may include securities having the lowest rating for non-subordinated debt securities by a NRSRO and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by NRSROs to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, a Portfolio’s assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

In seeking to achieve a Portfolio’s objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

Merger, Reorganization, or Liquidation of a Portfolio. To the extent permitted by law, a Board may determine to merge or reorganize a Portfolio or a share class, or to close and liquidate a Portfolio or a share class at any time, which may have adverse consequences for shareholders. In the case of a liquidation of a Portfolio or share class, shareholders are expected to receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Portfolio or the class, as applicable. In the event the Board determines to liquidate a Portfolio or a share class, the timing of the liquidation might not be the most favorable to certain shareholders. A liquidating distribution may be a taxable event to certain shareholders, resulting in a taxable gain or loss for tax purposes, depending upon a shareholder’s basis in the shareholder’s shares of the Portfolio. A shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Participation in Litigation and Other Activities Relating to Portfolio Investments. A Portfolio may, directly or indirectly, seek to assert its rights as a shareholder, bondholder or owner of other interests in, or assets of, an issuer in which the Portfolio has invested, including through instituting legal actions against the issuer and related parties. To the extent it engages in these activities, the Portfolio could incur certain expenses (such as legal, consulting, and similar expenses) that it may not recoup through the investment, and such expenses could increase the Portfolio’s operating expenses or cost basis of the investment and could adversely affect its investment and the Portfolio’s NAV. From time to time, a Portfolio may seek to reduce or eliminate these expenses by coordinating its activities with other investors or by agreeing with a party engaged to fund the legal action to reduce any potential recovery from the matter to compensate such party for its services.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The following fundamental investment policies may not be changed with respect to any Portfolio without the affirmative vote of the holders of a majority of such Portfolio’s outstanding voting securities, which means with respect to any such Portfolio (1) 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares of the Portfolio, whichever is less.

As a matter of fundamental policy, a Portfolio may not:

(1)

concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

(2)

issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

(3)

make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

(4)

act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act; or

(5)

purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

As a fundamental policy, the Massachusetts and New York Portfolios may not purchase or sell commodities regulated by the CFTC under the CEA or commodities contracts except for futures contracts and options on futures contracts.

As a fundamental policy, the National, High Income, California, and Virginia Portfolios may purchase or sell commodities or options thereon to the extent permitted by applicable law.

As a fundamental policy, each Portfolio is diversified (as that term is defined in the 1940 Act). This means that at least 75% of a Portfolio’s assets consists of: (i) cash or cash items; (ii) government securities; (iii) securities of other investment companies; and (iv) securities of any one issuer that represent no more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of a Portfolio.

Non-Fundamental Investment Policy

The following is a description of an operating policy that the Portfolios have adopted but that is not fundamental and subject to change without shareholder approval.

The Portfolios may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolios may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolios may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

MANAGEMENT OF THE FUNDS

Adviser

The Adviser, a Delaware limited partnership with principal offices at 501 Commerce Street, Nashville, TN 37203, has been retained under investment advisory agreements (the “Advisory Agreements”) to provide investment advice and, in general, to conduct the management and investment program of the Funds under the supervision of the Funds’ Boards (see “Management of the Portfolios” in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2026, totaling approximately $905.5 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

Equitable Holdings, Inc. (formerly AXA Equitable Holdings, Inc.) (“EQH”) is a leading financial services company in the U.S. and consists of two well-established principal franchises, Equitable Financial Life Insurance Company and AllianceBernstein.

AllianceBernstein Corporation (an indirect wholly-owned subsidiary of EQH) owns 100,000 general partnership units in AllianceBernstein Holding L.P. (“AB Holding”) and a 1% general partnership interest in the Adviser.

As of December 19, 2024, the Adviser entered into a master exchange agreement with EQH providing for the issuance by the Adviser of up to 10,000,000 of the issued and outstanding units representing assignments of beneficial ownership interest in the Adviser (“AB Units”) to EQH in exchange for an equal number of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AB Holding (“AB Holding Units”) owned by EQH, with such exchanges to occur over the next two years. Each AB Holding Unit exchanged will be retired following the exchange. On December 19, 2024, EQH and the Adviser exchanged 5,211,194 AB Units for AB Holding Units and the AB Holding Units were retired.

During the second quarter of 2025, EQH announced the final results of its cash tender offer to purchase up to 46,000,000 AB Holding Units. A total of 19,682,946 AB Holding Units, equaling a 17.9% economic interest in AB Holding, were properly tendered.

On July 10, 2025, the Adviser entered into an amended exchange agreement to increase the AB Units that remained available for exchange from 4,788,806 AB Units to 19,682,946 AB Units. At the time the amended exchange agreement was entered into, the Adviser and EQH exchanged 19,682,946 AB Units for AB Holding Units and the acquired AB Holding Units were retired. Following the exchange, the amended exchange agreement was terminated.

As of June 30, 2026, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

Equitable Holdings and its subsidiaries	68%
AllianceBernstein Holding, L.P.	31.3%
Unaffiliated holders	0.7%

100.0%

Including both the general partnership and limited partnership interests in AB Holding and the Adviser, EQH and its subsidiaries have an approximate 68.1% economic interest in the Adviser as of June 30, 2026.

On March 26, 2026, EQH and Corebridge Financial, Inc. (“Corebridge”) entered into a merger agreement (the “Transaction”) to combine their businesses. Through a series of transactions, both EQH and Corebridge will continue to operate as direct, wholly-owned subsidiaries of a newly formed parent holding company (“HoldCo”). Upon closing, HoldCo will become the ultimate parent entity, to be renamed “Equitable Holdings, Inc.”, and its common stock will trade on the New York Stock Exchange. Upon completion of the Transaction, Corebridge stockholders are expected to own approximately 51% of HoldCo, with EQH stockholders owning approximately 49%, and the 14-member board of directors of HoldCo will include seven directors designated by Corebridge and seven directors designated by EQH. No changes to the Adviser’s executive leadership, senior management, operating model, or ownership structure are anticipated as a result of the Transaction.

Under the 1940 Act, an investment advisory agreement between a registered investment company, such as the Funds, and its investment adviser must include a provision providing for its automatic termination upon its “assignment” (as defined in the 1940 Act). The closing of the Transaction may be deemed to cause an “assignment” of the investment advisory agreement between the Funds and the Adviser. As a result, the closing of the Transaction may cause the investment advisory agreement to terminate automatically in accordance with its terms. At in-person meetings of the Funds’ Board held on May 5-7, 2026, the Board voted unanimously to (i) approve a new investment advisory agreement for the Funds, the terms and conditions of which will be identical to those of the existing investment advisory agreement in all material respects, and (ii) recommend that the Funds’ shareholders approve the new investment advisory agreement. The shareholders of High Income Municipal approved the new investment advisory agreement at a meeting held on August 3, 2026. The new investment advisory agreement of High Income Municipal will take effect upon the closing of the Transaction. With respect to National, California, New York, Massachusetts and Virginia Portfolios (the “Adjourning Funds”), the shareholder meeting was adjourned until September 15, 2026 (the “Adjourned Meeting”). Shareholders of the Adjourning Funds approved the new investment advisory agreements at the Adjourned Meeting and the new investment advisory agreements will take effect upon the closing of the Transaction.

The completion of the merger remains subject to customary closing conditions, including the receipt of required regulatory approvals and approval of stockholders of both Corebridge and EQH.

Advisory Agreements and Expenses

Under the Advisory Agreements, the Adviser furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Boards to act as officers and employees of the Portfolios. Such officers and employees, as well as certain directors or trustees of the Portfolios, may be employees of the Adviser or its affiliates.

The Adviser is, under the Advisory Agreements, responsible for certain expenses incurred by the Portfolios including, for example, office facilities, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Funds in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

The Funds have under the Advisory Agreements assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Portfolios by the Adviser, each Portfolio may employ its own personnel. The Advisory Agreements provide for reimbursement to the Adviser of the costs of certain non-advisory services provided to a Portfolio. Costs currently reimbursed include the costs of the Adviser’s personnel performing certain administrative services for the Portfolios, including clerical, accounting, legal and other services (“administrative services”), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the Portfolios on a fully-costed basis (i.e., includes each person’s total compensation and a factor reflecting the Adviser’s total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Boards. For the fiscal year ended May 31, 2026, the National, California, High Income, New York, Massachusetts and Virginia Portfolios paid the Adviser $121,967, $101,756, $123,663, $93,561, $85,240 and $85,427, respectively, for these services.

The Advisory Agreements continue in effect from year to year, with respect to each Portfolio, provided that such continuance is specifically approved at least annually by a majority vote of the holders of the outstanding voting securities of such Portfolio or by a majority vote of the Fund’s Directors or Trustees (the “Directors”), and, in either case, by a majority of the Directors who are not parties to the Advisory Agreements or interested persons of any such party as defined by the 1940 Act. Most recently, continuance of the Advisory Agreement for each Portfolio was approved for an additional annual term by a vote of the Board at its meetings held on August 4-5, 2026.

Any material amendment to the Advisory Agreements must be approved by a vote of a majority of outstanding securities of the relevant Portfolios and by the vote of a majority of the Directors who are not interested persons of the Portfolio or the Adviser.

The Advisory Agreements are terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio’s outstanding voting securities or by a vote of a majority of the Directors on 60 days’ written notice, or by the Adviser on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the terms of the Advisory Agreements, the Portfolios, except the High Income Portfolio, pay the Adviser 0.45 of 1.00% of the first $2.5 billion, 0.40 of 1.00% of the excess over $2.5 billion up to $5 billion and 0.35 of 1.00% of the excess over $5 billion of each Portfolio’s average daily net assets and the High Income Portfolio pays the Adviser a contractual advisory fee of 0.50 of 1.00% of the first $2.5 billon, 0.45 of 1.00% of the excess over $2.5 billon up to $5 billion and 0.40 of 1.00% of the excess over $5 billion of the Portfolio’s average daily net assets. Such fees are accrued daily and paid monthly.

With respect to the Fund Portfolios and Fund II Portfolios, the Adviser has contractually agreed for the period from the effective date of the Portfolio’s Prospectus to the effective date of the subsequent Prospectus incorporating the Portfolio’s annual financial statements (the “Period”) to waive its fee and bear certain expenses so that total operational expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Fund in which the Portfolio may invest, interest expense, and extraordinary expenses) do not exceed the amounts noted for the Portfolios listed in the table below. The fee waiver and/or expense reimbursement agreements will remain in effect until September 30, 2027 and may only be terminated or changed with the consent of the Fund’s Directors. In addition, these fee waiver and/or expense reimbursement agreements automatically extend each year unless the Adviser provides notice 60 days prior to the end of the Period.

Portfolio	Share Class	Expense Cap
National	Class A	0.75%
	Class C	1.50%
	Advisor Class	0.50%

High Income	Class A	0.80%
	Class C	1.55%
	Advisor Class	0.55%
	Class Z	0.55%

California	Class A	0.75%
	Class C	1.50%
	Advisor Class	0.50%

New York	Class A	0.75%
	Class C	1.50%
	Advisor Class	0.50%

Massachusetts	Class A	0.77%
	Class C	1.52%
	Advisor Class	0.52%

Virginia	Class A	0.80%
	Class C	1.55%
	Advisor Class	0.55%

For the three most recent fiscal years, the Adviser earned advisory fees and the Adviser waived fees/reimbursed expenses as follows:

Portfolio	Advisory Fees	Amounts Waived and/or Reimbursed under Fee Waiver and/or Expense Reimbursement Agreement
National
2026	$8,638,407	$888,315
2025	8,748,752	472,551
2024	8,017,019	565,373

High Income
2026	$13,666,685	$492,624
2025	14,445,386	0
2024	14,212,246	241,276

New York
2026	$2,393,102	$449,854
2025	2,267,454	333,361
2024	2,296,784	362,767

California
2026	$5,721,670	$453,532
2025	5,542,038	192,673
2024	4,835,589	215,312

Massachusetts
2026	$1,140,192	$336,063
2025	1,109,230	292,931
2024	996,094	257,065

Virginia
2026	$925,874	$259,304
2025	873,549	209,770
2024	903,864	183,193

To the extent that a Portfolio invests in AB Government Money Market Portfolio (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Portfolio and/or reimburse other expenses of the Portfolio in an amount equal to the Portfolio’s pro rata share of the AB Government Money Market Portfolio’s effective management fee. This agreement will remain in effect until September 30, 2027 and may only be terminated or changed with the consent of the Fund’s Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period. To the extent that a Portfolio invests securities lending cash collateral in the AB Government Money Market Portfolio, the Adviser has also agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio.

In connection with the investment by the Portfolios in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from National, California, High Income, New York, Massachusetts and Virginia Portfolios in the amounts of $34,431, $21,010, $52,443, $15,159, $13,560 and $11,688, respectively, for the fiscal year ended May 31, 2026, $17,922, $23,777, $51,457, $10,483, $6,458 and $4,076, respectively, for the fiscal year ended May 31, 2025, and $35,768, $32,357, $50,125, $7,025, $7,371 and $3,965, respectively, for the fiscal year ended May 31, 2024.

The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AB Active ETFs, Inc., AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, AB Variable Products Series Fund, Inc., The AB Portfolios, Bernstein Fund, Inc., and Sanford C. Bernstein Fund, Inc., all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc. (“AGHIF”), AB Multi-Manager Alternative Fund (“AMMAF”) and AllianceBernstein National Municipal Income Fund, Inc. (“ANMIF”), all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the “AB Funds Complex”, while all of these investment companies, except Bernstein Fund, Inc. and Sanford C. Bernstein Fund, Inc. (the “SCB Funds”) and AMMAF, are referred to collectively below as the “AB Funds”. A list of the current funds in the AB Funds Complex that are mutual funds offering retail share classes (“AB Mutual Funds”) is available under “Purchase of Shares—Sales Charge Reduction Programs for Class A Shares—Combined Purchase Privilege” below.

Board of Directors Information

Certain information concerning the Funds’ Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX*** OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Garry L. Moody,# Chair of the Board 74 (2008)	Private Investor since prior to 2021. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax Department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He has served as Chairman of the AB Funds and Chairman of the Independent Directors Committees of the AB Funds since January 2023; he has served as a director or trustee of the AB Funds since 2008, and served	90	None

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX*** OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
	as Chairman of the Audit Committees of the AB Funds from 2008 to February 2023. He has served as a director or trustee and Chair of the AB Funds Complex and Chair of the Independent Directors Committees of the AB Funds Complex since January 2025.

R. Jay Gerken,# 75 (2025)	Private Investor since prior to 2021. Formerly, member of the Board of Associated Bank from 2014 to June 2026; President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993. He was Chair of the SCB Funds Board and the AMMAF Board from July 2023 to December 2024; he has served as a director or trustee of the SCB Funds since July 2013 and AMMAF since December 2018 and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the Audit Committee of AMMAF from December 2018 to June 2023. He has served as a director or trustee of the AB Funds Complex since January 2025.	90	None

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX*** OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

Jeffrey R. Holland,# 60 (2025)	Private Investor since prior to 2021. Formerly, Limited Partner of Brown Brothers Harriman & Co. from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman & Co. from 2006 to 2013. He has served as a director or trustee of the SCB Funds and AMMAF since September 2019 and served as Chair of the Audit Committees of such Funds from July 2023 to December 2024. He has served as a director or trustee of the AB Funds Complex since January 2025.	90	None

Jeanette W. Loeb,# 74 (2020)	Private Investor since prior to 2021. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AMMAF from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a director or trustee of the AB Funds since April 2020 and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2023. She has served as a director or trustee of the AB Funds Complex and as	90	None

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX*** OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
	Chair of the Governance and Nominating Committees of the AB Funds Complex since January 2025.

John A. Lovito,#,^ 62 (June 2026)	Private Investor since 2025. Formerly, Co-Chief Investment Officer Global Fixed Income/SVP at American Century Investments (2009-2025) where he held a number of senior positions including as a member of the Investment Oversight Committee, Product and Markets Committee and Extended Management Committee; Managing Director at Neuberger Berman (2001-2008) where he was a member of the Investment Committee and Lead Portfolio Manager for Global and International Strategies; and Portfolio Manager at Brown Brothers Harriman & Co. (1986-2001). He has served as a director or trustee of the AB Funds Complex since June 1, 2026.	90	None

Carol C. McMullen,# 71 (2016)	Private Investor since prior to 2021. Formerly, a Member of the Advisory Board of Butcher Box from 2018 until March 2025, where she also served as Advisory Board Chair from June 2023 until March 2025; Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty	90	None

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX*** OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
	insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards. She has served as a director or trustee of the AB Funds since June 2016 and has served as Chair of the Audit Committees of such Funds since February 2023. She has served as a director or trustee of the AB Funds Complex and as Chair of the Audit Committees of the AB Funds Complex since January 2025.

Emilie D. Wrapp,+ 70 (2025)	Private Investor since July 2023. Formerly, Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser++ (January 2023 – June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of	90	None

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX*** OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
	the Adviser++; Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”) since prior to 2021 until June 2023. She served as a member of the Advisory Board to the AB Funds from January 2024 to December 2024 (to May 2025 with respect to ANMIF and AGHIF). She has served as a director or trustee of the Unitary Board since January 2025, and has served as a director or trustee of the AB Funds Complex since May 2025.

INTERESTED DIRECTOR

Alexander Chaloff,+++ 54 (2025)	Senior Vice President of the Adviser++, with which he has been associated since prior to 2021. He has been Chief Investment Officer and Head of Investment & Wealth Strategies of Bernstein Private Wealth Management since April 2023. He previously served as Co-Head from 2020 to May 2023 and currently serves as Head of the Investment Strategy Group. Prior to joining Bernstein Private Wealth Management in 2005, he was a managing director at Wilshire Associates, a leading global investment consultant, serving on the firm’s investment committee. He has served as President and Chief Executive Officer of the SCB Funds and AMMAF since April 2023. He has served as a director or trustee	90	None

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX*** OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
of the Unitary Board since January 2025 and has served as a director or trustee of the AB Funds Complex since March 2025.

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 66 Hudson Boulevard East, 28th Floor, New York, NY 10001.

**	There is no stated term of office for the Funds’ Directors.

***

The registered investment companies for which the Adviser serves as investment adviser are referred to collectively as the “AB Funds Complex”. At a meeting held on July 18, 2024, shareholders of funds in the AB Funds Complex (excluding, AGHIF and ANMIF) elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. Effective May 8, 2025, Ms. Wrapp was appointed to serve as a Director of AGHIF and ANMIF.

#	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

+	Prior to June 1, 2026, Ms. Wrapp was an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds because of her former role with the Adviser.

++	The Adviser is an affiliate of the Funds.

+++	Mr. Chaloff is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds because of his affiliation with the Adviser.

^	Effective June 1, 2026, Mr. Lovito became a Director of the Funds.

The business and affairs of the Funds are overseen by the Boards. Directors who are not “interested persons” of the Funds as defined in the 1940 Act are referred to as “Independent Directors”, and Directors who are “interested persons” of the Funds are referred to as “Interested Directors”. Certain information concerning the Funds’ governance structure and each Director is set forth below.

Experience, Skills, Attributes and Qualifications of the Funds’ Directors. The Governance and Nominating Committee of each Fund’s Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Board believes contributes to good governance for the Fund. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate’s educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee’s consideration of nominees appears in the description of the Committee below.

Each Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Each Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing committees, working groups and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as Director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Funds and other Funds in the AB Funds Complex as noted in the table above: Mr. Chaloff has business, finance and investment management experience as Head of Investment & Wealth Strategies of Bernstein Private Wealth Management of the Adviser, and he has served as President and Chief Executive Officer of the SCB Funds and AMMAF since April 2023; Mr. Gerken has investment management experience as a portfolio manager and executive officer, and he served as Chair of the SCB Funds Board and AMMAF Board from July 2023 to December 2024, and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the Audit Committee of AMMAF from December 2018 to June 2023; Mr. Holland has business experience as a senior executive of a financial services firm, including experience in provision of custody and other services to investment funds globally, and he served as Chair of the Audit Committees of the SCB Funds and AMMAF from July 2023 to December 2024; Ms. Loeb has extensive experience in the financial services industry and in business more generally, including as a former executive and partner of a large global financial services company and as Chief Executive Officer of a private e-commerce company, a director and audit committee member of a large publicly traded business development company, and a director or trustee of numerous non-profit organizations including the United Nations Development Corporation and New York City Center and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2023 and has served as the Chair of the Governance and Nominating Committees of the AB Funds Complex since January 2025; Mr. Lovito has extensive investment management experience having served as Co-Chief Investment Officer of Global Fixed Income of a large investment management firm where he was also Co-Chair of the Global Fixed Income Investment Committee and a member of the firm’s Investment Oversight, Product and Markets and Expanded Management Committees, he also served as a portfolio manager at multiple investment management firms; Ms. McMullen has experience in talent management for a global technology consulting firm, served on the advisory board of a privately held e-commerce company, has served as director of a variety of privately held firms and non-profit boards (including as director of one of the 10 largest healthcare systems in the U.S. and Chair of a top U.S. community hospital), has extensive asset management industry experience including as Director of Global Investment Research for a major fund company and President of Wealth Management for a regional bank, and has served as Chair of the Audit Committees of the AB Funds since February 2023 and as the Chair of the Audit Committees of the AB Funds Complex since January 2025; Mr. Moody, a certified public accountant, has extensive experience in the asset management industry as a senior executive of a large fund complex and as Vice Chairman and U.S. and Global Investment Management Practice Managing Partner for a major accounting firm, and served as a member of the Board of Governors of the Investment Company Institute, the leading association representing regulated funds, including mutual funds, exchange-traded funds and closed-end funds, from October 2019 through September 2023, and also the Governing Council of the Independent Directors Council, a group created by the Investment Company Institute that aims to advance the education, communication and policy positions of investment company independent directors, where he also served as the Chairman of the Governance Committee from October 2021 through September 2023, served as Chairman of the Audit Committees of the AB Funds from 2008 to February 2023, served as Chairman of the AB Funds and the Independent Directors Committees of the AB Funds in 2023 and 2024, and has served as Chair of the AB Funds Complex and the Independent Directors Committees of the AB Funds Complex since January 2025; and Ms. Wrapp has extensive experience in the investment management industry, including as Senior Vice President, Assistant Secretary, Counsel and Head of Mutual Fund & Retail Legal of the Adviser, and as Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI, Chief Legal Officer and Secretary of the AB Funds and other registered investment companies advised by the Adviser, and has had extensive involvement in fund industry organizations including committees and working groups of the Investment Company Institute, and she served as an Advisory Board Member to the AB Funds from January 2024 to December 2024 (to May 2025 with respect to ANMIF and AGHIF). The disclosure herein of a director’s experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Boards are responsible for oversight of the management of the Funds. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Boards are responsible for overseeing the Adviser and the Funds’ other service providers in the operations of the Funds in accordance with the Funds’ investment objective and policies and otherwise in accordance with its Prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and each Fund’s charter and bylaws. The Boards typically meet at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established three standing committees – the Audit, Governance and Nominating and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chair of each Board. The Chair’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chair pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Boards’ general oversight of the Funds’ investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, the Adviser’s internal legal counsel, the Adviser’s Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser’s risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors the Funds’ ability to manage risk is subject to substantial limitations.

Board Committees. Each Fund’s Board has three standing committees of the Board—an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.

The function of the Audit Committee is to assist the Boards in their oversight of the Funds’ accounting and financial reporting policies and practices. The Audit Committee met three times each during each Fund’s most recently completed fiscal year.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee met five times each during each Fund’s most recently completed fiscal year.

Each Fund’s Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists each Board in carrying out its responsibilities with respect to governance of a Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director’s ability to perform his or her duties. The Committee may consider candidates for nomination as Directors submitted by a Fund’s current Board members, officers, the Adviser, shareholders and other appropriate sources.

Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio’s common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail their proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Funds (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Funds; (v) the class or series and number of all shares of a Portfolio of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds’ record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated Person of the shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Funds and the candidate’s ability to qualify as an Independent Director or Trustee. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met nine times during each Fund’s most recently completed fiscal year.

The dollar range of each Portfolio’s securities owned by each Director and the aggregate dollar range of securities of funds in the AB Funds Complex owned by each Director are set forth below.

Dollar Range of Equity Securities in the Portfolios As of December 31, 2025
	NATIONAL PORTFOLIO	HIGH INCOME PORTFOLIO	NEW YORK PORTFOLIO	CALIFORNIA PORTFOLIO
Independent Directors
R. Jay Gerken	None	None	None	None
Jeffrey R. Holland	None	None	None	None
Jeanette W. Loeb	None	None	$50,001-$100,000	None
John A. Lovito*	None	None	None	None
Carol C. McMullen	None	None	None	None
Garry L. Moody	None	None	None	None
Emilie D. Wrapp	None	None	None	None

Interested Director
Alexander Chaloff	None	None	None	None

	MASSACHUSETTS PORTFOLIO	VIRGINIA PORTFOLIO
Independent Directors
R. Jay Gerken	None	None
Jeffrey R. Holland	None	None
Jeanette W. Loeb	None	None
John A. Lovito*	None	None
Carol C. McMullen	None	None
Garry L. Moody	None	None
Emilie D. Wrapp	None	None

Interested Director
Alexander Chaloff	None	None

Aggregate Dollar Range of Equity Securities in the AB Funds Complex as of December 31, 2025
Independent Directors
R. Jay Gerken	Over $100,000
Jeffrey R. Holland	Over $100,000
Jeanette W. Loeb	Over $100,000
John A. Lovito*	None
Carol C. McMullen	Over $100,000
Garry L. Moody	Over $100,000
Emilie D. Wrapp	Over $100,000

Interested Director
Alexander Chaloff	Over $100,000

*	Mr. Lovito was appointed as a Director of the Funds effective June 1, 2026.

Officer Information

Certain information concerning each Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Onur Erzan, 50	President and Chief Executive Officer	President of the Adviser++, with which he has been associated since January 2021, and he oversees the Private Wealth Management, Global Private Alternatives and Global Asset Management Distribution businesses, in addition to the firm’s Strategy and Corporate Development functions. He serves as Chair of the AB Operating Committee and is also a member of the Equitable Holdings Management Committee. President and Chief Executive Officer of the AB Mutual Funds, ANMIF and AGHIF since April 2021 and the AB ETFs as of May 2022. Director of AB Funds from April

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
2021 to December 2024, and from April 2021 to March 2025 with respect to ANMIF and AGHIF. Prior to joining the Adviser in 2021, he was at McKinsey& Company for almost 20 years, where he most recently held the position of senior partner and co-leader of its Wealth & Asset Management practice. He also served on the boards of the Graham Windham and Turkish Philanthropy Funds.

Daryl Clements, 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

Matthew J. Norton, 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is also Chief Investment Officer of Municipal Bonds.

Andrew D. Potter, 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

Nancy E. Hay, 54	Secretary	Senior Vice President and Associate General Counsel of the Adviser**, with which she has been associated since prior to 2021 and Assistant Secretary of ABI**.

Michael B. Reyes, 50	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

Stephen M. Woetzel, 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2021.

Vercelia Petty, 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2021.

Jennifer Friedland, 52	Chief Compliance Officer	Senior Vice President of the Adviser** with which she has been associated since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022) and Director of Subadvisory Fund Compliance.

*	The address for each of the Funds’ officers is 66 Hudson Boulevard East, 28th Floor, New York, NY 10001.
**	The Adviser, ABI and ABIS are affiliates of the Funds.

The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid by the Funds to each of the Directors during their fiscal years ended May 31, 2026, the aggregate compensation paid to each of the Directors during calendar year 2025 by the AB Funds Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AB Funds Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. For the calendar year ended December 31, 2025, neither the Funds nor any other registered investment company in the AB Funds Complex provided compensation in the form of pension or retirement benefits to any of its directors or trustees or advisory board members. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Funds Complex.

Name of Director of the Fund	Aggregate Compensation from the Fund	Aggregate Compensation from the Fund II
Independent Directors
Jorge A. Bermudez*	$12,282	$3,637
R. Jay Gerken	$16,598	$4,912
Jeffrey R. Holland	$16,598	$4,912
Jeanette W. Loeb	$19,098	$5,652
John A. Lovito**	$0	$0
Carol C. McMullen	$19,911	$5,892
Garry L. Moody	$24,077	$7,126
Emilie D. Wrapp***	$20,721	$6,106

Interested Director
Alexander Chaloff	$0	$0

Name of Director of the Fund	Total Compensation from the AB Funds Complex, including the Funds	Total Number of Investment Companies in the AB Funds Complex, including the Fund, as to which the Director is a Director or Trustee	Total Number of Investment Portfolios within the AB Funds Complex, including the Fund, as to which the Director is a Director or Trustee
Independent Directors
Jorge A. Bermudez*	$380,000	None	None
R. Jay Gerken	$380,000	26	90
Jeffrey R. Holland	$380,000	26	90
Jeanette W. Loeb	$437,000	26	90
John A. Lovito**	$0	26	90
Carol C. McMullen	$456,000	26	90
Garry L. Moody	$551,000	26	90
Emilie D. Wrapp***	$365,862	26	90

Interested Director
Alexander Chaloff	$0	26	90

*	Mr. Bermudez retired as a Director effective May 4, 2026.

**	Mr. Lovito was appointed as a Director of the Funds effective June 1, 2026.

***

Prior to June 1, 2026, Ms. Wrapp was an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds because of her former role with the Adviser. Since June 1, 2026, she has received the same compensation as the Directors of the Funds who are not “interested persons” of the Funds.

As of September 1, 2026, the Directors and officers of each of the Funds, as a group owned less than 1% of the shares of each Portfolio.

Additional Information About the Portfolios’ Portfolio Managers

The management of, and investment decisions for, the Portfolios’ portfolios are made by the Municipal Bond Investment Team. The investment professionals1 with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios are: Daryl Clements, Matthew J. Norton and Andrew D. Potter. For additional information about the portfolio management of each Portfolio, see “Management of the Portfolios – Portfolio Managers” in the Funds’ Prospectus.

The dollar ranges2 of the Portfolios’ equity securities owned directly or beneficially by the Portfolios’ portfolio managers as of May 31, 2026 for the High Income Portfolio and the New York Portfolio are set forth below. The Portfolios’ portfolio managers did not directly or beneficially own equity securities in any of the other Portfolios as of May 31, 2026.

HIGH INCOME PORTFOLIO

Daryl Clements	$50,001-$100,000
Matthew J. Norton	$50,001-$100,000
Andrew D. Potter	$10,001-$50,000

NEW YORK PORTFOLIO

Daryl Clements	None
Matthew J. Norton	$10,001-$50,000
Andrew D. Potter	None

As of May 31, 2026, employees of the Adviser had approximately $25,745,478 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

[1]

Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

[2]	The ranges presented include any vested shares awarded under the Adviser’s Partners Compensation Plan (the “Plan”).

The following tables provide information regarding registered investment companies (other than the Portfolios), other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of May 31, 2026 with regard to all Portfolios.

- National Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Daryl Clements	20	$24,866,000,000	None	None
Matthew J. Norton	20	$24,866,000,000	None	None
Andrew D. Potter	20	$24,866,000,000	None	None

- High Income Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Daryl Clements	20	$24,083,000,000	None	None
Matthew J. Norton	20	$24,083,000,000	None	None
Andrew D. Potter	20	$24,083,000,000	None	None

- California Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Daryl Clements	20	$25,520,000,000	None	None
Matthew J. Norton	20	$25,520,000,000	None	None
Andrew D. Potter	20	$25,520,000,000	None	None

- New York Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Daryl Clements	20	$26,307,000,000	None	None
Matthew J. Norton	20	$26,307,000,000	None	None
Andrew D. Potter	20	$26,307,000,000	None	None

- High Income, California, New York and National Portfolios

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Daryl Clements	None	None	None	None
Matthew J. Norton	None	None	None	None
Andrew D. Potter	None	None	None	None

- High Income, California, New York and National Portfolios

OTHER ACCOUNTS[3]
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Daryl Clements	16,689	$69,392,000,000	2	$110,000,000
Matthew J. Norton	16,689	$69,392,000,000	2	$110,000,000
Andrew D. Potter	16,689	$69,392,000,000	2	$110,000,000

- Massachusetts Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Daryl Clements	20	$26,601,000,000	None	None
Matthew J. Norton	20	$26,601,000,000	None	None
Andrew D. Potter	20	$26,601,000,000	None	None

- Virginia Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Daryl Clements	20	$26,654,000,000	None	None
Matthew J. Norton	20	$26,654,000,000	None	None
Andrew D. Potter	20	$26,654,000,000	None	None

[3]

Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of nine model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to the client’s tax considerations, cash flows due to the frequency and amount of investments, and/or client-imposed investment restrictions regarding particular types of industries.

- Massachusetts and Virginia Portfolios

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Daryl Clements	None	None	None	None
Matthew J. Norton	None	None	None	None
Andrew D. Potter	None	None	None	None

- Massachusetts and Virginia Portfolios

OTHER ACCOUNTS[4]
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Daryl Clements	16,689	$69,392,000,000	2	$110,000,000
Matthew J. Norton	16,689	$69,392,000,000	2	$110,000,000
Andrew D. Potter	16,689	$69,392,000,000	2	$110,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

[4]

Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of nine model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to the client’s tax considerations, cash flows due to the frequency and amount of investments, and/or client-imposed investment restrictions regarding particular types of industries.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients, subject to the exceptions noted below. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities (including IPOs) may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Additional information about the Adviser’s policy relating to the allocation of investment opportunities may be found in the Adviser’s Form ADV, which is updated from time to time.

Generally, all orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for aggregated orders with the same executing broker are combined to determine one average price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time. When the liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Adviser aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors, (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Adviser may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions are averaged as to price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Portfolios. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Portfolios’ Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Portfolios do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

EXPENSES OF THE FUNDS

Distribution Services Agreements

Each Fund has entered into a Distribution Services Agreement (“Agreement”) with ABI, the Funds’ principal underwriter, to permit ABI to distribute the Portfolios’ shares and to permit the Portfolio to pay distribution services fees to defray expenses associated with the distribution of the Portfolios’ Class A, Class C, Class Z and Advisor Class shares, as applicable, in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (each a “Rule 12b-1 Plan”).

In approving the Rule 12b-1 Plan, the Directors determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Funds and their shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

The Adviser from time to time and from its own funds or such other resources as may be permitted by rules of the SEC makes payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

The Rule 12b-1 Plan continues in effect with respect to each class of a Portfolio so long as such continuance is specifically approved at least annually by the Directors and by a majority of the Directors who are not parties to the Agreements or “interested persons,” as defined in the 1940 Act, of any such party (other than as Directors or Trustees of the Funds) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto (“Qualified Directors”). Most recently, continuance of the Agreements was approved for an additional annual term by a vote of the Directors, including a majority of Qualified Directors at their meetings held on August 4-5, 2026.

All material amendments to the Rule 12b-1 Plan will become effective only upon approval as provided in the preceding paragraph, and the 12b-1 Plan may not be amended in order to materially increase the costs that the Portfolios may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of a Portfolio or the class or classes of the Portfolio affected. The Agreement may be terminated (a) by the Portfolio without penalty at any time by a majority vote of the holders of the Portfolio’s outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Rule 12b-1 Plan or Agreement, any party must give the other parties 60 days’ written notice except that a Portfolio may terminate the Rule 12b-1 Plan without giving prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Rule 12b-1 Plan is of a type known as a “reimbursement plan”, which means that it reimburses the distributor for the actual costs of services rendered.

In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A, Class C, Class Z and Advisor Class shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to ABI with respect to that class and (ii) the Portfolio would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges (“CDSCs”) and distribution services fees on the Class C, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio’s shares.

With respect to Class A shares of the Funds, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Funds in subsequent fiscal years. ABI’s compensation with respect to Class C hares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class C shares for any given year, however, will probably exceed the distribution services fee payable under each Rule 12b-1 Plan with respect to the class involved and, in the case of Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class C shares, payments subsequently received through CDSCs, so long as each Rule 12b-1 Plan is in effect.

Pursuant to the Plan, each class of each Portfolio pays ABI a Rule 12b-1 distribution services fee which may not exceed an annual rate of 0.30% of a Portfolio’s aggregate average daily net assets attributable to the Class A shares and 1.00% of a Portfolio’s aggregate average daily net assets attributable to the Class C shares to compensate ABI for distribution expenses. For Class A shares, the Board currently limits the distribution services fee to 0.25%. The Plan provides that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate daily net assets of a Portfolio attributable to each of the Class A and Class C shares constitutes a service fee that ABI will use for personal services and/or the maintenance of shareholder accounts.

During the fiscal year ended May 31, 2026, with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:

Portfolio	Distribution Services Fees for Expenditures Payable to ABI	Percentage Per Annum of the Aggregate Average Daily Net Assets Attributable to Class A Shares
National	$969,116	0.25%
High Income	$1,145,852	0.25%
New York	$722,571	0.25%
California	$1,279,557	0.25%
Massachusetts	$179,256	0.25%
Virginia	$245,081	0.25%

Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class A shares were as follows:

Category of Expense	National Portfolio	High Income Portfolio	New York Portfolio	California Portfolio	Massachusetts Portfolio	Virginia Portfolio

Advertising/Marketing	$7,098	$8,193	$5,265	$9,257	$1,319	$1,811

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other Than Current Shareholders	$364	$413	$259	$441	$70	$94

Compensation to Underwriters	$1,213,992	$1,478,246	$857,355	$1,727,781	$221,799	$260,254

Compensation to Dealers	$199,444	$228,874	$146,357	$255,897	$37,082	$50,716

Compensation to Sales Personnel	$77,758	$89,795	$57,409	$100,867	$14,452	$19,819

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0	$0	$0

Other (Includes Personnel Costs of Those Home Office Employees Involved in the Distribution Effort and the Travel-related Expenses Incurred by the Marketing Personnel Conducting Seminars)	$32,998	$38,132	$24,519	$43,126	$6,123	$8,415

Totals	$1,531,654	$1,843,653	$1,091,164	$2,137,369	$280,845	$341,109

During the fiscal year ended May 31, 2026, with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:

Portfolio	Distribution Services Fees for Expenditures Payable to ABI	Percentage Per Annum of the Aggregate Average Daily Net Assets Attributable to Class C Shares
National	$121,493	1.00%
High Income	$332,548	1.00%
New York	$69,683	1.00%
California	$164,020	1.00%
Massachusetts	$20,144	1.00%
Virginia	$34,694	1.00%

During the fiscal year ended May 31, 2026, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class C shares were as follows:

Category of Expense	National Portfolio	High Income Portfolio	New York Portfolio	California Portfolio	Massachusetts Portfolio	Virginia Portfolio

Advertising/Marketing	$228	$617	$132	$300	$38	$65

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other Than Current Shareholders	$13	$35	$8	$16	$2	$4

Compensation to Underwriters	$114,779	$307,530	$62,605	$146,546	$19,905	$33,336

Compensation to Dealers	$8,550	$30,695	$6,983	$18,675	$2,028	$3,503

Compensation to Sales Personnel	$2,529	$6,840	$1,465	$3,319	$415	$718

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0	$0	$0

Other (Includes Personnel Costs of Those Home Office Employees Involved in the Distribution Effort and the Travel-related Expenses Incurred by the Marketing Personnel Conducting Seminars)	$1,051	$2,866	$612	$1,398	$175	$299

Totals	$127,150	$348,583	$71,805	$170,254	$22,562	$37,924

For the fiscal year ended May 31, 2026, cumulative unreimbursed distribution expenses incurred and carried over for reimbursement in future years in respect of the Class C shares of each Portfolio were as follows:

Class	National Portfolio	High Income Portfolio	New York Portfolio	California Portfolio	Massachusetts Portfolio	Virginia Portfolio

Class C	$7,182,996	$4,189,008	$4,604,379	$7,676,810	$4,197,463	$3,573,113

(% of the net assets of Class C)	69%	13%	79%	48%	229%	116%

Transfer Agency Agreements

ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 13th Floor, San Antonio, TX 78230, acts as the transfer agent for the Portfolios. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

ABIS receives a transfer agency fee per account holder of the Class A shares, Class C shares, Class Z shares and Advisor Class shares (as applicable) of each Portfolio of the Funds. The transfer agency fee with respect to the Class C shares is higher than the transfer agency fee with respect to the Class A shares, Class Z shares and Advisor Class shares. For the fiscal year ended May 31, 2026, the Fund and Fund II paid ABIS $445,733 and $40,910, respectively, under the transfer agency agreements.

Many Portfolio shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives (“financial intermediaries”) for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Portfolio, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by a Portfolio pursuant to its Rule 12b-1 plan. Amounts paid by a Portfolio for these services are included in “Other Expenses” under “Fees and Expenses of the Portfolio” in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

PURCHASE OF SHARES

The following information supplements that set forth in the Portfolios’ Prospectus under the heading “Investing in the Portfolios”.

General

Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase (“Class A shares”), without any initial sales charge and, as long as the shares are held one year or more, without any CDSC (“Class C shares”), to investors eligible to purchase Class Z shares, without any initial sales charge or CDSC (“Class Z shares”), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC (“Advisor Class shares”), in each case as described below. All of the classes of shares of each Portfolio, except the Class Z and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority (FINRA) and have entered into selected dealer agreements with ABI (“selected dealers”), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with ABI (“selected agents”), and (iii) ABI. All of the Portfolios offer Advisor Class shares.

Investors may purchase shares of a Portfolio either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Funds are not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Funds’ shares may receive differing compensation for selling different classes of shares.

In order to open your account, each Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, physical address, social security/taxpayer identification number and ownership/control information (for certain legal entities). Ownership/control information for legal entities may include the name, date of birth, physical address, and identification number (generally a social security or taxpayer identification number) of owners/controlling persons. It will not be possible to establish your account without this information. If a Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Portfolio Shares

The Funds’ Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that the Portfolios will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Although the Portfolios do not typically invest significantly in securities of foreign issuers, such investments may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV, ordinarily at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before the Portfolio calculates its own share price (referred to as “time zone arbitrage”). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

The Portfolios may invest in securities that are, among other things, thinly traded or traded infrequently, or that have a limited public float and there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All Portfolios may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Portfolios seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Portfolios’ ability to monitor purchase, sale and exchange activity. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

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Transaction Surveillance Procedures. The Portfolios, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Portfolio shares, the Portfolios may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

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Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Portfolios will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

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Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares

Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Portfolio suspends the sale of its shares, shareholders will not be able to acquire those shares, including through an exchange. In addition, to the extent permitted by law, a Portfolio reserves the right to merge or reorganize itself or a share class, or to close and liquidate itself or a share class at any time.

The public offering price of shares of each Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Funds and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV per share is computed as of the Portfolio Closing Time, which is the close of regular trading on any day the New York Stock Exchange (the “Exchange”) is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the Portfolio’s total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

The respective NAVs of the various classes of shares of each Portfolio are expected to be substantially the same. However, the NAVs of the Class C shares will generally be slightly lower than the NAVs of the Class A, Class Z and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

The Funds will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABIS prior to the Portfolio Closing Time are priced at the NAV computed as of the Portfolio Closing Time on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Portfolio Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Funds or their transfer agent. If the financial intermediary receives the order after the Portfolio Closing Time, the price received by the investor will be based on the NAV determined as of the Portfolio Closing Time on the next business day. Each Portfolio has authorized one or more brokers to receive on its behalf purchase orders. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Portfolio’s behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Portfolio.

A Fund may, at its sole option, accept securities as payment for shares of the Fund, including from affiliates in accordance with the Fund’s procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under “Net Asset Value” below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an “Autobuy” application obtained by calling the “For Literature” telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association (“NACHA”). Telephone purchase requests must be received before the Portfolio Closing Time, on a Fund business day to receive that day’s public offering price. Telephone purchase requests received after the Portfolio Closing Time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Portfolio Closing Time on such following business day.

Full and fractional shares are credited to a shareholder’s account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Portfolio,

the Portfolio will not issue share certificates representing shares of the Portfolio. Ownership of a Portfolio’s shares will be shown on the books of the Portfolio’s transfer agent.

Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A and Class C shares bear the expense of their respective CDSCs, (ii) depending on the Portfolio, Class C shares typically bear the expense of a higher distribution services fee than that borne by Class A shares, Class Z shares and Advisor Class shares which do not bear such a fee, (iii) Class C shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (iv) each of Class A and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to Class C shareholders because the Class C shares convert to Class A shares under certain circumstances, and the Class A and Class C shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements

Classes A and C Shares. Class A and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. “Group Retirement Plans” are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio with assets of $1,000,000 or more. See “Alternative Purchase Arrangements – Group Retirement Plans and Tax-Deferred Accounts” below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class C shares prior to conversion would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $500,000 for Class C shares.

Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.

Other investors might determine, however, that it would be more advantageous to purchase Class C shares in order to have all of their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively.

Compensation Paid to Principal Underwriter

During the Fund’s fiscal years ended May 31, 2024, 2025 and 2026, the aggregate amounts of underwriting commission payable with respect to shares of the National Portfolio were $264,497, $376,715 and $384,875, respectively. Of these amounts, ABI received the amounts of $251, $0 and $408 respectively, for the National Portfolio; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

During the Fund’s fiscal years ended May 31, 2024, 2025 and 2026, the aggregate amounts of underwriting commission payable with respect to shares of the High Income Portfolio were $475,693, $473,488 and $662,561, respectively. Of these amounts, ABI received amounts of $0, $40 and $0, respectively, representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

During the Fund’s fiscal years ended May 31, 2024, 2025 and 2026, the aggregate amounts of underwriting commission payable with respect to shares of the New York Portfolio were $134,538, $238,502 and $343,488, respectively. Of these amounts, ABI received the amounts of $113, $0 and $0, respectively, for the New York Portfolio; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

During the Fund’s fiscal years ended May 31, 2024, 2025 and 2026, the aggregate amounts of underwriting commission payable with respect to shares of the California Portfolio were $951,522, $802,993 and $847,809, respectively. Of these amounts, ABI received the amounts of $428, $790 and $335, respectively, for the California Portfolio; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

During the Fund II’s fiscal years ended May 31, 2024, 2025 and 2026, the aggregate amounts of underwriting commission payable with respect to shares of the Massachusetts Portfolio were $61,299, $63,307 and $77,946, respectively. Of these amounts, ABI received the amounts of $0, $0 and $0, respectively; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

During the Fund II’s fiscal years ended May 31, 2024, 2025 and 2026, the aggregate amounts of underwriting commission payable with respect to shares of the Virginia Portfolio were $31,297, $63,218 and $63,140, respectively. Of these amounts, ABI received the amounts of $18, $120 and $9, respectively; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

The following table shows the CDSCs received by ABI from Class A and Class C shares during the Portfolios’ last three fiscal years.

Fiscal Year Ended May 31	Portfolio	Amounts ABI Received In CDSCs From Class A Shares	Amounts ABI Received In CDSCs From Class C Shares
2026	National	$941	$2,089
2025		52	1,680
2024		5,126	2,539

2026	High Income	$21,035	$5,116
2025		20,018	3,688
2024		44,155	4,798

2026	California	$16,500	$3,747
2025		16,453	1,714
2024		71,602	4,411

2026	New York	$0	$771
2025		2,162	0
2024		629	1,864

2026	Massachusetts	$0	$0
2025		0	257
2024		4,230	1,191

2026	Virginia	$1,000	$118
2025		0	10
2024		0	77

Class A Shares

The public offering price of Class A shares is the NAV per share plus a sales charge, as set forth below.

Sales Charge

Amount of Purchase	As % of Net Amount Invested	As % of the Public Offering Price	Discount or Commission to Dealers or Agents of up to % of Offering Price
Up to $100,000	3.09%	3.00%	3.00%
$100,000 up to $250,000	2.04	2.00	2.00
$250,000 up to $500,000	1.01	1.00	1.00
$500,000 and above	0.00	0.00	0.00

All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under “Contingent Deferred Sales Charge”. ABI’s commission is the sales charge shown in the Prospectus less any applicable discount or commission “re-allowed” to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an “underwriter” under the Securities Act.

No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions or (ii) in exchange for Class A shares of other “AB Mutual Funds” (as that term is defined under “Combined Purchase Privilege” below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AB Government Money Market Portfolio that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC.

Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single non-AllianceBernstein Link or AllianceBernstein SIMPLE IRA plan shareholder of $500,000 or more that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

Class A Shares – Sales at NAV. Each Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

(i)	investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser’s Institutional Investment Management division;

(ii)

officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, “Relatives”) of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

(iii)	the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

(iv)

persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients;

(v)

participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser’s Institutional Investment Management Division or Bernstein Private Wealth Management Division, including subsequent contributions to those IRAs;

(vi)	persons participating in a “Mutual Fund Only” brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary;

(vii)	certain retirement plan accounts as described under “Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts”;

(viii)

current Class A shareholders of AB Mutual Funds and investors who receive a “Fair Funds Distribution” (a “Distribution”) resulting from an SEC enforcement action against the Adviser and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual Fund from ABI through deposit with ABI of the Distribution check; and

(ix)	certain firm-specific waivers as disclosed in Appendix B of the Prospectus.

Class C Shares

Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor’s purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Eight years after the end of the calendar month in which the shareholder’s purchase order was accepted Class C shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class C shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

Conversion Feature for Class C Shares

For purposes of conversion to Class A shares, Class C shares purchased through the reinvestment of dividends and distributions paid in respect of such shares in a shareholder’s account will be considered to be held in a separate sub-account. Each time any Class C shares in the shareholder’s account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of such shares in the sub-account will also convert to Class A shares.

The conversion to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class C shares to Class A shares does not constitute a taxable event under U.S. federal income tax law. The conversion of Class C shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years for Class C shares after the end of the calendar month in which the shareholder’s purchase order was accepted.

Contingent Deferred Sales Charge

Class A share purchases of $500,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain Group Retirement Plans (see “Alternative Purchase Arrangements—Group Retirement Plans” below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder. The CDSC period begins with the date of your original purchase.

Proceeds from the CDSC are paid to ABI and are used by the ABI to defray the expenses of ABI related to providing distribution-related services to a Portfolio in connection with the sale of Portfolio shares, such as the payment of compensation to selected dealers and agents for selling Portfolio shares. The combination of the CDSC and the distribution services fee enables a Portfolio to sell shares without a sales charge being deducted at the time of purchase.

The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations thereunder, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 73, (iii) that had been purchased by present or former Directors or Trustees of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see “Sales Charge Reduction Programs for Class A Shares—Systematic Withdrawal Plan” below), (v) to the extent that the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a Group Retirement Plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a Group Retirement Plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee, but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for

(i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $500,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI, or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio or in the case of a Group Retirement Plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Advisor Class Shares

Advisor Class shares of the Portfolios may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary, (iii) officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, Relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person, (iv) by the categories of investors described in clauses (i), (iii) and (iv) under “Class A Shares — Sales at NAV”, or (v) through brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Portfolios in order to be approved by ABI for investment in Advisor Class shares. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares are not subject to an initial sales charge, a CDSC or distribution services fees, and thus have a lower expense ratio and pay correspondingly higher dividends than Class A or Class C shares.

Class Z Shares

Class Z shares are available at NAV to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored programs known as the “Informed Choice” programs. Class Z shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in a Portfolio. Class Z shares are also available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with a Portfolio.

Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee.

Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts

Each Fund offers special distribution arrangements for Group Retirement Plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements that are different from those described in this SAI. Group Retirement Plans also may not offer all classes of shares of a Portfolio. In addition, the Class A and Class C CDSC may be waived for investments made through certain Group Retirement Plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Funds are not responsible for, and have no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A Shares. Class A shares are available at NAV to Group Retirement Plans and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

Class A shares are also available at NAV to Group Retirement Plans. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Class’s Rule 12b-1 Plan.

Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan’s last purchase of Class C shares.

Class Z Shares. Class Z shares are available to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education

Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored programs known as the “Informed Choice” programs. Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee.

Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Portfolio’s share class eligibility criteria before determining whether to invest. For example, each Portfolio makes its Class A shares available at NAV to Group Retirement Plans. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. Because Class Z shares have no CDSC or Rule 12b-1 distribution services fees, plans should consider purchasing Class Z shares, if eligible, rather than Class A shares.

Sales Charge Reduction Programs for Class A Shares

The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder’s account.

Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio (and/or any other AB Mutual Fund) into a single “purchase”. By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under “Alternative Purchase Arrangements”. A “purchase” means a single purchase or concurrent purchases of shares of a Portfolio or any other AB Mutual Fund by (i) an individual, his or her spouse or domestic partner or the individual’s children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term “purchase” also includes purchases by any “company”, as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term “purchase” does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Currently, the AB Mutual Funds include:

AB Bond Fund, Inc.

- AB All Market Real Return Portfolio

- AB Bond Inflation Strategy

- AB Income Fund

- AB Municipal Bond Inflation Strategy

- AB Sustainable Thematic Credit Portfolio

- AB Tax-Aware Fixed Income Opportunities Portfolio

AB Cap Fund, Inc.

- AB All China Equity Portfolio

- AB Concentrated Growth Fund

- AB Emerging Markets Multi-Asset Portfolio

- AB Global Core Equity Portfolio

- AB International Growth Portfolio

- AB Mid Cap Value Portfolio

- AB Select US Equity Portfolio

- AB Select US Long/Short Portfolio

- AB Small Cap Growth Portfolio

- AB Small Cap Value Portfolio

AB Core Opportunities Fund, Inc.

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

- AB Government Money Market Portfolio

AB Global Bond Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB High Income Fund, Inc.

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

- AB California Portfolio

- AB High Income Municipal Portfolio

- AB National Portfolio

- AB New York Portfolio

AB Municipal Income Fund II

- AB Massachusetts Portfolio

- AB Virginia Portfolio

AB Relative Value Fund, Inc.

AB Sustainable Global Thematic Fund, Inc.

AB Sustainable International Thematic Fund, Inc.

AB Trust

- AB Discovery Value Fund

- AB International Value Fund

- AB Large Cap Value Fund

The AB Portfolios

- AB All Market Total Return Portfolio

- AB Growth Fund

- AB Tax-Managed Wealth Appreciation Strategy

- AB Wealth Appreciation Strategy

Sanford C. Bernstein Fund, Inc.

- AB Core Bond Portfolio

- Diversified Municipal Portfolio

Bernstein Fund, Inc.

- International Strategic Equities Portfolio

- International Small Cap Portfolio

- Small Cap Core Portfolio

Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the “For Literature” telephone number shown on the front cover of this SAI or on the Internet at www.abfunds.com.

Cumulative Quantity Discount (Right of Accumulation). An investor’s purchase of additional Class A shares of a Portfolio may be combined with the value of the shareholder’s existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under “Alternative Purchase Arrangements”. In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

(i)	the investor’s current purchase;

(ii)

the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares held by the investor of any other AB Mutual Fund and any registered fund advised or sub-advised by AB CarVal Investors, L.P. (a wholly owned subsidiary of the Adviser, whose mutual funds have their own Board of Directors); and

(iii)	the higher of cost or NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single “purchase” (see above).

The initial charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds and any registered fund advised or sub-advised by AB CarVal Investors, L.P. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and,

subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3% rate.

Letter of Intent. Class A investors may also obtain the quantity discounts described under “Alternative Purchase Arrangements” by means of a written Letter of Intent, which expresses the investor’s intention to invest at least $100,000 in Class A shares of a Portfolio or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor’s spouse or domestic partner each purchase shares of the Portfolio worth $20,000 (for a total cost of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Portfolio or any other AB Mutual Fund, to qualify for the 2.00% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares of a Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for U.S. federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Portfolio at the address shown on the cover of this SAI.

Dividend Reinvestment Program. Under a Portfolio’s Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Portfolio without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Portfolio shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Portfolio under the following circumstances:

(a)	the postal service is unable to deliver your checks to your address of record and the checks are returned to the Portfolio’s transfer agent as undeliverable; or

(b)	your checks remain uncashed for nine months.

Additional shares of the Portfolio will be purchased at the then current NAV. You should contact the Portfolio’s transfer agent to change your distribution option. Your request to do so must be received by the transfer agent at least 30 days prior to the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account. Further information can be obtained by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan

General. Any shareholder who owns or purchases shares of a Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 73 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of the Portfolio.

Shares of a Portfolio owned by a participant in the Portfolio’s systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor’s principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

Withdrawal payments will not automatically end when a shareholder’s account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder’s account and may subject the shareholder to a Portfolio’s involuntary redemption provisions. See “Redemption and Repurchase of Shares — General”. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House (“ACH”) network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI.

CDSC Waiver for Class A and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A or Class C shares in a shareholder’s account may be redeemed free of any CDSC.

With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms

Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

In the case of Class A shares, all or a portion of the initial sales charge that you pay is paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Advisor Class shares, your financial intermediary may charge ongoing fees or transactional fees. ABI may pay a portion of “ticket” or other transactional charges.

Your financial advisor’s firm receives compensation from the Portfolio, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

•	upfront sales commissions;

•	Rule 12b-1 fees;

•	additional distribution support;

•	defrayal of costs for educational seminars and training; and

•	payments related to providing recordkeeping and/or transfer agency services.

Please read your Prospectus carefully for information on this compensation. Please also refer to Appendix B—Financial Intermediary Waivers in the Prospectus.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to or charged by financial intermediaries at the time of sale and the fees described under “Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees”, in your Prospectus, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), ABI, at its own expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. The Adviser and its affiliates, at their own expense, provide similar payments to firms for providing distribution, marketing, promotional, educational and other services relating to AB ETFs. ABI, the Adviser or their affiliates consider these additional payments based on a variety of factors and services to be provided. The additional payments are usually calculated based on a percentage of Portfolio sales and/or Portfolio assets attributable to a particular financial intermediary. Payments are at times based on other criteria or factors such as, for example, a fee per transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the services and the sale of shares of the AB Funds will generally not exceed, with certain limited exceptions, the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. In limited circumstances, ABI, the Adviser or their affiliates will have alternative arrangements with an intermediary that provide for payments in excess of the limitation, which may include arrangements based on assets or sales of the Portfolios, combined assets or sales of related Portfolios, or other criteria. These payments may relate to intermediaries making AB Fund shares available to their customers, including through technology platforms or ‘preferred fund’ programs. These sums include payments for distribution and analytical data pertaining to AB Funds and other AB products and services and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. These additional payments may be significant to certain financial intermediaries and other persons, and may be an important factor in a financial intermediary or other person’s willingness to support the sale of the Portfolio through its distribution system.

For 2026, the Adviser and ABI and their affiliates expect to pay approximately 0.04% of the average monthly assets of the AB Funds, or approximately $28.5 million, for distribution services and education support related to the AB Funds. For 2025, the Adviser, ABI and their affiliates paid approximately 0.04% of the average monthly assets of the AB Funds or approximately $27 million for distribution services and educational support related to the AB Funds.

The Portfolios and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Fund shares. Please see “Expenses of the Funds – Transfer Agency Agreements” above. These expenses paid by the Portfolios are included in “Other Expenses” under “Fees and Expenses of the Portfolios – Annual Portfolio Operating Expenses” in your Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

ADP Retirement Services

American Enterprise Investment Services

Citigroup Global Markets

Citizens Securities

Dynasty Securities, LLC

Equitable Advisors

FIS Brokerage

Great-West Life & Annuity Insurance Co.

John Hancock Retirement Plan Services

JP Morgan Securities

LPL Financial

Merrill Lynch

Morgan Stanley

National Financial/Fidelity

Northwestern Mutual Investment Services

Osaic, Inc.

PNC Investments

Principal Life

Raymond James

RBC Wealth Management

Robert W. Baird

Rockefeller Financial, LLC

Sanctuary Wealth Group

Truist Investment Services

UBS Financial Services

US Bancorp Investments

Wells Fargo Advisors

ABI expects that additional firms may be added to this list from time to time.

Although the Portfolios may use brokers and dealers that sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AB Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

REDEMPTION AND REPURCHASE OF SHARES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Portfolios”. If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a Group Retirement Plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. Each Fund has authorized one or more brokers to receive on the Portfolios’ behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Portfolios’ behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Portfolios.

Redemption

Subject only to the limitations described below, the Funds’ Charter or Agreement and Declaration of Trust requires that the Portfolios redeem the shares of each Portfolio tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A or Class C shares, there is no redemption charge. The Portfolios expect that they will typically take one to three business days following the receipt of a shareholder’s redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days after the day it is received in proper form by a Portfolio by the Portfolio Closing Time. If a shareholder is in doubt about what documents are required by his or her investment program or employee benefit plan, the shareholder should contact his or her financial intermediary.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Portfolios of securities owned by them is not reasonably practicable or as a result of which it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Funds.

A Portfolio may, but is not obligated to, temporarily delay the disbursement of redemption proceeds from an account held directly with the Portfolio by a Specified Adult (as defined below) if there is a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted. The Portfolio will provide notice of this temporary delay, and it will be for an initial period of no more than 15 business days while the Portfolio conducts an internal review of the facts and circumstances of the suspected financial exploitation. If the internal review supports the Portfolio’s belief that actual or attempted financial exploitation has occurred or is occurring, the Portfolio may extend the hold for up to 10 additional business days. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Payment of the redemption price normally will be made in cash but may be made, at the option of a Portfolio, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder’s shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Portfolio’s portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder’s holding period and basis in respect of the shares redeemed.

To redeem shares of a Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Funds containing a request for redemption. The Portfolios may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

To redeem shares of a Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Portfolios with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Portfolio for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Portfolios. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Telephone Redemption By Electronic Funds Transfer. Each shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an “Autosell” application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made before the Portfolio Closing Time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder’s designated bank account at a bank selected by the shareholder that is a member of NACHA.

Telephone Redemption By Check. Each shareholder is eligible to request redemption by check of Portfolio shares for which no share certificates have been issued by telephone at (800) 221-5672 before the Portfolio Closing Time, on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder’s address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

Telephone Redemptions – General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Portfolios reserve the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or “street name” accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Funds, the Portfolios, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Portfolios reasonably believe to be genuine. The Portfolios will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Portfolios did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Redemptions Through Intermediaries. A Portfolio may redeem shares through ABI or financial intermediaries. The redemption price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A and Class C shares), except that requests placed through financial intermediaries before the Portfolio Closing Time will be executed at the NAV determined as of the Portfolio Closing Time on that day. Neither the Funds nor ABI charge a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service.

Account Closure

Each Portfolio reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Portfolio is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

SHAREHOLDER SERVICES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Portfolios”. The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program or a shareholder in a Group Retirement Plan, your program or retirement program may impose requirements with respect to the purchase, sale or exchange of shares of the Portfolio that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.

Automatic Investment Program

Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic funds transfer drawn on the investor’s own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor’s bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor’s initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor’s account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege

You may exchange your investment in a Portfolio for shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A, Class C and Class Z shares of the Portfolio for Advisor Class shares of the Portfolio or Class C shares of the Fund for Class A shares of the Portfolio.

Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day’s NAV, ABIS must receive and confirm a telephone exchange request by the Portfolio Closing Time on that day.

Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class C shares, for the purpose of conversion to Class A shares. After an exchange, your Class C shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class C shares of the AB Mutual Fund you originally purchased for cash (“original shares”). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A, Class C or Class Z shares of a Portfolio for Advisor Class shares or Class C shares for Class A shares of the same Portfolio, exchanges of shares as described above in this section are taxable transactions for U.S. federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days’ written notice.

All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund’s prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for U.S. federal income tax purposes.

Each Portfolio shareholder and the shareholder’s financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before the Portfolio Closing Time, on a Fund business day. Telephone requests for exchange received before the Portfolio Closing Time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

A shareholder may elect to initiate a monthly “Auto Exchange” whereby a specified dollar amount’s worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Funds reasonably believe to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Funds did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

The exchange privilege is available only in states where shares of the AB Mutual Fund being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days’ notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise, to modify, restrict or terminate the exchange privilege.

Statements and Reports

Each Portfolio transmits to shareholders its semi-annual and annual reports, which contain information on the Portfolio’s investments. The Portfolio’s filings on Form N-CSR, which are filed with the SEC and are available from the Portfolio at no charge upon request, contain additional information on the Portfolio, including the Portfolio’s annual and semi-annual financial statements and a discussion regarding the basis for the Board’s approval of the Portfolio’s investment advisory agreement. The Portfolio’s Form N-CSR relating to its annual reporting period contains the report of the Portfolio’s independent registered public accounting firm, Ernst & Young LLP, One Manhattan West, New York, New York 10001. In addition, shareholders also receive a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to Certain Existing Class A and Class C Shareholders Only

Checkwriting (not available to shareholders of the Funds, except those that established such service prior to January 31, 2023 (“Grandfathered Shareholders”))

Grandfathered Shareholders. Under a checkwriting service through State Street Bank and Trust Company (“State Street”), a Grandfathered Shareholder may write a check to draw against Class A or Class C shares of a Portfolio redeemed from the shareholder’s account. Checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor’s account (excluding for this purpose the current month’s accumulated dividends and shares for which certificates have been issued). This checkwriting service will be subject to State Street’s customary rules and regulations governing checking accounts, and the Funds and State Street each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the maintenance of this service or for the clearance of any checks.

When a check is presented to State Street for payment, State Street, as the shareholder’s agent, causes the Funds to redeem, at the NAV next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder’s account to cover the check. Because the level of net assets in a shareholder’s account constantly changes due, among various factors, to market fluctuations, the shareholder should not attempt to close his or her account by use of a check. In this regard, State Street has the right to return checks (marked “insufficient funds”) unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to State Street for payment.

NET ASSET VALUE

The NAV of each Portfolio is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Portfolio’s NAV is calculated by dividing the value of the Portfolio’s total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

The following describes the typical methods for valuing investments commonly held by the Portfolios:

Portfolio securities are valued at market value or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with applicable rules under the 1940 Act and the Portfolios’ pricing policies and procedures. Pursuant to Rule 2a-5 under the 1940 Act, each Portfolio’s Board has designated the Adviser as the valuation designee (“Valuation Designee”) with responsibility for performing all fair valuations of the Portfolio’s portfolio investments, subject to the Board’s oversight. The Adviser has established a valuation committee of senior officers and employees of the Adviser to fulfill the Adviser’s responsibilities as each Portfolio’s Valuation Designee, which operates under policies and procedures approved by the Portfolio’s Board to value the Portfolio’s assets.

Equity securities listed on the Exchange or another national exchange (other than securities listed on the Nasdaq Stock Exchange (“NASDAQ”)), are valued at their last sale prices reflected on the consolidated tape at the close of the exchange. Securities listed and trading on the NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on the relevant business day, closing prices provided by the exchange, last trade prices from other exchanges, other trade prices available or fair value methodology may be used to value the securities. OTC equity securities trading on “Pink Sheets” are valued at the mid-level between current bid and asked prices. If mid-prices are not available, securities will be valued at bid prices. The Valuation Designee may fair value international equity securities in Portfolios that are valued as of 4:00 p.m. Eastern Time. Fair valuing such securities seeks to align closing prices on foreign markets that close prior to 4:00 p.m. Eastern Time with closing prices on U.S. Markets.

Fixed-income instruments are typically valued on the basis of bid prices provided by an approved pricing service when the Valuation Designee reasonably believes that such prices reflect the fair value of the instruments. The market convention may be to use the mid-price between bid and offer in certain markets, and fixed-income instruments may be valued on the basis of the mid-prices when such prices reflect the convention of the particular markets. If the Valuation Designee determines that an appropriate pricing vendor does not exist for a fixed-income instrument, the Valuation Designee may use broker quotations consistent with the manner in which the instruments are quoted and traded, or another valuation methodology deemed reasonable by the Valuation Designee.

The fair value of listed derivatives and OTC derivatives is determined with market models and inputs sourced from market data providers. Fair value is determined based on the terms of the instruments and with inputs as of the valuation date. Indicative broker quotations and/or values provided by counterparties may be used if an instrument is not easily modeled and pricing vendors are not able to price the instrument.

When making a fair value determination, the Adviser may take into account any factors it deems appropriate. The Adviser may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used to calculate NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market prices are not readily available or deemed unreliable (including restricted securities). The Portfolios use fair value pricing routinely for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Portfolio ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Factors considered in fair value pricing may include, but are not limited to, interest rates, foreign currency exchange rates, levels of publicly available benchmarks, prices of futures contracts or comparable securities or information obtained by analysis of the issuers’ financial statements. Because most fixed-income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services when the Valuation Designee reasonably believes that such prices reflect the fair value of the instruments.

The Board may suspend the determination of a Portfolio’s NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, if the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining a Portfolio’s NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

The assets attributable to the Class A shares, Class C shares and Advisor Class shares are invested together in a single portfolio. The NAV of each class is determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of plans adopted by the Portfolios in accordance with Rule 18f-3 under the 1940 Act.

DIVIDENDS, DISTRIBUTIONS AND TAXES

General

Each Portfolio of each Fund intends for each taxable year to qualify to be taxed as a “regulated investment company” under the Code. Such qualification relieves a Portfolio of U.S. federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

Until the Directors or Trustees otherwise determine, each income dividend and capital gains distribution, if any, declared by a Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Funds at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

Capital gains realized by a Portfolio during the Portfolio’s taxable year will be distributed; however the Portfolio may retain any long-term capital gains realized by the Portfolio if this is determined by the Directors or Trustees to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class C, Class Z and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class A and Class C shares will be borne exclusively by the class to which they relate.

The information set forth in the Prospectus and the following discussion relates generally to U.S. federal income taxes on dividends and distributions by each Portfolio of the Funds and assumes that each Portfolio of the Funds qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% U.S. federal excise tax imposed on certain undistributed income of regulated investment companies. For U.S. federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

For shareholders’ U.S. federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio are not subject to U.S. federal income tax if, at the close of each quarter of such Portfolio’s taxable year, at least 50% of the value of such Portfolio’s total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement. Insurance proceeds received by a Portfolio under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Funds.

Substantially all of the dividends paid by the Portfolios are anticipated to be exempt from U.S. federal income taxes. See, however, “Investment Policies and

Restrictions—Alternative Minimum Tax” above. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from U.S. federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio’s investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since each Portfolio’s investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as “qualified dividend income” taxable at the same preferential tax rates applicable to long-term capital gains. Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective such shareholder’s holding period in his or her shares.

If a Portfolio’s distributions exceed its income and capital gains realized in any year and the Portfolio has current and accumulated earnings and profits for U.S. federal income tax purposes, then all or a portion of those distributions may be treated as ordinary income to shareholders for U.S. federal income tax purposes.

Any distributions and redemption proceeds payable to a shareholder may be subject to “backup withholding” tax (currently at a rate of 24%) if such shareholder fails to provide the Funds with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the “IRS”) that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder’s income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

If a shareholder holds shares for six months or less and during that time receives a distribution of long-term capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”), and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period on the redeemed shares.

Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Portfolios. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method, then a Portfolio’s default cost basis calculation method, which is currently the Average Cost method, will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

If you hold Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

United States Federal Income Taxation of the Portfolios

The following discussion relates to certain significant U.S. federal income tax consequences to the Portfolios with respect to the determination of their “investment company taxable income” each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

Options and Futures Contracts. Certain listed options and regulated futures contracts are considered “section 1256 contracts” for U.S. federal income tax purposes. Code section 1256 contracts held by a Portfolio at the end of each taxable year will be “marked to market” and treated for U.S. federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on Code section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its Code section 1256 contracts which are part of a “mixed straddle” (as described below) from the application of Code section 1256.

With respect to OTC options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio’s holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a “straddle” for U.S. federal income tax purposes. A straddle of which at least one, but not all, the positions are Code section 1256 contracts may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio’s gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of Code section 1256 contracts.

Zero-coupon Municipal Securities. Under current U.S. federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero-coupon municipal securities. Current U.S. federal income tax law requires that a holder (such as a Portfolio) of a zero-coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to U.S. federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

State Taxation of the Portfolios

California Portfolio. It is anticipated that substantially all of the dividends paid by the California Portfolio will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.

New York Portfolio. It is anticipated that substantially all of the dividends paid by the New York Portfolio will be exempt from New York State and New York City personal and fiduciary income taxes. Dividends will be so exempt to the extent that they are exempt from regular U.S. federal income tax and attributable to interest from New York municipal securities or U.S. Government Securities. Distributions of capital gains will be subject to New York State and New York City personal and fiduciary income taxes. Interest on indebtedness incurred to buy or carry shares of the New York Portfolio generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the New York State franchise tax and the New York City general corporation tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Massachusetts Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest derived from Massachusetts municipal securities or U.S. Government securities. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the Massachusetts personal and fiduciary income taxes. Distributions to corporate shareholders are subject to the Massachusetts corporate excise tax.

Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

PORTFOLIO TRANSACTIONS

Subject to the general oversight of the Boards, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for each of the Portfolios. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as “best execution”). In connection with seeking best execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

Most transactions for the Portfolios, including transactions in listed securities, are executed in the OTC market by market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Portfolios will be principal transactions at net prices and the Portfolios will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and ask price.

No Portfolio has an obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of a Portfolio to obtain the best execution for its transactions. Where best execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Portfolios. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreements, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

Neither the Portfolios nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Portfolio, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Portfolio. While it is impractical to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which a Portfolio effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients’ accounts but not all such services may be used by the Adviser in connection with the Portfolio.

Investment decisions for a Portfolio are made independently from those of other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of a Portfolio or one more of such other investment companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly, when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases, this system may adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio.

Allocations are made by the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the trading department of the Adviser.

The Adviser continuously monitors and evaluates the performance and execution capabilities of brokers that transact orders for the Portfolios to ensure consistent quality executions. This information is reported to the Adviser’s Research Allocation Committee and Best Execution Committee, which oversee broker-selection issues. In addition, the Adviser periodically reviews the Portfolio’s transaction costs in light of current market circumstances using internal tools and analysis as well as statistical analysis and other relevant information from external vendors.

The Portfolios did not pay any brokerage commissions for the three most recent fiscal years ended May 31, 2024, May 31, 2025 and May 31, 2026.

The Portfolios generally will not place orders for the purchase or sale of securities with Sanford C. Bernstein & Co., BSG France, S.A., Bernstein Institutional Services LLC and Bernstein Autonomous LLP (a United Kingdom broker-dealer), affiliates of the Adviser (the “Affiliated Brokers”), without approval from the Board. If such orders are placed, they will be consistent with the Portfolios’ objective of obtaining the best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as a Portfolio), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Portfolios paid no brokerage commissions to the Affiliated Brokers during the three most recent fiscal years.

As of the end of the most recent fiscal year, the Portfolio listed below owned securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents as follows:

Portfolio	Broker/Dealer	Aggregate Value of Securities Held

High Income Portfolio	Citigroup, Inc.	$6,493,851

Disclosure of Portfolio Holdings

The Funds believe that the ideas of the Adviser’s investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Funds also believe that knowledge of each Portfolio’s portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios’ portfolio securities. The policies and procedures relating to disclosure of a Portfolios’ portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios’ shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio’s portfolio holdings on a selective basis.

Each Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser’s website (www.abfunds.com). The Adviser generally posts on the website a complete schedule of the Portfolios’ securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio’s holdings, and the percentage of the Portfolio’s assets represented by the portfolio security. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Portfolios hold, a summary of the Portfolios’ top ten holdings (including name and the percentage of each Portfolio’s assets invested in each holding), and a percentage breakdown of the Portfolios’ investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

The Adviser may distribute or authorize the distribution of information about a Portfolio’s portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser’s employees and affiliates that provide services to the Funds. In addition, the Adviser may distribute or authorize distribution of information about a Portfolio’s portfolio holdings that is not publicly available, on the website or otherwise, to the Funds’ service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by NRSROs, for the purpose of due diligence regarding a merger or acquisition, for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders, or to other persons approved by the Adviser’s Chief Compliance Officer (or his designee) in accordance with the conditions described below that are part of the policies and procedures relating to disclosure of the Portfolio’s securities. The Adviser does not expect to disclose information about a Portfolio’s portfolio holdings that is not publicly available to the Portfolio’s individual or institutional investors or to intermediaries that distribute the Portfolio’s shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about a Portfolio’s portfolio holdings is permitted, however, the Adviser’s Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

The Adviser has established procedures to ensure that each Portfolio’s portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser’s Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser’s product management group determine that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio’s shareholders. The Adviser’s Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser’s Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser’s policy and any applicable confidentiality agreement. The Adviser’s Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Funds’ Boards on a quarterly basis. If the Directors or Trustees determine that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Portfolio’s portfolio holdings: (i) the Funds’ independent registered public accounting firm, for use in providing audit opinions; (ii) Donnelley Financial Solutions, Inc., Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Funds’ custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; (v) the Investment Company Institute, a trade association that represents registered investment companies such as mutual funds, closed-end funds and exchange-traded funds, in connection with confidential industry matters; and (vi) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio’s portfolio holdings information unless specifically authorized.

GENERAL INFORMATION

Municipal Income Fund

The Fund is a Maryland corporation organized in 1987. Effective March 31, 2003, the Fund changed its name from Alliance Municipal Income Fund, Inc. to AllianceBernstein Municipal Income Fund, Inc. Effective January 20, 2015, the Fund changed its name from AllianceBernstein Municipal Income Fund, Inc. to AB Municipal Income Fund, Inc.

All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of a Portfolio is entitled to one vote for all purposes, except that, if approved by the Board and pursuant to the issuance of an exemptive order from the SEC, each holder of stock may be entitled one vote for each dollar of NAV per share of a class. Shares of all series vote for the election of Directors and on any other matter that affects all Portfolios in substantially the same manner as a single series, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series. The Board may determine whether an issue pertains only to a one class or a particular series where it is not otherwise specified by law. There are no conversion or pre-emptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series or class may not be modified except by the vote of a majority of the aggregate number of shares entitled to be cast such series.

Municipal Income Fund II

Fund II is a Massachusetts business trust organized in 1993. Effective March 31, 2003, Fund II changed its name from Alliance Municipal Income Fund II to AllianceBernstein Municipal Income Fund II. Effective January 20, 2015, Fund II changed its name from AllianceBernstein Municipal Income Fund II to AB Municipal Income Fund II.

Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio’s property for all loss and expense of any shareholder of that Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio of which he or she was a shareholder would be unable to meet its obligations.

All Funds

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio’s assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Portfolios, and additional classes of shares within each Portfolio. If an additional portfolio or class were established in a Portfolio, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Portfolios has the same rights and is identical in all respects, except that each of Class A and Class C shares of a Portfolio bears its own distribution expenses and Class C shares convert to Class A shares under certain circumstances. Each class of shares of a Portfolio votes separately with respect to the Funds’ Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

The Boards are authorized to issue and sell shares of a Portfolio and reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and applicable law.

Principal and Controlling Holders

NATIONAL PORTFOLIO

To the knowledge of the Portfolio, as of September 1, 2026, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Portfolio:

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS

CLASS A SHARES

Edward D. Jones & Co., L.P. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road Saint Louis, MO 63131-3710	2,387,168	6.01%

J.P. Morgan Securities, LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	3,486,449	8.78%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	2,425,103	6.11%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	3,653,355	9.20%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	4,312,354	10.86%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	4,519,888	11.38%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,014,372	5.07%

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	4,351,048	10.96%

CLASS C SHARES

American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402-2405	66,720	6.42%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	52,877	5.09%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	140,516	13.53%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	139,003	13.39%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	81,321	7.83%

Raymond James Omnibus for Mutual Funds Attn: Mutual Fund Reconciliation 14G 880 Carillon Parkway St. Petersburg, FL 33716-1102	129,905	12.51%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	193,711	18.65%

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS

ADVISOR CLASS SHARES

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1901	23,630,313	14.29%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	15,182,565	9.18%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	19,106,705	11.55%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	23,778,448	14.38%

Raymond James Omnibus for Mutual Funds Attn: Mutual Fund Reconciliation 14G 880 Carillon Parkway St. Petersburg, FL 33716-1102	30,168,024	18.24%

UBS WM USA Omni Account M/F Special Custody Account EBOC UBSFSI Attn: Department Manager 1000 Harbor Boulevard Weehawken, NJ 07086-6761	15,342,272	9.28%

A shareholder who beneficially owns more than 25% of a Portfolio’s outstanding voting securities is presumed to “control” the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Portfolio, no person beneficially owned more than 25% of the Portfolio’s outstanding voting securities as of September 1, 2026.

HIGH INCOME PORTFOLIO

To the knowledge of the Portfolio, as of September 1, 2026, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Portfolio:

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS

CLASS A SHARES

J.P. Morgan Securities, LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	2,746,072	6.21%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	5,853,037	13.23%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	10,788,829	24.38%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	4,005,106	9.05%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,537,663	5.73%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	6,021,254	13.61%

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS

CLASS C SHARES

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	156,779	5.68%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	353,206	12.80%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	354,296	12.84%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	385,728	13.98%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	177,356	6.43%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	241,127	8.74%

Raymond James Omnibus for Mutual Funds Attn: Mutual Fund Reconciliation 14G 880 Carillon Parkway St. Petersburg, FL 33716-1102	213,176	7.73%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	611,461	22.16%

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS

ADVISOR CLASS SHARES

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	12,471,687	5.95%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	10,939,196	5.22%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	15,187,070	7.25%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	29,476,711	14.07%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	23,716,635	11.32%

CLASS Z SHARES

Edward D. Jones & Co., L.P. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road Saint Louis, MO 63131-3710	14,465,576	69.40%

J.P. Morgan Securities, LLC For the Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	2,174,003	10.43%

SEI Private Trust Company c/o TIAA 1 Freedom Valley Drive Oaks, PA 19456-9989	4,036,576	19.36%

A shareholder who beneficially owns more than 25% of a Portfolio’s outstanding voting securities is presumed to “control” the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Portfolio, no person beneficially owned more than 25% of the Portfolio’s outstanding voting securities as of September 1, 2026.

CALIFORNIA PORTFOLIO

To the knowledge of the Portfolio, as of September 1, 2026, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Portfolio:

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS

CLASS A SHARES

J.P. Morgan Securities, LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	5,160,149	10.40%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	3,738,851	7.53%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	4,454,713	8.98%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	12,113,442	24.41%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	3,375,118	6.80%

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	9,767,822	19.68%

CLASS C SHARES

J.P. Morgan Securities, LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	184,441	12.13%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	78,400	5.16%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	140,828	9.27%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	396,361	26.08%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	120,808	7.95%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	380,568	25.04%

ADVISOR CLASS SHARES

American Enterprise Investment Services, Inc. 707 2nd Ave. South Minneapolis, MN 55402-2405	9,686,130	12.20%

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1901	4,166,334	5.25%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	7,857,397	9.90%

MLPF&S For the Sole Benefit of its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	11,248,981	14.17%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	16,584,224	20.89%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	6,531,604	8.23%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	4,342,445	5.47%

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	4,429,197	5.58%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	8,379,052	10.56%

A shareholder who beneficially owns more than 25% of a Portfolio’s outstanding voting securities is presumed to “control” the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Portfolio, no person beneficially owned more than 25% of the Portfolio’s outstanding voting securities as of September 1, 2026.

MASSACHUSETTS PORTFOLIO

To the knowledge of the Portfolio, as of September 1, 2026, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Portfolio:

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS

CLASS A SHARES

American Enterprise Investment Services, Inc. 707 2nd Ave. South Minneapolis, MN 55402-2405	690,322	8.98%

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1901	1,211,104	15.76%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	1,368,077	17.80%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	1,462,322	19.03%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	1,063,360	13.84%

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS

CLASS C SHARES

American Enterprise Investment Services, Inc. 707 2nd Ave. South Minneapolis, MN 55402-2405	15,576	10.19%

Florence M. Garrett, TOD/DE Orleans, MA 02653-1372	11,222	7.34%

Heather J. Litman & Kenneth R. Litman, JTWROS Westborough, MA 01581-2413	13,990	9.15%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	44,519	29.13%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	9,720	6.36%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	28,594	18.71%

Raymond James Omnibus For Mutual Funds House Acct Firm Attn: Mutual Fund Reconciliation 14G 880 Carillon Parkway St Petersburg, FL 33716-1102	12,189	7.98%

ADVISOR CLASS SHARES

American Enterprise Investment Services, Inc. 707 2nd Ave. South Minneapolis, MN 55402-2405	7,428,066	37.69%

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1901	1,317,113	6.68%

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	1,741,304	8.84%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	1,004,772	5.10%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	2,715,730	13.78%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,497,160	7.60%

SEI Private Trust Company c/o Rockland SWP 1 Freedom Valley Drive Oaks, PA 19456-9989	2,382,179	12.09%

A shareholder who beneficially owns more than 25% of a Portfolio’s outstanding voting securities is presumed to “control” the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Portfolio, no person beneficially owned more than 25% of the Portfolio’s outstanding voting securities as of September 1, 2026.

NEW YORK PORTFOLIO

To the knowledge of the Portfolio, as of September 1, 2026, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Portfolio:

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS

CLASS A SHARES

J.P. Morgan Securities, LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	6,587,380	21.07%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	1,808,249	5.78%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	1,570,667	5.02%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	4,923,273	15.75%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	3,636,225	11.63%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	4,939,765	15.80%

CLASS C SHARES

American Enterprise Investment Services, Inc. 707 2nd Ave. South Minneapolis, MN 55402-2405	41,675	7.23%

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS

J.P. Morgan Securities, LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	129,752	22.50%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	48,421	8.40%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	63,240	10.97%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	107,405	18.62%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	54,314	9.42%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	57,313	9.94%

ADVISOR CLASS SHARES

American Enterprise Investment Services, Inc. 707 2nd Ave. South Minneapolis, MN 55402-2405	1,759,701	6.09%

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1901	11,195,806	38.73%

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	2,777,681	9.61%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	2,314,831	8.01%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	3,052,115	10.56%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	2,638,210	9.13%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,843,344	6.38%

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	1,596,212	5.52%

A shareholder who beneficially owns more than 25% of a Portfolio’s outstanding voting securities is presumed to “control” the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Portfolio, no person beneficially owned more than 25% of the Portfolio’s outstanding voting securities as of September 1, 2026.

VIRGINIA PORTFOLIO

To the knowledge of the Portfolio, as of September 1, 2026, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Portfolio:

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS

CLASS A SHARES

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	940,073	10.36%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	1,649,246	18.18%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	877,497	9.67%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	1,055,556	11.63%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	844,613	9.31%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,398,218	15.41%

CLASS C SHARES

American Enterprise Investment Services, Inc. 707 2nd Ave. South Minneapolis, MN 55402-2405	49,662	16.64%

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	15,879	5.32%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	112,088	37.56%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	18,135	6.08%

The Simpkins Trust UA DTD 12/21/2017 Terry W. Simpkins Trustee Winifred I. Simpkins Trustee Yorktown, VA 23693-2713	25,974	8.70%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	45,006	15.08%

ADVISOR CLASS SHARES

American Enterprise Investment Services, Inc. 707 2nd Ave. South Minneapolis, MN 55402-2405	2,145,166	17.80%

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1901	2,172,188	18.02%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	1,340,736	11.12%

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	1,006,643	8.35%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,402,719	11.64%

Raymond James Omnibus for Mutual Funds Attn: Mutual Fund Reconciliation 14G 880 Carillon Parkway St. Petersburg, FL 33716-1102	877,151	7.28%

UBS WM USA Omni Account M/F Special Custody Account EBOC UBSFSI Attn: Department Manager 1000 Harbor Boulevard Weehawken, NJ 07086-6761	625,871	5.19%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,181,528	9.80%

A shareholder who beneficially owns more than 25% of a Portfolio’s outstanding voting securities is presumed to “control” the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Portfolio, no person beneficially owned more than 25% of the Portfolio’s outstanding voting securities as of September 1, 2026.

Custodian and Accounting Agent

State Street, c/o State Street Corporation, One Congress Street, Suite 1, Boston, MA 02114, acts as custodian for the securities and cash of the Funds and as their accounting agent but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

ABI, an indirect wholly-owned subsidiary of the Adviser, located at 501 Commerce Street, Nashville, TN 37203, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreements between the Funds and ABI, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, 1901 L Street NW, Suite 700, Washington, DC 20036.

Independent Registered Public Accounting Firm

Ernst & Young LLP, One Manhattan West, New York, NY 10001, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures

The Funds, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

The Funds have adopted the Adviser’s proxy voting policies and procedures. A description of the Adviser’s proxy voting policies and procedures is attached as Appendix B.

Information regarding how each Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund’s website at www.abfunds.com; or both; and (2) on the SEC’s website at www.sec.gov/.

Additional Information

Any shareholder inquiries may be directed to the shareholder’s financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

FINANCIAL STATEMENTS AND REPORT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of AB Municipal Income Fund, Inc. for the fiscal year ended May 31, 2026, and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund’s Form N-CSR for the fiscal year ended May 31, 2026, which was filed with the SEC on August 4, 2026.

The financial statements of AB Municipal Income Fund II for the fiscal year ended May 31, 2026, and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund II’s Form N-CSR for the fiscal year ended May 31, 2026, which was filed with the SEC on August 4, 2026.

The annual reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com.

APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS

Securities Ratings

The ratings of fixed-income securities by NRSROs such as S&P, Moody’s, Fitch, Kroll and Morningstar DBRS are widely accepted barometers of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

The Adviser generally uses ratings issued by NRSROs such as S&P, Moody’s, Fitch, Kroll and Morningstar DBRS but may rely on ratings from other NRSROs, depending on the security in question. Some securities are rated by more than one NRSRO, and the ratings assigned to the security by the NRSROs may differ. In such an event and for purposes of determining compliance with restrictions on investments for a Portfolio, if the Adviser considers ratings issued by two or more NRSROs, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody’s and S&P only, with Moody’s rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody’s and BBB by S&P). Or, if a security is rated by Moody’s, S&P and Fitch, with Moody’s rating the security as Ba1, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody’s, BBB by S&P and BBB by Fitch).

Unless otherwise indicated, references to securities ratings by one NRSRO in this SAI shall include the equivalent rating by another NRSRO.

S&P Global Ratings (“S&P”)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ or ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Plus (+) or Minus (-)—Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

NR— NR indicates that a rating has not been assigned or is no longer assigned.

Moody’s Ratings

Aaa—Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A—Obligations are rated ‘A’ are judged to be upper-medium-grade and are subject to low credit risk.

Baa—Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations are rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa—Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note—Moody’s appends numerical modifiers, 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Municipal Loans

Moody’s highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody’s states that short-term municipal securities rated MIG-1/VMIG-1 are of superior quality, enjoying excellent protection from established cash flows, highly reliable liquidity support, or from demonstrated broad-based access to the market for refinancing. Loans bearing the MIG-2/VMIG-2 designation are of strong quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group. Loans bearing the MIG-3/VMIG-3 designation are of acceptable quality; liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. Loans bearing the SG designation are of speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P’s highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay principal and interests will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes of the term of the notes. Issues rated SP-3 have speculative capacity to pay principal and interest. A D rating is assigned upon failure to pay a note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Other Municipal Securities and Commercial Paper

“Prime-1” is the highest rating assigned by Moody’s for other short-term municipal securities and commercial paper, and “A-1+” and “A-1” are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody’s uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of “Prime”, while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of “A”.

Fitch Ratings

International Long-Term Credit Ratings

AAA—‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB—‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—‘B’ ratings indicate that material credit risk is present.

CCC—‘CCC’ ratings indicate that substantial credit risk is present.

CC—‘CC’ ratings indicate very high levels of credit risk.

C—‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations are typically rated in the ‘CCC’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics.

Fitch Ratings

International Short-Term Credit Ratings

F1—Highest credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. Good intrinsic capacity for timely payments of financial commitments.

F3—Fair credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility.

RD—Restricted Default. An entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

D—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category, to categories below CCC, or to Short-term ratings other than F1.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, the debt instrument was taken private, or other reasons.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a heightened probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Morningstar DBRS Ratings

AAA—Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA—Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A—Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB—Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB—Speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B—Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC and C—Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place, but is considered inevitable may be rated in the C category.

D—When the issuer has filed under any applicable bankruptcy, insolvency, or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. Morningstar DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange.

All rating categories from AA to CCC contain the subcategories (high) and (low). The absence of either a (high) or (low) designation indicates the rating is in the middle of the category.

Kroll Bond Rating Agency (“KBRA”)

AAA—Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA—Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A—Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB—Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stressed environments.

BB—Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B—Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC—Determined to be at substantial risk of loss due to credit-related events, near default, or in default with high recovery expectations.

CC—Determined to be near default or in default with average recovery expectations.

C—Determined to be near default or in default with low recovery expectations.

D—KBRA defines default as occurring if: (1) there is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered; (2) the rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result; (3) the rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

KBRA may append—or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

Further Rating Distinctions

While ratings provide an assessment of the obligor’s capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the “underlying” issuers as well as the “primary” issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements

For minimum rating(s) requirements for the Portfolios’ securities, please refer to “Additional Information About the Portfolios’ Strategies, Risks and Investments: Municipal Securities” in the Prospectus.

APPENDIX B:

PROXY VOTING AND GOVERNANCE POLICY STATEMENT

Introduction

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best financial interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value.

AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best financial interests of each respective client as determined by AB in its discretion, after consideration of the relevant client’s investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Investment Stewardship Team”), to ensure that this Policy and its procedures are implemented consistently.

This Policy forms part of a suite of policies and frameworks including AB’s Stewardship Statement that outline our approach to investment stewardship. Proxy voting is an integral part of this process, enabling us to support sound corporate governance practices, strong shareholder rights, transparent disclosures, and encourage effective oversight of material issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Investments, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

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Research Underpins Decision Making

As a research-driven firm, we approach proxy voting with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies applied by our investment teams may occasionally result in different conclusions being drawn for certain proposals. In turn, our votes for some proposals may vary from issuer to issuer, while still aligning with our goal of maximizing the long-term value of securities in our clients’ portfolios.

Research Services

To facilitate the efficient and accurate voting of our clients’ securities, we subscribe to research services from vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis. These research materials are used for informational purposes alongside company filings, and AB’s voting decisions are always guided by AB’s Proxy Voting and Governance Policy. Our investment professionals can access these research and informational materials at any time.

Engagement

In evaluating proxy issues and determining our votes, we seek the perspective and expertise of various relevant parties. Internally, the Investment Stewardship Team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platform. By partnering with investment professionals, we are empowered to incorporate company-specific fundamental insights into our vote decisions.

Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, and more importantly, affect positive changes which we believe will drive shareholder value. In addition, we may engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Escalation Strategies

Proxy voting and engagements work in conjunction to raise and escalate investor concerns to companies. In cases where we determine that the issuer’s behavior isn’t aligned with our clients’ best financial interests, we may escalate our voting and engagement by taking actions such as voting against the relevant directors. The materiality of the issue and the responsiveness of management will guide our approach which is outlined in the AB Stewardship Statement.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. Subject to client guidelines, we adhere to a core set of principles described in this Policy. We assess each proxy proposal within the framework of these principles, with our ultimate “litmus test” being what we view as most likely to maximize long-term shareholder value. We believe that authority

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and accountability for setting and executing corporate policies, goals and compensation should generally rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable should they fail to act in the best interests of shareholders.

We generally vote proposals in accordance with these guidelines; however, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to maximize long-term shareholder value or as otherwise warranted by the specific facts and circumstances of an investment. While our Policy is broadly applicable, we may make exceptions to these guidelines for non-operating companies such as closed-end funds. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that are in our clients’ best interests.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to Director Elections, Compensation, Auditors, Transactions and Special Situations, Shareholder Rights, and Material Environmental and Social Issues. The following are summaries of these broad categories:

Director Elections

AB believes directors should represent shareholder interests and ensure management maximizes long-term shareholder value. We believe that companies should have a majority of independent directors and key committees and incorporate local regulations and governance codes into our decision making. We support majority voting for director elections to enhance accountability and favor declassified boards but may consider exceptions. In evaluating individual director nominees, we will consider responsiveness to shareholders, nominee attendance, and nominee capacity. AB values board diversity for a range of perspectives and may vote against nominating committee chairs or relevant board members if diversity is insufficient.

Compensation

Compensation policies play a critical role in attracting, retaining, and motivating executives, directors, and employees, and should align with shareholder interests to promote long-term value creation and sustainable performance. AB evaluates executive compensation proposals based on four guiding principles: alignment with business performance and strategy, management of compensation costs, reflection of management’s handling of significant issues, and integrity in decision-making.

Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation. In assessing auditor independence we will consider non-audit fees and tenure, potentially voting against if non-audit fees are excessive.

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Transactions and Special Situations

AB evaluates corporate restructurings, mergers, acquisitions, and spin-offs on a case-by-case basis. Our primary objective in assessing and voting on these proposals is to maximize long-term shareholder value.

Shareholder Rights

AB supports strong investor rights that allow shareholders to hold directors and management accountable should they fail to act in the best interests of shareholders.

Material Environmental and Social Issues

We generally assess proposals related to environmental and social issues on a case-by-case basis with the goal of maximizing long-term shareholder value. We assess all shareholder proposals in accordance with our Shareholder Proposal Assessment Framework.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best financial interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to mitigate any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and proxy advisors’ recommendations. If our proposed vote is contrary to the Policy, we refer the proposed vote to our Conflicts Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that our primary proxy advisor, ISS, continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

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Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) one business day after the company’s shareholder meeting date. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Pre-Disclosure of Vote Intentions on Select Proposals

As part of our engagement and stewardship efforts, AB may publish our vote intentions on certain proposals in advance of select shareholder meetings, with an emphasis on issuers where our discretionary managed accounts have significant economic exposure. The selected proposals are chosen because they impact a range of key topics where AB may have expressed our viewpoints publicly, through prior engagement or proxy voting. We do not pre-disclose our vote intentions on mergers and acquisition activity. The published vote intentions are available on our website.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the timeframe required by local regulation and custom, with the minimum timeframe being the U.S. record retention requirement of six-plus years. We maintain the vast majority of these records electronically.

Loaned Securities

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, for AB managed funds, the agent lenders have standing instructions to recall all securities on loan systematically in a timely manner on a best effort basis in order for AB to vote the proxies on those previously loaned shares.

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PART C

OTHER INFORMATION

ITEM 28.	Exhibits

(a)	(1)	Articles of Amendment and Restatement of Articles of Incorporation of the Registrant, dated February 1, 2006 and filed February 23, 2006 – Incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 37 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission on January 31, 2007.

	(2)	Articles of Amendment to the Articles of Incorporation of the Registrant, dated November 28, 2008 and filed on December 1, 2008 – Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 40 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2009.

	(3)	Articles of Amendment to the Articles of Incorporation of the Registrant, dated March 30, 2009 and filed on March 31, 2009 – Filed herewith.

	(4)	Articles Supplementary to the Articles of Incorporation of the Registrant, dated November 30, 2009 and filed December 4, 2009 – Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 43 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission January 26, 2010.

	(5)	Certificate of Correction to the Articles Supplementary to the Articles of Incorporation of the Registrant, dated February 4, 2010 and filed February 9, 2010 – Filed herewith.

	(6)	Articles Supplementary to the Articles of Incorporation of the Registrant, dated and filed August 14, 2014 – Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission on January 30, 2015.

	(7)	Articles of Amendment to the Articles of Incorporation of the Registrant, effective January 20, 2015 and filed January 20, 2015 – Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission on January 30, 2015.

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	(8)	Articles Supplementary to the Articles of Incorporation of the Registrant, dated January 31, 2017 and filed February 3, 2017 – Filed herewith.

	(9)	Articles Supplementary to the Articles of Incorporation of the Registrant, dated August 2, 2018 and filed August 15, 2018 – Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission on September 28, 2018.

	(10)	Articles Supplementary to the Articles of Incorporation of the Registrant, dated and filed November 8, 2019 – Filed herewith.

(b)	Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit 99.77Q1 – Other Exhibits of the Registrant’s Semi-Annual Report on Form NSAR-A (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission on June 29, 2006.

(c)	Not applicable.

(d)	Advisory Agreement between the Registrant and AllianceBernstein L.P., dated November 13, 2019 – Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission on September 28, 2020.

(e)	(1)	Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.), dated November 13, 2019 – Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission on September 28, 2020.

	(2)	Form of Selected Agent Agreement for Depository Institutions and their Subsidiaries between AllianceBernstein Investments, Inc. and selected agents making available shares of the Registrant - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 112 of the Registration Statement on Form N-1A of The AB Portfolios (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 29, 2017.

	(3)	Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

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	(4)	Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

	(5)	Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research and Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

(6)

Form of Selected Agreement for Broker-Dealers between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 166 of the Registration Statement on Form N-1A of AB Discovery Growth Fund, Inc. (File Nos. 2-10768 and 811-00204), filed with the Securities and Exchange Commission on October 29, 2019.

(f)	Not applicable.

(g)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

(h)	(1)	Transfer Agency Agreement between Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission on January 30, 1998.

(2)

Amendment to Transfer Agency Agreement between Registrant and AllianceBernstein Investor Services, Inc. (formerly known as Alliance Fund Services, Inc.) – Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 57 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission on September 28, 2016.

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	(3)	Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AB Municipal Income Fund, Inc. - AB California Portfolio, dated August 2, 2018 – Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission on September 28, 2018.

	(4)	Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AB Municipal Income Fund, Inc. - AB High Income Municipal Portfolio, dated August 2, 2018 – Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission on September 28, 2018.

	(5)	Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AB Municipal Income Fund, Inc. - AB National Portfolio, dated August 2, 2018 – Incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission on September 28, 2018.

	(6)	Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AB Municipal Income Fund, Inc. - AB New York Portfolio, dated August 2, 2018 – Incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission on September 28, 2018.

(7)

Management Fee Waiver Undertaking, dated June 1, 2016, amended as of May 1, 2019, by AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(47) to Post-Effective Amendment No. 274 of the Registration Statement on Form N-1A of AB Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2019.

	(8)	Form of Acquiring Fund of Funds Investment Agreement – Incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission on September 28, 2022.
(i)	Opinion and Consent of Seward & Kissel LLP – Filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm – Filed herewith.

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(k)	Not applicable.

(l)	Not applicable.

(m)	Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

(n)	Amended and Restated Rule 18f-3 Plan, dated August 1, 2019 – Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A (File Nos. 33-07812 and 811-04791), filed with the Securities and Exchange Commission on September 28, 2020.

(o)	Reserved.

(p)	(1)

Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 41 of the Registration Statement on Form N-1A of AB Active ETFs, Inc. (File Nos. 333-264818 and 811-23799), filed with the Securities and Exchange Commission on July 27, 2026, which is substantially identical in all material respects except as to the party which is the Registrant.

(2) Code of Ethics for AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 45 of the Registration Statement on Form N-1A of AB Institutional Funds, Inc. (File Nos. 333-37177 and 811-08403), filed with the Securities and Exchange Commission on January 27, 2025.

Other Exhibits:	Powers of Attorney for: Alexander Chaloff, R. Jay Gerken, Jeffrey R. Holland, Jeanette W. Loeb, John A. Lovito, Carol C. McMullen, Garry L. Moody and Emilie D. Wrapp – Filed herewith.

ITEM 29.	Persons Controlled by or under Common Control with Registrant.

None.

ITEM 30.	Indemnification.

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It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, filed as Exhibit (a) in response to Item 28, Article IX of Registrant’s Amended and Restated By-laws filed as Exhibit (b) and Section 10 of the proposed Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below.

The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) in response to Item 28 of this Registration Statement, as set forth below.

ARTICLE EIGHTH OF REGISTRANT’S ARTICLES OF AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION READS AS FOLLOWS:

(1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

(2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

(3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

(4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

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ARTICLE IX OF THE REGISTRANT’S AMENDED AND RESTATED BY-LAWS READS AS FOLLOWS:

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties or obligations thereunder.

The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (“ABI”) (formerly Alliance Fund Distributors, Inc.) provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the “Securities Act”), free and harmless

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from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties thereunder or by reason of reckless disregard of its obligations and duties thereunder.

The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation (and any amendments thereto), the Advisory Agreement between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI which are filed as Exhibits (a), (d), and (e)(1), respectively, in response to Item 28 and each of which are incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant participates in a joint directors’ liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser’s liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

The independent directors and the interested advisory director (each an “Indemnitee”) have entered into an indemnification agreement with the Registrant under which the Registrant has agreed to indemnify each Indemnitee against any covered expense and covered liability reasonably incurred by the Indemnitee in connection with any covered

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proceeding arising as a result of the Indemnitee’s service to the Registrant, to the fullest extent permitted by law. In addition, the indemnification agreement adopts certain presumptions and procedures that may make the indemnification process and advancement of expenses more efficient.

ITEM 31.	Business and Other Connections of Adviser.

The descriptions of AllianceBernstein L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

Information as to the directors and executive officers of AllianceBernstein L.P. set forth in its Form ADV filed with the Securities and Exchange Commission on March 31, 2014 (File No. 801-56720), and amended through the date hereof, is incorporated by reference.

ITEM 32.	Principal Underwriters.

(a)	ABI is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:

AB Bond Fund, Inc.

AB Cap Fund, Inc.

AB Core Bond Portfolio1

AB Core Opportunities Fund, Inc.

AB Corporate Shares

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

AB Global Bond Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB High Income Fund, Inc.

AB Institutional Funds, Inc.

AB Intermediate Diversified Municipal Portfolio2

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund II

AB Relative Value Fund, Inc.

AB Sustainable Global Thematic Fund, Inc.

AB Sustainable International Thematic Fund, Inc.

AB Trust

AB Variable Products Series Fund, Inc.

The AB Portfolios

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_________________________________________________

1 This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Class Z Shares.

2 This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A, C, Z and Advisor Class Shares.

(b)	The following are the Directors and Officers of ABI, the principal place of business of which is 501 Commerce Street, Nashville, TN 37203.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Directors

Onur Erzan	Director and Head of Global Client Group and Head of Private Wealth	President and Chief Executive Officer

Gary Krueger	Director, and Chief Financial Officer

Mark R. Manley	Director, and Secretary

Officers

Richard A. Brink	Senior Vice President

Michael A. Capella	Senior Vice President
Danielle Carnett	Senior Vice President

Russell R. Corby	Senior Vice President

John C. Endahl	Senior Vice President

John Edward English	Senior Vice President

Robert K. Forrester	Senior Vice President

Mark A. Gessner	Senior Vice President

Kenneth L. Haman	Senior Vice President

Michael S. Hart	Senior Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Nancy E. Hay Richard Kendrick	Senior Vice President and Counsel Senior Vice President	Secretary

Stephen J. Laffey	Senior Vice President and Counsel	Assistant Secretary

James M. Liptrot	Senior Vice President and Assistant Controller

Brendan Murray	Senior Vice President

John J. O’Connor	Senior Vice President

Ronald Pratt Miguel A. Rozensztroch	Senior Vice President Senior Vice President
John Schmidt Louis Sideropoulos Stephen M. Woetzel	Senior Vice President Senior Vice President Senior Vice President
Daniel Wright Armand H. Amritt	Senior Vice President Vice President

Elizabeth Anderson Eric Anderson	Vice President Vice President

Constantin Andreae Jolene Bilyeu Brandon W. Born	Vice President Vice President Vice President

Alexander Boozer	Vice President

Robert A. Brazofsky	Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Andrew Brodbeck	Vice President
Douglas Caggiano Colin Callahan Carly Carrier	Vice President Vice President Vice President

David Casey Ross Catena Mikhail Cheskis Ryan Curry	Vice President Vice President Vice President Vice President

Kevin M. Dausch William Davis	Vice President Vice President

David DeGood Marc J. Della Pia	Vice President Vice President

Joseph T. Dominguez	Vice President

Gregory M. Erwinski	Vice President
Mark Feeney Mark Fritz Ryan Garcia Austin Gilbert	Vice President Vice President Vice President Vice President

Gregory Gillis Kyle Hagan	Vice President Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Gregory Handrahan Jared Hare Terry L. Harris Andrew Haycock	Vice President Vice President Vice President Vice President

Philippe Hemery Julie Henry	Vice President Vice President

Steve Hong Thomas Johnston	Vice President Vice President
Amir Khorami	Vice President
Joseph Krofcheck	Vice President

Melissa Lankard Maren Lapham Darren L. Luckfield Nathan Lyden	Vice President Vice President Vice President Vice President
Robert Mancini	Vice President
Matthew J. Malvey	Vice President

Todd Mann	Vice President

Kevin McCandless Daniel P. Melehan	Vice President Vice President

Mirtha Mercedes Toller Miller David Mitchell	Vice President Vice President Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

William Nelligan Daryl N. Northrop	Vice President Vice President

Bryan R. Pacana Kevin Parnell Thomas Perini Kimchu Perrington Nelson X. Pham	Vice President Vice President Vice President Vice President Vice President
Andrew Remmey	Vice President
Brian Resnick	Vice President

Claudio Rondolini Timothy Ryan	Vice President Vice President

David Saslowsky Justin Sawyers	Vice President Vice President
Art Seals Paul Self Harry Seymour	Vice President Vice President Vice President

Daniel L. Stack	Vice President
Amelia Stephens Joseph Sunwoo	Vice President Vice President

Scott M. Tatum Troy Thompson	Vice President Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Cenk Toroslu Jason Verses	Vice President Vice President

William Wielgolewski James Young	Vice President Vice President

Oscar Zarazua	Vice President
Alexander Zigbuo	Vice President

Martin J. Zayac	Vice President

Courtney Rainwater	Vice President

Francisco Javier Rodriguez	Vice President

Josi McConnell	Vice President

Jeremy Roney	Vice President

Kevin Nuttall	Vice President

Louis Tumminia	Vice President

Rebecca Cathey	Vice President

Angelica Conway	Assistant Vice President

Madison Ehlers	Assistant Vice President

Jeremy Farrell	Assistant Vice President

Heather Frost	Assistant Vice President

Jeffrey Gage	Assistant Vice President

Anne Grimball	Assistant Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Caitlin Hunnicutt	Assistant Vice President

Jillian Labetti	Assistant Vice President

Richard Logier	Assistant Vice President

Logan Marshall	Assistant Vice President

Brian W. Paulson	Assistant Vice President

Goodloe Pride	Assistant Vice President

Alexander Root	Assistant Vice President

Kara Snell	Assistant Vice President

Daniel Watson	Assistant Vice President

Alec Diamond	Assistant Vice President

Andrew Ludwig	Assistant Vice President

Chandler Stafford	Assistant Vice President

Josh Pridemore	Assistant Vice President

(c)	Not applicable.

ITEM 33.	Location of Accounts and Records.

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, One Congress Street, Suite 1, Boston, MA 02114.  All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203.

ITEM 34.	Management Services.

Not applicable.

ITEM 35.	Undertakings.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 25th day of September, 2026.

AB MUNICIPAL INCOME FUND, INC.

By:	/s/ Onur Erzan
Onur Erzan
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

(1)	Principal Executive Officer:

	/s/ Onur Erzan	President and Chief	September 25, 2026
	Onur Erzan	Executive Officer

(2)	Principal Financial and Accounting Officer:

	/s/ Stephen M. Woetzel	Principal Accounting	September 25, 2026
	Stephen M. Woetzel	Officer, Treasurer and Chief Financial Officer

(3)	All of the Directors:

Alexander Chaloff*
R. Jay Gerken* Jeffrey R. Holland*
Jeanette W. Loeb* John A. Lovito*
Carol C. McMullen*
Garry L. Moody*
Emilie D. Wrapp*

*By	/s/ Brian Doyle-Wenger		September 25, 2026
Brian Doyle-Wenger
(Attorney-in-fact)

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

(a)(3)	Articles of Amendment to the Articles of Incorporation

(a)(5)	Certificate of Correction to Articles Supplementary

(a)(8)	Articles Supplementary to the Articles of Incorporation

(a)(10)	Articles Supplementary to the Articles of Incorporation

(i)	Opinion and Consent of Seward & Kissel LLP

(j)	Consent of Independent Registered Public Accounting Firm

Other Exhibits	Powers of Attorney

EX-101.INS XBRL	Instance Document
EX-101.SCH XBRL	Taxonomy Extension Schema Document
EX-101.CALC XBRL	Taxonomy Extension Calculation Linkbase
EX-101.DEF XBRL	Taxonomy Extension Definition Linkbase
EX-101.LAB XBRL	Taxonomy Extension Labels Linkbase
EX-101.PRE XBRL	Taxonomy Extension Presentation Linkbase

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